As filed with the Securities and Exchange Commission on June 27, 2014

File Nos. 333-76651, 811-09301

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 76	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	☒
OF 1940
Amendment No. 79	☒
(Check appropriate box or boxes)

TIAA-CREF Funds
(Exact Name of Registrant as Specified in Charter)

730 Third Avenue

New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 842-2733

John M. McCann, Esq.	Michael G. Phillips, Esq.
TIAA-CREF Funds	TIAA-CREF Funds
8500 Andrew Carnegie Boulevard	730 Third Avenue
Charlotte, North Carolina 28262	New York, New York 10017-3206
(Name and Address of Agent for Service)

Copy to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On __________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	On (date) pursuant to paragraph (a)(1)
☒	On September 26, 2014 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION ON OR AFTER SEPTEMBER 26, 2014. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. SHARES OF THE FUND MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

[__________], 2014

TIAA-CREF Emerging Markets Debt Fund

of the TIAA-CREF Funds

Class Ticker: Retail _____ Retirement _____ Premier _____ Institutional _____

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Emerging Markets Debt Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information 3

Investment objective 3

Fees and expenses 3

Shareholder fees 3

Annual Fund operating expenses 4

Example 4

Portfolio turnover 4

Principal investment strategies 5

Principal investment risks 5

Past performance 7

Portfolio management 7

Purchase and sale of Fund shares 8

Tax information 8

Payments to broker-dealers and other financial intermediary compensation 9

Additional information about investment strategies and risks 9

Additional information about the Fund 9

Additional information on principal investment risks of the Fund 10

Additional information about the Fund’s benchmark index 14

Additional information on principal and non-principal investment strategies 14

Portfolio holdings 15

Portfolio turnover 15

Advisors’ prior performance of a substantially similar Composite 16

Share classes 17

Management of the Fund 18

The Fund’s investment adviser 18

Investment management fees 19

Portfolio management team 19

Other services 20

Distribution and services arrangements 20

Other arrangements 21

Calculating share price 22

Dividends and distributions 23

Taxes 24

Your account: purchasing, redeeming or exchanging shares 27

Retail Class 27

Eligibility – Retail Class 27

Purchasing shares – Retail Class 27

Redeeming shares – Retail Class 31

Exchanging shares – Retail Class 34

Retirement Class 35

Eligibility – Retirement Class 35

Purchasing shares – Retirement Class 36

Redeeming shares – Retirement Class 39

Exchanging shares – Retirement Class 42

Premier Class 43

Eligibility – Premier Class 43

Purchasing shares – Premier Class 45

Redeeming shares – Premier Class 49

Exchanging shares – Premier Class 51

Institutional Class 53

Eligibility – Institutional Class 53

Purchasing shares – Institutional Class 56

Redeeming shares – Institutional Class 59

Exchanging shares – Institutional Class 60

Conversion of shares–applicable to all investors 61

Important transaction information 62

Market timing/excessive trading policy–applicable to all investors 66

Redemption or exchange fee 68

Electronic prospectuses 69

Glossary 69

Financial highlights 70

Summary information

TIAA-CREF Emerging Markets Debt Fund

of the TIAA-CREF Funds

Investment objective

The Fund seeks a favorable long-term total return, through income and capital appreciation, by investing primarily in a portfolio of emerging markets fixed-income investments.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.0%	2.0%	2.0%	2.0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses[1]	0.71%	0.87%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.51%	1.42%	1.32%	1.17%
Waivers and Expense Reimbursements[2]	0.51%	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.90%	0.80%	0.65%

1	Estimates for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 1.00% of average daily net assets for Retail Class shares; (ii) 0.90% of average daily net assets for Retirement Class shares; (iii) 0.80% of average daily net assets for Premier Class shares; and (iv) 0.65% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2015, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through September 30, 2015, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$102	$92	$82	$66
3 Years	$427	$398	$367	$320

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no annual portfolio turnover rate because the Fund is newly operational.

4     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

Principal investment strategies

Under normal market conditions, the Fund invests at least 80% of its assets in fixed-income securities of emerging market issuers or in instruments with economic characteristics similar to emerging market fixed-income securities. The Fund primarily invests in a broad range of corporate, sovereign and quasi-sovereign fixed-income securities rated B- or better but may also invest in fixed-income securities having a lower credit rating. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), performs its own credit analysis, paying particular attention to economic trends and other market events. Country and individual issuer allocations are then overweighted or underweighted relative to the Fund’s benchmark index, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“EMBI-GD Index”), when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. Fund holdings may be denominated in U.S. dollars or non-U.S. dollar currencies, including emerging market currencies. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. The Fund generally defines an “emerging market” as any of the countries or markets represented in the Fund’s benchmark index, the EMBI-GD Index, or any other country or market with similar emerging characteristics. The Fund is considered to be “non-diversified,” which means it may invest in fewer issuers than a “diversified” fund.

The Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different countries, currencies, sectors and maturities. Relative value trading is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

The Fund may purchase and sell futures, options, swaps and other fixed-income derivative instruments to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     5

more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low. As of the date of this prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Sovereign Debt Risk—The risk that the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates, among other possible reasons. To the extent the issuer or controlling governmental authority is unable or unwilling to repay principal or interest when due, the Fund may have limited recourse to compel payment in the event of default.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Non-Diversification Risk—The Fund is considered to be “non-diversified,” which means that it can invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular security may have a greater effect on the Fund’s return since it may represent a larger portion of the Fund’s total portfolio assets.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

6     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of bonds may not be able or willing to meet interest or principal payments when the bonds become due.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments declines in certain interest rate environments.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for their fair market value, if at all, or at any price.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

Performance information is not available for the Fund for the most recently completed calendar year because the Fund is newly operational.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     7

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Katherine Renfrew	Anupam Damani, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2014	since 2014

Purchase and sale of Fund shares

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions or exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and Expenses” above.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not

8     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks

Additional information about the Fund

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in fixed-income securities of emerging markets issuers or in instruments with economic characteristics similar to emerging market fixed-income securities. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     9

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

Additional information on principal investment risks of the Fund

The value of the Fund may increase or decrease as a result of its investments in fixed-income securities. More specifically, the Fund typically is subject to the following principal investment risks:

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, a reduction in dealer capacity, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such investments. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all. Further, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on fixed-income investments tend to decrease, which

10     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

could adversely affect the Fund’s income. Conversely, when prevailing interest rates increase, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to decline. Depending on the timing of the purchase of a fixed-income investment and the price paid for it, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-term investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low. As of the date of this prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Sovereign Debt Risk—The risk that the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates, among other possible reasons. To the extent the issuer or controlling governmental authority is unable or unwilling to repay principal or interest when due, the Fund may have limited recourse to compel payment in the event of default.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible seizure, expropriation or nationalization of assets; (4) more limited foreign financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (5) the impact of political, social or diplomatic events; (6) the difficulty of evaluating some foreign economic trends; and (7) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

 The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     11

and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments.

• Non-Diversification Risk—The Fund is considered to be “non-diversified,” which means that it can invest a greater percentage of its assets in a single issuer than a “diversified” fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the Fund’s return since it may represent a larger portion of the Fund’s total portfolio assets, which could lead to greater volatility in the Fund’s returns.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Credit Risk (a type of Issuer Risk)—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of

12     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for their fair market value, if at all, or at any price.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, may be greater than investing directly in the underlying security or other instrument. Derivative investments can create

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     13

leverage by magnifying investment losses or gains, and the Fund could lose more than the amount invested.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

Additional information about the Fund’s benchmark index

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“EMBI-GD Index”) tracks total returns for traded external debt instruments in the emerging markets. The EMBI-GD Index includes US dollar-denominated sovereign and quasi-sovereign fixed-income securities including, Brady bonds, loans and Eurobonds with an outstanding face value of at least $500 million. Securities must have at least 2.5 years until maturity at the time of issuance and must have at least 1 year until maturity at any given time. The EMBI-GD Index defines emerging markets countries with a combination of World Bank-defined per capita income brackets and each country’s debt-restructuring history. EMBI-GD Index limits the weights of countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

Additional information on principal and non-principal investment strategies

The Fund may also buy and sell put and call options, futures contracts, options on futures, forwards and engage in certain swap transactions. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as for risk management and to increase total return. Futures contracts permit the Fund to seek to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. In seeking to manage currency risk, the Fund also may enter into forward currency contracts, buy or sell options and futures on foreign currencies, and enter into foreign currency swap contracts.

Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a

14     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value (“NAV”).

The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes.

From time to time, the Fund may determine not to invest in securities of issuers that do not meet certain corporate governance criteria. The Fund currently does not invest in certain companies with operations in Sudan.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

Portfolio holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

Portfolio turnover

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund, when available, is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     15

Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

Advisors’ prior performance of a substantially similar Composite

The Fund is newly organized and does not yet have any performance to report as of the date of this prospectus. The performance information shown below represents the performance of the Emerging Markets Debt Composite (“the Composite”), which currently consists of a single unregistered fund managed by Advisors. The unregistered fund comprising the Composite has substantially similar investment objectives, policies and investment strategies as the Fund.

The Composite is not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code, which, if applicable, may have affected the performance of the Composite. Additionally, although it is anticipated that the unregistered fund comprising the Composite and the Fund will hold similar securities, their investment results may differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. Unlike the Fund, which has a fair valuation policy, the unregistered fund as represented by the Composite does not generally subject its portfolio securities to fair valuation. There may also be differences in certain investment criteria between the unregistered fund as represented by the Composite versus the Fund. The past performance of the Composite may have also been affected by certain investment guidelines and industry sector weightings.

The “net of fees” performance figures for the Composite reflect the fees and expenses of the Composite excluding custody-related fees and have not been adjusted to reflect the management fee and other expenses payable by the Fund. The “gross of fees” performance figures for the Composite do not reflect the fees and expenses of the Composite or of the Fund. The performance of the Composite was calculated in compliance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute. This performance calculation method differs from the SEC performance standards applicable to registered investment companies, such as the Fund. Investors should be aware that the use of a methodology different from that used to calculate the performance of the Fund could result in differing performance data.

THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE FUND AND ARE NOT INTENDED TO PREDICT OR SUGGEST RETURNS THAT MIGHT BE EXPERIENCED BY THE FUND. These figures represent past performance and do not indicate future results, which will vary, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

16     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended March 31, 2014)

	Inception Date	One Year	Three Years	Five Years	Since Inception
Emerging Markets Debt Composite (net of fees)	8/2/2004	-1.77%	7.19%	13.18%	9.06%
Emerging Markets Debt Composite (gross of fees)	8/2/2004	-1.18%	7.83%	13.86%	9.69%
JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified*		0.56%	7.09%	11.69%	8.76%

* You cannot invest directly in an index. Index returns do not include a deduction for fees or expenses.

ANNUAL TOTAL RETURNS

(For the calendar year)

	Emerging Markets Debt Composite (net of fees)	Emerging Markets Debt Composite (gross of fees)	JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified†
2014‡	3.62%	3.77%	3.73%
2013	-5.68%	-5.11%	-5.25%
2012	22.51%	23.24%	17.44%
2011	4.11%	4.73%	7.34%
2010	16.10%	16.78%	12.24%
2009	33.49%	34.28%	29.82%
2008	-16.14%	-15.65%	-12.03%
2007	5.25%	5.85%	6.16%
2006	11.45%	12.08%	9.86%
2005	10.32%	10.87%	10.25%
2004§	10.41%	10.63%	10.31%

† You cannot invest directly in an index. Index returns do not include a deduction for fees or expenses.

‡ Partial year for the period January 1–March 31, 2014, not annualized.

§ Partial year for the period August 2–December 31, 2004, not annualized.

Share classes

The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     17

Management of the Fund

The Fund’s investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of May 31, 2014, Advisors and TCIM together had approximately $309 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table of fees and expenses in this Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision; furnishing an investment program for the Fund; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

18     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Emerging Markets Debt Fund	$0.0—$1.0	0.55%
	Over $1.0—$2.5	0.53%
	Over $2.5—$4.0	0.51%
	Over $4.0	0.49%

A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Management Agreement will become available in the Fund’s shareholder report for the period ending April, 30, 2015. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
Emerging Markets Debt Fund
Katherine Renfrew Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TCIM and other advisory affiliates of TIAA—1997 to Present (fixed-income portfolio management, research and trading)	1997	1994	2014

Anupam Damani, CFA Managing Director	Portfolio Manager-Sovereign Sector	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (fixed-income portfolio management, research and trading)	2005	1994	2014

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     19

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other Expenses” in the “Fees and expenses” section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

Distribution and services arrangements

All classes

Teachers Personal Investors Services, Inc. (“TPIS”) distributes each class of Fund shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares, respectively. In addition, TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. Additional information about payments to intermediaries appears in the Fund’s SAI.

Retail Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which the Fund pays TPIS an annual fee as

20     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

compensation for TPIS’ or other entities’ services related to the sale, promotion and/or servicing of Retail Class shares.

Under the plan, the Fund pays TPIS at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

More information about the Fund’s distribution and services arrangements for Retail Class shares appears in the Fund’s SAI.

Retirement Class

More information about the Fund’s distribution and services arrangements for Retirement Class shares appears in the Fund’s SAI.

Premier Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Fund’s distribution and services arrangements for Premier Class shares appears in the Fund’s SAI.

Institutional Class

More information about the Fund’s distribution and services arrangements for Institutional Class shares appears in the Fund’s SAI.

Other arrangements

Advisors also pays Services and/or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     21

Calculating share price

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the NYSE is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund will also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

22     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

Dividends and distributions

The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by the Fund and capital gains realized from the sale of investments. The Fund declares dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Fund reserves the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-CREF-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     23

1. Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash Option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to

24     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Fund’s SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

The Fund is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first in/first out (FIFO), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. If average cost is used for a shareholder’s first sale of Fund shares, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you would have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     25

distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

Other tax matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

26     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

Your account: purchasing, redeeming
or exchanging shares

Retail Class

Eligibility—Retail Class

Types of accounts

Retail Class shares are available for purchase in the following types of accounts:

• Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

• Financial advisor accounts.

• Trust accounts (other than foreign trust accounts).

• Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

• Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

• Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

• Corporate and Institutional accounts.

• Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

• Registered and unregistered investment company accounts.

• Other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

Purchasing shares—Retail Class

How to open an account and make subsequent investments

To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call the Fund at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     27

contact the intermediary about initiating purchases of Fund shares or making additional purchases.

The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (Any check not made payable directly to TIAA-CREF Funds–Retail Class will be considered a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200.

To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail: The TIAA-CREF Funds—Retail Class

 c/o Boston Financial Data Services

 P.O. Box 8009

 Boston, MA 02266-8009

Overnight Mail: The TIAA-CREF Funds—Retail Class

 c/o Boston Financial Data Services

 30 Dan Road

 Canton, MA 02021-2809

To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

28     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

 State Street Bank and Trust Company

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99052771

Specify on the wire:

• The TIAA-CREF Funds—Retail Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

You can purchase additional shares in any of the following ways:

By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five business days after the Fund receives your request.

By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases.

All shareholders automatically have the right to buy shares by telephone or through the TIAA-CREF Web Center provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web purchase option, you can indicate this on the application or call the Fund at 800 223-1200 anytime after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     29

Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically.

By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire. (Please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment.)

Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to remember for all purchases

• Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

• The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

• Your ability to purchase shares may be restricted due to limitations on purchases or exchanges including limitations under the Fund’s Market Timing/Excessive Trading Policy (See below.)

• If you hold your shares through a financial intermediary, it may charge you additional fees. Contact your financial intermediary to find out if it imposes any other conditions, such as a higher minimum investment requirement, on your transactions.

• If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar-day hold on all purchases by check, or through electronic funds transfer.

30     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind purchases of shares

Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

Redeeming shares—Retail Class

You can redeem (sell) your Retail Class shares on any business day. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Usually, the Fund sends your redemption proceeds (minus any applicable Redemption Fee) to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (See below.) If a redemption of shares is requested shortly after you have purchased those shares by check, electronic funds transfer or through the automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

The Fund sends redemption proceeds (minus any applicable Redemption Fee) to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     31

generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You can redeem shares in any of the following ways:

By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation.

Over the Internet: With TIAA-CREF’s Web Center, you can redeem shares over the Internet. There is a $100,000 limit on these redemptions. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically.

By Telephone: Call 800 223-1200 to redeem shares in amounts up to $100,000.

All shareholders with telephone redemption options automatically receive the Internet redemption option. If you do not want to be able to redeem by telephone or Internet, indicate this on your application or call the Fund anytime after opening your account. Telephone or Internet redemptions are not available for IRA accounts.

By Systematic Redemption Plan: You can elect this feature only for accounts with balances of at least $5,000. The Fund will automatically redeem shares each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request

32     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund or through the TIAA-CREF Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Fund receives your instructions.

Points to remember when redeeming:

• The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

• If you request a redemption by telephone or by Internet within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

• If a redemption of shares is requested shortly after you have purchased those shares by check, electronic funds transfer or through an automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     33

Exchanging shares—Retail Class

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Investors holding Retail Class shares are accorded certain exchange privileges involving their Retail Class shares. For purposes of making an exchange involving Retail Class shares, an “exchange” means a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the Trust.

In each case, these exchanges may be made on any business day, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment for an exchange into a fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You can make exchanges in any of the following ways:

By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

By Telephone: Call 800 223-1200.

Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the Trust each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

34     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Fund receives your instructions.

Points to remember when exchanging:

• Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

• The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

• An exchange is considered a sale of securities, and therefore is taxable.

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Retirement Class

Eligibility—Retirement Class

Retirement Class shares are (or may be made) available by or through:

• accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) or 457 of the Code, that are sponsored or administered by TIAA-CREF.

• certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

• certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     35

Definition of Eligible Investor for Retirement Class

Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing shares—Retirement Class

Purchasing shares—for participants purchasing shares through a plan or account administered by TIAA-CREF:

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

You may direct the purchase of Retirement Class shares by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating retirement contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

The Fund has the right to reject your account application and to refuse to sell additional Retirement Class shares to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (See below.) The Fund may suspend or terminate the offering of Retirement Class shares to your employer’s plan.

36     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

Allocating retirement contributions to the Fund—for participants purchasing shares through a plan or account administered by TIAA-CREF

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Opening an IRA or Keogh account

Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase Retirement Class shares.

Purchasing shares—for Eligible Investors and their clients:

Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     37

the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

Eligible Investors should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Retirement Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to remember for all purchases by Eligible Investors:

• Each investment by an Eligible Investor in Retirement Class shares must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

• If you invest in the Retirement Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

• If any payment or transfer to the Fund is returned as “insufficient funds,” the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

38     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind purchases of shares by Eligible Investors

Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming shares—Retirement Class

Redeeming shares—for participants holding shares through a plan or account administered by TIAA-CREF:

TIAA-CREF participants may redeem (sell) their Retirement Class shares on any business day, subject to the terms of their employer’s plan, and Eligible Investors can redeem (sell) their Retirement Class shares on any business day. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

To request a redemption, you can do one of the following:

• write to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• call our Automated Telephone Service (24 hours a day) at 800 842-2252.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     39

you understand the possible federal and other income tax consequences of a redemption. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time, for any reason.

Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other funds or series of the Trust available under the participant’s plan, or (2) shares of other mutual funds available under the participant’s plan. Redemptions are effective as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to 10 days. If you request a redemption, we will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a bank signature guarantee is required if the redemption is sent to an address other than the address of record, or to an address of record that has been changed within either the last 30 or 14 calendar days depending on the service model applicable to your account. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have similar 30 day or 14 day restrictions that require completion of a verification process. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to Employee Retirement Income Security Act (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming shares—for Eligible Investors and their clients:

Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

40     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

If your shares are held through an Eligible Investor, such as a plan or intermediary, contact the Eligible Investor for redemption requests and applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check or electronic funds transfer, it will take 10 calendar days for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

If you request a redemption, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     41

sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares—Retirement Class

Exchanging shares—for participants purchasing shares through a plan or account administered by TIAA-CREF:

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares for Retirement Class shares of another fund available under the plan (including other funds or series of the Trust, if available). An “exchange” means:

• a sale of Retirement Class shares held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

• a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares for your participant, IRA or Annuity account; or

• a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be at least $100) or your entire balance, if less.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

42     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging shares—for Eligible Investors and their clients:

Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities and therefore may be a taxable event.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Premier Class

Eligibility—Premier Class

Premier Class shares are available for purchase by or through

• certain intermediaries or entities affiliated with TIAA-CREF including

• registered investment companies,

• state-sponsored tuition savings plans or healthcare savings accounts (“HSAs”),

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     43

• insurance company separate accounts advised by or affiliated with Advisors, or

• other affiliates of TIAA-CREF;

• other non-affiliated persons, entities or intermediaries including

• investment companies,

• state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

• employer-sponsored employee benefit plans which have entered into a contract or arrangement that enables them to purchase shares of the Fund, or

• through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans; or

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

The Fund reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

Collectively, all investors in the Fund, except for investors through an employer-sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account minimums (not applicable at the participant level)

With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

• Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

• Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

44     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

• Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors;

• Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

• Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

• State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

• Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

• Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

• Other persons or entities that the Fund may approve from time to time.

Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

The Fund reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing shares—Premier Class

Purchasing shares—for participants purchasing shares through a plan or account sponsored or administered by TIAA-CREF:

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     45

shares offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

You may direct the purchase of Premier Class shares by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

The Fund has the right to reject your application and to refuse to sell additional Premier Class shares to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares to your employer’s plan.

Allocating retirement contributions to the Fund—for participants purchasing through a plan or account sponsored or administered by TIAA-CREF:

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

46     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Purchasing shares—for Eligible Investors and their clients:

Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

Eligible Investors should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Premier Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     47

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to remember for all purchases by Eligible Investors:

• Each investment by an Eligible Investor in Premier Class shares must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

• If you invest in the Premier Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

• If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

48     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

In-kind purchases of shares by Eligible Investors

Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming shares—Premier Class

Redeeming shares—for participants holding shares through a plan or account administered by TIAA-CREF:

TIAA-CREF participants may redeem (sell) their Premier Class shares on any business day, subject to the terms of their employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

To request a redemption, you can do one of the following:

• write to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• call our Automated Telephone Service (24 hours a day) at 800 842-2252.

You may be required to complete and return certain forms to effect your redemption (minus any applicable Redemption Fee). Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time for any reason.

Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Premier Class shares of other funds or series of the Trust available under the participant’s plan, or (2) shares of other mutual funds available under the participant’s plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a redemption, we will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by electronic funds transfer to the bank account on file.

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     49

A letter of instruction with a bank signature guarantee is required if the redemption is sent to an address other than the address of record, or to an address of record that has been changed within either the last 30 or 14 calendar days depending on the service model applicable to your account. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have similar 30 day or 14 day restrictions that require completion of a verification process. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to ERISA or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming shares—for Eligible Investors and their clients:

Eligible Investors can redeem (sell) their Premier Class shares at any time.

Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

If your shares are held through an Eligible Investor, contact the Eligible Investor for redemption requests and applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check,

50     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

it will take 10 calendar days for your check to clear and for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

If you request a redemption, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to other Fund shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of Fund assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares—Premier Class

Exchanging shares—for participants holding shares through a plan or account administered by TIAA-CREF:

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares for Premier Class

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     51

shares of another fund available under the plan (including other funds or series of the Trust, if available). An “exchange” means:

• a sale of Premier Class shares held in your participant account and the use of the proceeds to purchase Premier Class shares of other funds or series of the Trust for your account;

• a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares for your participant or Annuity account; or

• a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if less.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging shares—for Eligible Investors and their clients:

Eligible Investors can exchange Premier Class shares for Premier Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

52     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities and therefore may be a taxable event.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Shareholders who hold shares through an Eligible Investor such as a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Institutional Class

Eligibility—Institutional Class

Institutional Class shares are available for purchase by or through:

• certain intermediaries affiliated with TIAA-CREF, or

• other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

• state-sponsored tuition savings plans or prepaid plans,

• insurance company separate accounts,

• employer-sponsored employee benefit plans,

• accounts established by employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals such as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

Definition of Eligible Investor and Direct Purchaser

Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     53

the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account minimums—certain Eligible Investors

No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

• Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors;

• Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities;

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

• Registered investment companies advised by or affiliated with Advisors, including funds of funds;

• State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

• Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

• Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

• Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

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Account minimums—other investors

With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

• Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

• Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

• State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

• Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

• Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services;

• Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

• Other persons, accounts, entities and categories of shareholders as determined by the Fund from time to time.

Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     55

Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

The Fund reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

Purchasing shares—Institutional Class

Eligible Investors and Direct Purchasers may invest directly in Institutional Class shares. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established.

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Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Institutional Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail: The TIAA-CREF Funds—Institutional Class

 c/o Boston Financial Data Services

 P.O. Box 8009

 Boston, MA 02266-8009

Overnight Mail: The TIAA-CREF Funds—Institutional Class

 c/o Boston Financial Data Services

 30 Dan Road

 Canton, MA 02021-2809

To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to remember for all purchases—all investors:

• Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

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• If you invest in the Institutional Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

• If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar-day hold on all purchases by check or through electronic funds transfer.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• An investor’s ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind purchases of shares

Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the

58     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Redeeming shares—Institutional Class

Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares on any business day. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Redeeming shares—for shares held through an Eligible Investor

If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming shares—for shares held by Direct Purchasers

If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

If you request a redemption, we will send the proceeds (minus any applicable Redemption Fee) by check to the address of record or by electronic funds transfer to the bank account on file. A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

Points to remember—for all redemptions

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     59

a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Redemption proceeds—all investors

Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check or electronic funds transfer, it will take 10 calendar days for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund reserves the right to require a signature guarantee on any redemption.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares—Institutional Class

Investors can exchange Institutional Class shares for Institutional Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below.(An exchange is a simultaneous redemption of shares in the Fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Exchanging shares—Eligible Investors

If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

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Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

Exchanging shares—Direct Purchasers

If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

Exchange requirements—all investors

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     61

shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Important transaction information

Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent

62     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

If you hold Institutional, Premier or Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Large Redemptions—Applicable to All Investors. Please contact the Fund before redeeming a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum Account Size.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund’s account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

• Premier and Retirement Class. Except as noted above under “Eligibility–Premier Class,” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice,

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     63

to establish a minimum amount required to open, maintain or add to an account.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

• Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

• Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

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• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through a plan or account administrated by TIAA-CREF) of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

Transferring Shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is the principal underwriter for the Fund, and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of investment companies or other pooled investment vehicles managed by TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop S/B 730/07/01, Attention: Director, Distribution Operation Services.

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     65

necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provides written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar-day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the trading costs, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

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rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Fund, thereby making it more difficult for the Fund to identify market timing by such individual investors. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

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there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Redemption or exchange fee

The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.

In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund. In addition, the Redemption Fee will not apply to certain tuition (529) Plan programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund.

The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to protect

68     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.

If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-

TIAA-CREF Emerging Markets Debt Fund  ■  Prospectus     69

U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines are of comparable quality.

Financial highlights

Because the Fund is new, no financial highlights information is currently available.

70     Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

[This page intentionally left blank.]

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the Fund’s SAI or these reports (once available) without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it needs, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A14407 (6/14)

PROSPECTUS

[________], 2014

TIAA-CREF Lifecycle 2060 Fund

of the TIAA-CREF Funds

Class Ticker: Institutional _____ Retirement _____ Premier _____

This Prospectus describes the Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Lifecycle 2060 Fund (the “Fund”). The Fund is part of the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”), a sub-family of funds offered by the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information 3

Investment objective 3

Fees and expenses 3

Shareholder fees 3

Annual Fund operating expenses 4

Example 4

Portfolio turnover 5

Principal investment strategies 5

Principal investment risks 7

Past performance 9

Portfolio management 9

Purchase and sale of Fund shares 9

Tax information 9

Payments to broker-dealers and other financial intermediary compensation 10

Additional information about investment strategies and risks 10

Additional information about the Fund 10

More about the Fund’s strategy 10

Additional information about the Fund’s composite benchmark indices 12

Additional information about the Underlying Funds 14

Additional information on principal investment risks and of the Fund and Underlying Funds 17

Additional information on principal and non-principal investment strategies of Underlying Funds 26

Portfolio holdings 28

Portfolio turnover 29

Share classes 29

Management of the Fund 29

The Fund’s investment adviser 29

Investment management fees 30

Portfolio management team 31

Other services 32

Distribution and services arrangements 32

Calculating share price 33

Dividends and distributions 35

Taxes 36

Your account: purchasing, redeeming or exchanging shares 38

Retirement Class 38

Eligibility—Retirement Class 38

Purchasing Shares— Retirement Class 39

Redeeming Shares— Retirement Class 43

Exchanging Shares— Retirement Class 45

Premier Class 46

Eligibility—Premier Class 46

Purchasing Shares— Premier Class 48

Redeeming Shares— Premier Class 52

Exchanging Shares— Premier Class 54

Institutional Class 56

Eligibility—Institutional Class 56

Purchasing Shares— Institutional Class 58

Redeeming Shares— Institutional Class 61

Exchanging Shares— Institutional Class 63

Conversion of shares–applicable to all investors 64

Important transaction information 65

Market timing/excessive trading policy–applicable to all investors 67

Electronic prospectuses 69

Additional information about index providers 69

Glossary 72

Financial highlights 74

Summary information

TIAA-CREF Lifecycle 2060 Fund

of the TIAA-CREF Funds

Investment objective

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class
Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	0.83%	0.58%	0.58%
Acquired Fund Fees and Expenses[2,3]	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.45%	1.30%	1.15%
Waivers and Expense Reimbursements[4,5]	(0.73)%	(0.68)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.62%	0.47%

1

The Retirement Class of the Fund has adopted a Distribution (Rule 12b-1) Plan that compensates the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for its expenses in providing distribution, promotional and/or shareholder services to Retirement Class shares at the annual rate of 0.05% of average daily net assets attributable to Retirement Class shares. TPIS has contractually agreed not to seek payment of this fee under the Plan for Retirement Class shares through September 30, 2015, unless changed with approval of the Board of Trustees.

2	Estimates for the current fiscal year.
3

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2015, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive the Fund’s Management Fees equal to, on an annual basis, 0.10%. This waiver will remain in effect through September 30, 2015, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement agreement will remain in place through September 30, 2015, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

	Retirement Class	Premier Class	Institutional Class
1 Year	$74	$63	$48
3 Years	$387	$345	$298

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no annual portfolio turnover rate because the Fund is newly operational.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring or planning to retire within a few years of 2060.

The Fund expects to allocate approximately 90.00% of its assets to equity Underlying Funds and 10.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in the Fund’s target retirement year of 2060 and reaching the Fund’s final target allocation of approximately 40% equity/60% fixed-income at some point from 2067 to 2070. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s target market sector allocations for June 30, 2015, which will change over time, are approximately as follows: U.S. Equity: 63.00%; International Equity: 27.00%; Fixed-Income: 10.00%; Short-Term Fixed-Income: 0.00%; and Inflation-Protected Assets: 0.00%.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     5

Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund, International Opportunities Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund and Emerging Markets Equity Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed-Income); Short-Term Bond Fund and Money Market Fund (Short-Term Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets).

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

The Fund’s target asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, for June 30, 2015, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
EQUITY	90.00%	U.S. Equity	63.00%	• Large-Cap Growth Fund	11.79%
				• Enhanced Large-Cap Growth Index Fund	11.79%
				• Large-Cap Value Fund	11.37%
				• Enhanced Large-Cap Value Index Fund	11.37%
				• Growth & Income Fund	9.84%
				• Small-Cap Equity Fund	5.11%
				• Mid-Cap Growth Fund	0.91%
				• Mid-Cap Value Fund	0.82%
		International Equity	27.00%	• International Equity Fund	7.27%
				• Enhanced International Equity Index Fund	7.27%
				• International Opportunities Fund	6.75%
				• Emerging Markets Equity Fund	4.28%
				• Global Natural Resources Fund	1.43%
FIXED-INCOME	10.00%	Fixed-Income	10.00%	• Bond Plus Fund	6.00%
				• High-Yield Fund	4.00%
				• Bond Fund	0.00%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

6     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately seven to ten years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a relatively stable allocation among the Underlying Funds reflecting the resting point on the glidepath described in the chart above. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus for that fund.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     7

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets; and

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings; and

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates.

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

8     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

Past performance

Performance information is not available for the Fund for the most recently completed calendar year because the Fund is newly operational.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2014	since 2014

Purchase and sale of Fund shares

Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     9

subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks

Additional information about the Fund

The Fund is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative as a target retirement year approaches and for approximately seven to ten years afterwards. Generally, this means that the Fund’s investments will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

No one can assure that the Fund will achieve its investment objective and investors should not consider the Fund to be a complete investment program.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

More about the Fund’s strategy

General information about the Fund

This Prospectus describes the shares of one of twelve Lifecycle Funds, a sub-family of funds offered by the Trust. The Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider the Fund

10     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

separately to determine if it is an appropriate investment. Allocations for the Fund are based on historical risk/return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust without shareholder approval. Certain investment restrictions described in the SAI are fundamental and may only be changed with shareholder approval. The Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

Investment glidepath and target allocations

The target allocations along the investment glidepath for the Fund will gradually become more conservative (e.g., invest less in Underlying Funds holding primarily equity securities and invest more in Underlying Funds holding primarily fixed-income securities) over time as the target retirement year of the Fund approaches and is passed.

Investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund, depending on performance of the equity markets generally.

The following chart shows, effective June 30, 2015, how the investment glidepath for the Fund and the other Lifecycle Funds are expected to gradually move their target allocations over time between the equity and fixed-income asset classes and each Fund’s current position on the glidepath. The actual asset allocations of the Funds may differ from this chart.

The Funds’ investment glidepath

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     11

Future potential investments

A portion of the Fund may be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time, and provided that the Fund has received the necessary exemptive relief from the SEC.

Rebalancing and tactical allocation

In order to maintain its target allocations, the Fund will generally invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the current target allocation for the Fund, the Fund will generally rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Fund’s portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

Advisors may also use tactical allocations to attempt to improve the risk-adjusted returns for the Fund over short- and intermediate-term investment horizons. The tactical allocations are based upon Advisors’ evaluation of the economy, market valuation and investor sentiment. As well, the views and insights of the portfolio managers of the Underlying Funds are considered. These tactical allocations can be among the asset classes, market sectors and individual Underlying Funds. Advisors considers the capacity of the Underlying Funds to handle additional purchases and redemptions and works with the Underlying Fund portfolio managers to minimize disruptions related to cash flow.

Additional information about the Fund's composite benchmark index

The composite benchmark index for the Fund is a composite of five unmanaged benchmark indices that represent the five market sectors in which the Fund invests across the equity and fixed-income asset classes. The composite benchmark is created by applying the performance of the benchmark indices in proportion to the Fund’s target allocations across the market sectors. As a result, the Fund’s composite benchmark changes over time with changes in the Fund’s target allocations.

The five market sectors and the related benchmark indices for the Fund are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI ACWI ex-USA® Index); Fixed-Income (Barclays U.S. Aggregate Bond Index); Short-Term Fixed-Income (Barclays U.S. 1–3 Year Government/Credit Bond Index) and Inflation-Protected Assets (Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series–L)).

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

The benchmark indices for the Fund are described below.

12     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

Russell 3000® Index (U.S. Equity)

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of April 30, 2014 the market capitalization of companies in the Russell 3000®Index ranged from $129 million to $554 billion, with a mean market capitalization of $101 billion and a median market capitalization of $1.4 billion. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI ACWI ex-USA® Index (International Equity)

The MSCI ACWI (All Country World Index) ex-USA® Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance by capturing large and mid-capitalization representation of developed and emerging markets. The MSCI ACWI ex-USA® Index consists of 44 country indices comprising certain developed and emerging markets country indices.

Barclays U.S. Aggregate Bond Index (Fixed-Income)

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. This index contains approximately 8,449 issues. The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. To be selected for inclusion in the Barclays U.S. Aggregate Bond Index, the securities must be dollar denominated and have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility.

Barclays U.S. 1-3 Year Government/Credit Bond Index (Short-Term Fixed-Income)

The Barclays 1-3 Year Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-3 year maturities. The securities in the index must be rated investment-grade or higher by at least two of the following rating agencies: Moody’s, S&P and Fitch.

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Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (Inflation-Protected Assets)

The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for all Urban Consumers (“CPI-U”). To be selected for inclusion in the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

Additional information about the Underlying Funds

The following is a description of the investment objectives and principal investment strategies of the Underlying Funds of the Trust in which the Fund may invest. For a discussion of the risks associated with these investments, see the “Additional information on principal investment risks of the Fund and Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectus for the Institutional Class shares of the Underlying Funds at www.tiaa-cref.org/prospectuses.

Fund	Investment Objective and Strategies/Benchmark
Enhanced Large-Cap Growth Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Growth Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Growth Index represents securities within the Russell 1000® Index that have higher relative forecasted growth rates and price-to-book ratios.

Enhanced Large-Cap Value Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Value Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Value Index represents securities within the Russell 1000® Index that have lower relative growth rates and price-to-book values.

Global Natural Resources Fund

Seeks a favorable long-term total return, mainly through capital appreciation, from investments related to the natural resources sector. Under normal circumstances, the Fund invests at least 80% of its assets in securities of issuers that are primarily engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as in securities of companies that are suppliers to firms producing natural resources, in instruments with economic characteristics similar to natural resources securities or in direct holdings of natural resources. The Fund generally defines “natural resources” as energy, metals, agriculture and other commodities, as well as related products and services.

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Fund	Investment Objective and Strategies/Benchmark
Growth & Income Fund

Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund invests primarily in (1) income-producing equity securities or (2) large-cap securities. The Fund’s benchmark index is the Standard & Poor’s 500® Index.

Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund invests primarily in large-cap equity securities that Advisors believes present the opportunity for growth. The Fund’s benchmark index is the Russell 1000® Growth Index.

Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund invests primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. The Fund’s benchmark index is the Russell 1000® Value Index.

Mid-Cap Growth Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund invests primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Growth Index, a growth-oriented subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities following the top 200 U.S. equity securities based on market capitalization.

Mid-Cap Value Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund invests primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Value Index, a value-oriented subset of the Russell Midcap® Index.

Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation. The Fund’s benchmark index is the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities in market capitalization.

Emerging Markets Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of emerging market issuers. Under normal circumstances, the Fund invests primarily in equity securities of emerging market issuers or in instruments with economic characteristics similar to emerging market equity securities. The Fund’s benchmark index is the MSCI EM Index.

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Fund	Investment Objective and Strategies/Benchmark
Enhanced International Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the MSCI EAFE® Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index.

International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund invests primarily in equity securities of foreign issuers, with sector and country exposure regularly managed against the Fund’s benchmark index, MSCI EAFE® Index.

International Opportunities Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund invests primarily in equity securities of foreign issuers in developed and emerging markets located around the world but outside the United States. While the Fund is actively managed by selecting individual stocks, sector and country exposure are regularly reviewed against the Fund’s benchmark index, MSCI ACWI ex-USA® Index to seek to control risk.

Bond Fund

Seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities. The Fund’s benchmark index is the Barclays U.S. Aggregate Bond Index, which covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage securities.

Bond Plus Fund

Seeks a favorable long-term return, primarily through high current income. The Fund’s benchmark index is the Barclays U.S. Aggregate Bond Index. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad-range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features (such as non-investment-grade securities, emerging market fixed-income securities and convertible and preferred securities) in an effort to improve the Fund’s total return.

High-Yield Fund

Seeks high current income and, when consistent with its primary objective, capital appreciation. The Fund invests primarily in lower-rated, higher-yielding fixed-income securities (often called “junk” bonds), such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. The Fund’s benchmark index is the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index, which tracks the performance of debt securities that pay interest in cash, and have a credit rating of BB or B.

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Fund	Investment Objective and Strategies/Benchmark
Money Market Fund

Seeks high current income consistent with maintaining liquidity and preserving capital. The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s benchmark index is the iMoneyNet Money Fund AveragesTM—All Taxable.

Short-Term Bond Fund

Seeks high current income consistent with preservation of capital by investing primarily in U.S. Treasury and agency securities and corporate bonds with maturities of less than 3 years. The Fund’s benchmark index is the Barclays U.S 1-3 Year Government/Credit Index.

Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests primarily in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers, over the life of the security. Typically, the Fund invests in U.S. Treasury Inflation-Indexed Securities. The Fund’s benchmark index is the Barclays U.S. Treasury Inflation Protected Securities Index (Series-L), which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers.

Additional information on principal investment risks of the Fund and Underlying Funds

The assets of the Fund are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities. The Fund is subject to asset allocation risk, underlying funds risk, which includes the risks of equity securities, fixed-income securities and other investments in proportion to the allocation of Fund assets among Underlying Funds, active management risk and fund of funds risk. Because certain Underlying Funds use derivatives to a limited degree, the Fund has limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

Asset allocation risk

The Fund may not achieve its target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in the Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Fund to not meet its investment objective. The Fund will generally rebalance its allocation among the Underlying Funds by using cash flows where possible. If cash flows are not sufficient to reestablish the current target allocation for a Fund, the Fund will generally rebalance by buying and selling Underlying Fund shares. Periodic

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rebalancing of a Fund’s allocation can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Fund and the Underlying Funds.

Underlying Funds risk

The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds are exposed to the risks of investing in equity and/or fixed-income securities and other investments in accordance with their investment strategies. The risks associated with investing in equity securities and fixed-income securities and other investments are described below:

Equity securities risks

The Fund may gain exposure to some degree, depending on where it is on the investment glidepath, to equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of a Fund may increase or decrease as a result of its exposure to equity securities. More specifically, the Fund, through one or more Underlying Funds, is typically subject to the following principal investment risks (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund, or both):

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Style Risk—A fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be

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out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived

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favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

• Enhanced Index Risk—Certain Funds that are enhanced index funds may underperform their benchmark indices. Unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an enhanced index fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. In addition, seeking enhanced results relative to an index may cause an enhanced index fund to actually underperform its respective index.

• Quantitative Analysis Risk—The risk that securities selected for Funds that are actively managed, in whole or in part, according to a quantitative analysis

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methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

• Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities. For instance, the prices of securities of these companies can be more volatile than the prices of securities of similar companies, resulting in permanent loss of capital. Transactions may also take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment.

• Industry/Sector Risk—The risk that focusing on investment in specific industries or sectors makes a fund more vulnerable to developments particularly affecting those industries or sectors than a more broadly diversified fund would be. Financial instruments of companies in the same industry or sector may decline in price at the same time due to market conditions, interest rates or economic, regulatory, financial or industry/sector specific developments since these companies may share common characteristics and are more likely to react similarly to industry/sector specific market or economic developments. In addition, at times, a small number of companies may represent a large portion of a single industry or sector, and these companies can be sensitive to adverse economic, regulatory or financial developments.

• Special Risks of Investing in Natural Resources Investments—Exposure to natural resources investments may subject the Fund to greater volatility than more traditional investments. The value of natural resources and their related financial instruments may fluctuate widely based on a variety of factors, including changes in overall market conditions, political and economic events and policies, war, terrorism and changes in interest or inflation rates. Prices of various natural resources may also be affected by factors such as drought, floods, weather, embargoes, taxes, levies and other regulatory developments, as well as by fluctuations in supply and demand and disruptions in both producing and consuming countries. Certain natural resources may be produced in limited quantities, in limited areas or by a limited number of producers. As a result, events related to such areas or producers could have a disproportionate impact on the prices of such natural resources.

  Additionally, the Fund’s direct investment in natural resources may be subject to greater business and financial risk than other investments if there is no readily available market for such natural resources. There may also be enhanced costs with custodying and protecting such natural resources than in the case of financial instruments.

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• Non-Diversification Risk—Certain Funds are considered to be “non-diversified,” which means that such fund can invest a greater percentage of its assets in a single issuer than a “diversified” fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the Fund’s return since it may represent a larger portion of the Fund’s total portfolio assets, which could lead to greater volatility in the Fund’s returns.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

Fixed-income securities risks

The Fund may gain exposure to some degree, depending on where it is on the investment glidepath, to fixed-income securities, through certain Underlying Funds. The Fund, through its investments in one or more Underlying Funds, is typically subject to the following investment risks related to fixed-income securities described below (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund, or both):

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

• Credit Risk (a type of Issuer Risk)—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities (such as non- investment-grade securities may also be referred to as “high-yield” or “junk bonds”) because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

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• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, a reduction in dealer capacity, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such investments. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all. Further, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on fixed-income investments tend to decrease, which could adversely affect the Fund’s income. Conversely, when prevailing interest rates increase, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to decline. Depending on the timing of the purchase of a fixed-income investment and the price paid for it, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-term investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low. As of the date of this prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates

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could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

• Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

• Special Risks Relating to Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by the Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

• Fixed-Income Foreign Investment Risk—Foreign fixed-income instruments, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks. In addition, it may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign

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reserves. If deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments.

• Mortgage Roll Risk— The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

• Current Income Risk—The risk that the income the Underlying Fund receives may fall as a result of a decline in interest rates.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for their fair market value, if at all, or at any price.

Active management risk

The risk that the performance of the Fund or the Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund's or Underlying Funds’ investment objectives. As a result of investment selection or trade execution, a Fund or an Underlying Fund could underperform its respective benchmarks or other mutual funds with similar investment objectives.

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Fund of funds risk

The ability of a Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds in which it invests to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund's Prospectus and in the Fund's SAI. There can be no assurances that a Fund will achieve its investment objective. You should not consider a Fund to be a complete investment program.

Additional information on principal and non-principal investment strategies and risks of Underlying Funds

The Equity Funds

The Underlying Funds of the Trust that invest primarily in equity securities—the Growth & Income Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Enhanced Large-Cap Growth Index Fund, the Enhanced Large-Cap Value Index Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Equity Fund, the International Equity Fund, the Global Natural Resources Fund, the Enhanced International Equity Index Fund, the Emerging Markets Equity Fund and the International Opportunities Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

Each Equity Fund may write (sell) call options, including covered call options, and purchase put options, to try to enhance income, reduce portfolio volatility and protect gains in its portfolio. Such options may include put and call options on securities of the types in which the Equity Fund may invest and on securities indices composed of such securities. In writing (selling) call options, the Equity Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of the Equity Fund’s losses during periods of market decline. In purchasing put options, the Equity Fund pays a premium for the option regardless of whether it is exercised and put options that expire worthless expose the Equity Fund to loss of the premiums. The Equity Funds can also write (sell) put options. In writing put options, the Equity Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums

26     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

received from the put options sold may not reduce the extent of the Equity Fund’s losses during periods of market decline.

In addition, each Equity Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Equity Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, an Equity Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also invest in ETFs as well as exchange-traded notes (“ETNs”) for cash management purposes or other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When an Equity Fund or the Fund invests in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Unaffiliated Underlying Funds”), they will bear a proportionate share of expenses charged by the investment company in which the Equity Fund or the Fund invests. An ETF may trade at a premium or discount to NAV. In seeking to manage currency exposure, the Equity Funds may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations.

The Fixed-Income Funds

The Underlying Funds of the Trust that invest primarily in fixed-income securities—the Bond Fund, the Bond Plus Fund, the Inflation-Linked Bond, the High-Yield Fund and the Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, the Fixed-Income Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     27

Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. In seeking to manage currency risk, the Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency contracts. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

Derivatives risks

The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments to which the derivatives relate. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. A derivative may involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, can be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and the Fund could lose more than the amount invested. Investment returns could depend primarily upon the performance of securities that the Underlying Fund does not own.

Investments for temporary defensive purposes

The Fund, as well as each Underlying Fund, may, for temporary defensive purposes, invest all of its assets in cash and money market instruments, including, for the Fund, the Money Market Fund. In doing so, the Fund and the Underlying Fund may be successful in reducing market losses but may otherwise fail to achieve their respective investment objectives.

Portfolio holdings

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's SAI.

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Portfolio turnover

While the Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocation. Therefore, the Fund may sell shares of Underlying Funds regardless of how long they have been held. Although the Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust, it may bear brokerage commissions or other transaction costs when it transacts in shares of Unaffiliated Underlying Funds. A “high portfolio turnover rate” for the Fund with respect to its holdings of Unaffiliated Underlying Funds generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover and is generally not managed to minimize tax burdens of shareholders.

An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Fund and, ultimately, by Fund shareholders. Also, Underlying Funds with high turnover rates may be more likely to generate capital gains that must be distributed to the Fund, and ultimately to Fund shareholders, as taxable income. None of the Underlying Funds of the Trust is subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

Share classes

The Fund offers Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Fund

The Fund's investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     29

(“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of May 31, 2014, Advisors and TCIM together had approximately $309 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in the Prospectus, however, pays the management fees and other expenses that are described in the table of fees and expenses in this Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision; furnishing an investment program for the Fund; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

Investment management fees

Under the terms of the Management Agreement, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of the Fund. Advisors has contractually agreed to waive this management fee on the Fund. This waiver will remain in effect through September 30, 2015 unless changed with approval of the Board of Trustees. Advisors also receives management fees as the investment adviser to the Underlying Funds.

In addition, Advisors has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (ii) 0.00% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue

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through at least September 30, 2015, unless changed with approval of the Board of Trustees. The Fund also pays Advisors for certain administrative services Advisors provides to the Fund on an at-cost basis.

A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Management Agreement will become available in the Fund's shareholder report for the period ending November 30, 2014. For a free copy of the Fund's shareholder report, please call 800 842-2252, visit the Fund's website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
Lifecycle Funds
John M. Cunniff, CFA Managing Director	Asset Allocation (allocation strategies)	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management—2001 to 2006 (U.S. Research Director, oversight of equity research analysis team for U.S. market segments)	2006	1992	2006
Hans L. Erickson, CFA Managing Director	Asset Allocation (general oversight)	Advisors, TCIM and other advisory affiliates of TIAA—1996 to present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	2006

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers ownership of shares of the Fund.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     31

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for Retirement Class shares, including services associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of each Fund pays a monthly fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “Other Expenses” in the “Fees and expenses” section of this Prospectus. Advisors may rely on “affiliated or unaffiliated” persons to fulfill its obligations under the Retirement Class Service Agreement.

Distribution and services arrangements

All classes

Teachers Personal Investors Services, Inc. (“TPIS”) distributes each class of Fund shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Fund. For Premier Class shares, TPIS may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class shares. In addition, TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. Additional information about payments to intermediaries appears in the Fund's SAI.

Retirement Class

Each Fund has adopted a distribution plan under Rule 12b-1 with respect to Retirement Class shares under which each Fund pays TPIS an annual fee for TPIS’ or other entities’ for services related to the sale and promotion of

32     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

Retirement Class shares and ongoing servicing and maintenance of accounts of the Fund's shareholders, including sales and other expenses relating to the servicing efforts.

Under the plan, each Fund may pay TPIS and TPIS may, in turn, pay another entity up to 0.05% of average daily net assets attributable to Retirement Class shares for distribution and promotion-related expenses as well as shareholder services. Because Rule 12b-1 plan fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment in the Fund. TPIS has contractually agreed not to seek any compensation from the Fund under the Distribution Plan through at least September 30, 2015. This agreement may be amended or terminated at any time by TPIS with the approval of the Board of Trustees.

More information about the Fund's distribution and services arrangements for Retirement Class shares appears in the Fund's SAI.

Premier Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Fund's distribution and services arrangements for Premier Class shares appears in the Fund's SAI.

Institutional Class

More information about the Fund's distribution and services arrangements for Institutional Class shares appears in the Fund's SAI.

Calculating share price

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the NYSE is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes). The Fund does not price its shares on days that the NYSE is closed. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     33

to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of the Fund consist primarily of shares of Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Underlying Funds held by a Fund are based on the market value of the shares. Therefore, the share price of the Fund is determined based on the NAV per share or market value per share of each of its Underlying Funds (and the value of any other assets and liabilities of the Fund), subject to the fair value pricing procedures described below.

To value securities and other instruments held by the Underlying Funds of the Trust (other than for the Money Market Fund), such Underlying Funds generally use market quotations or values obtained from independent pricing services to value such assets. Fixed-income securities with remaining maturities of 60 days or less that are held by the Underlying Funds of the Trust are generally valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. Like the Fund, the Underlying Funds of the Trust do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities will typically see more of their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities. Using the same procedures, the Fund will use fair value to the extent that the value of any of its investments, including any Underlying Funds, are unavailable or not considered reliable.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. For these foreign securities, an Underlying Fund of the Trust uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use

34     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

of fair value pricing by the Underlying Fund may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Money market instruments (other than those held by a money market Underlying Fund of the Trust) with maturities of more than 60 days are valued using market quotations or independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

Dividends and distributions

The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by the Fund and capital gains realized from the sale of investments. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months, then the Fund reserves the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-CREF-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     35

3. Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash Option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in any Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from a Fund will be sent to you and the Internal Revenue Service (“IRS”)(for taxable accounts only). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received

36     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Fund's SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

The Fund is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first in/first out (FIFO), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. If average cost is used for a shareholder’s first sale of Fund shares, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

Buying a dividend. If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you would have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its Underlying Funds and their investments and these taxes generally will reduce the Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     37

requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

Other tax matters. Certain investments of a Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Fund's SAI.

Your account: purchasing, redeeming
or exchanging shares

Retirement Class

Eligibility—Retirement Class

Retirement Class shares are (or may be made) available by or through:

• accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) or 457 of the Code, that are sponsored or administered by TIAA-CREF.

38     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

• certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

• certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

Definition of Eligible Investor for Retirement Class

Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing shares—Retirement Class

Purchasing shares—for participants purchasing shares through a plan or account administered by TIAA-CREF:

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

You may direct the purchase of Retirement Class shares by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see “Allocating retirement contributions to a Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     39

those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

The Fund has the right to reject your account application and to refuse to sell additional Retirement Class shares to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund's transfer agent (or other authorized Fund agent) (See below.) The Fund may suspend or terminate the offering of Retirement Class shares to your employer’s plan.

Allocating retirement contributions to the Fund—for participants purchasing shares through a plan or account administered by TIAA-CREF

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Opening an IRA or Keogh account

Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund's Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase Retirement Class shares.

Purchasing shares—for Eligible Investors and their clients:

Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when a Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the

40     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund's transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

Eligible Investors should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Retirement Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to remember for all purchases by Eligible Investors:

• Each investment by an Eligible Investor in Retirement Class shares must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

• If you invest in the Retirement Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     41

Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

• If any payment or transfer to a Fund is returned as “insufficient funds,” the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund's Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind purchases of shares by Eligible Investors

Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

42     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

Redeeming shares—Retirement Class

Redeeming shares—for participants holding shares through a plan or account administered by TIAA-CREF:

TIAA-CREF participants may redeem (sell) their Retirement Class shares on any business day, subject to the terms of their employer’s plan, and Eligible Investors can redeem (sell) their Retirement Class shares on any business day. A redemption can be part of an exchange.

To request a redemption, you can do one of the following:

• write to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• call our Automated Telephone Service (24 hours a day) at 800 842-2252.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time, for any reason.

Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the Trust available under the participant’s plan, or (2) shares of other mutual funds available under the participant’s plan. Redemptions are effective as of the day that the Fund's transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to 10 days. If you request a redemption, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a bank signature guarantee is required if the redemption is sent to an address other than the address of record, or to an address of record that has been changed within either the last 30 or 14 calendar days depending on the service model applicable to your account. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have similar 30 day or 14 day restrictions that require completion of a verification process. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to Employee Retirement Income Security Act (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     43

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming shares—for Eligible Investors and their clients:

Eligible Investors can redeem (sell) their Retirement Class shares at any time.

If your shares are held through an Eligible Investor, such as a plan or intermediary, contact the Eligible Investor for redemption requests and applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund's transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check or electronic funds transfer, it will take 10 calendar days for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

If you request a redemption, the Fund will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

44     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s or an Underlying Fund's portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or an Underlying Fund's entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares—Retirement Class

Exchanging shares—for participants purchasing shares through a plan or account administered by TIAA-CREF:

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares for Retirement Class shares of another fund available under the plan (including other funds or series of the Trust, if available). An “exchange” means:

• a sale of Retirement Class shares held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

• a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares for your participant, IRA or Annuity account; or

• a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     45

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be at least $100) or your entire balance, if less.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Fund, including if it is considered to be market timing activity.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging shares—for Eligible Investors and their clients:

Eligible Investors can exchange Retirement Class shares in a Fund for Retirement Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund's Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities and therefore may be a taxable event.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Premier Class

Eligibility—Premier Class

Premier Class shares are available for purchase by or through

• certain intermediaries or entities affiliated with TIAA-CREF including

• registered investment companies,

46     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

• state-sponsored tuition savings plans or healthcare savings accounts (“HSAs”),

• insurance company separate accounts advised by or affiliated with Advisors, or

• other affiliates of TIAA-CREF;

• other non-affiliated persons, entities or intermediaries including

• investment companies,

• state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

• employer-sponsored employee benefit plans which have entered into a contract or arrangement that enables them to purchase shares of the Fund, or

• through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans; or

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

The Fund reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

Collectively, all investors in the Fund, except for investors through an employer-sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account minimums (not applicable at the participant level)

With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

• Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

• Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     47

• Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors;

• Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

• Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

• State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

• Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

• Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

• Other persons or entities that the Fund may approve from time to time.

Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

The Fund reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing shares—Premier Class

Purchasing shares—for participants purchasing shares through a plan or account sponsored or administered by TIAA-CREF:

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class

48     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

shares offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

You may direct the purchase of Premier Class shares by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Premier Class shares (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

The Fund has the right to reject your application and to refuse to sell additional Premier Class shares to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares to your employer’s plan.

Allocating retirement contributions to a Fund—for participants purchasing through a plan or account sponsored or administered by TIAA-CREF:

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     49

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Purchasing shares—for Eligible Investors and their clients:

Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

Eligible Investors should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Premier Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

50     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to remember for all purchases by Eligible Investors:

• Each investment by an Eligible Investor in Premier Class shares must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

• If you invest in the Premier Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

• If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund's Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     51

In-kind purchases of shares by Eligible Investors

Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming shares—Premier Class

Redeeming shares—for participants holding shares through a plan or account administered by TIAA-CREF:

TIAA-CREF participants may redeem (sell) their Premier Class shares on any business day, subject to the terms of their employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

To request a redemption, you can do one of the following:

• write to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• call our Automated Telephone Service (24 hours a day) at 800 842-2252.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time for any reason.

Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the Trust available under the participant’s plan, or (2) shares of other mutual funds available under the participant’s plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a redemption, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a bank signature guarantee is required if the redemption is sent to an address other than the address of record, or to an address of record that has been changed within either the last 30 or 14 calendar days depending on the service model applicable to your account. You may obtain a signature guarantee from

52     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have similar 30 day or 14 day restrictions that require completion of a verification process. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to ERISA or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming shares—for Eligible Investors and their clients:

Eligible Investors can redeem (sell) their Premier Class shares at any time.

If your shares are held through an Eligible Investor, contact the Eligible Investor for redemption requests and applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it will take 10 calendar days for your check to clear and for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

If you request a redemption, the Fund will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file.

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A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to other Fund shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of Fund assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares—Premier Class

Exchanging shares—for participants holding shares through a plan or account administered by TIAA-CREF:

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares for Premier Class shares of another fund available under the plan (including other funds or series of the Trust, if available). An “exchange” means:

• a sale of Premier Class shares held in your participant account and the use of the proceeds to purchase Premier Class shares of other funds or series of the Trust for your account;

• a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares for your participant or Annuity account; or

• a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are

54     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if less.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging shares—for Eligible Investors and their clients:

Eligible Investors can exchange Premier Class shares for Premier Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund's Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities and therefore may be a taxable event.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Shareholders who hold shares through an Eligible Investor such as a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     55

The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Institutional Class

Eligibility—Institutional Class

Institutional Class shares are available for purchase by or through:

• certain intermediaries affiliated with TIAA-CREF, or

• other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

• state-sponsored tuition savings plans or prepaid plans,

• insurance company separate accounts,

• employer-sponsored employee benefit plans,

• accounts established by employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals such as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

Definition of Eligible Investor and Direct Purchaser

Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account minimums—certain Eligible Investors

No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

• Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors;

• Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services;

56     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities;

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

• Registered investment companies advised by or affiliated with Advisors, including funds of funds;

• State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

• Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

• Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

• Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

Account minimums—other investors

With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

• Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in a Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

• Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

• State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

• Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

• Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services;

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• Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

• Other persons, accounts, entities and categories of shareholders as determined by the Fund from time to time.

Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund, over a reasonable period of time. At its sole discretion, each Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

The Fund reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

Purchasing shares—Institutional Class

Eligible Investors and Direct Purchasers may invest directly in Institutional Class shares. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class

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shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund's transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Lifecycle Funds—Institutional Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     59

To open an account or purchase shares by mail (Direct Purchasers only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail: The TIAA-CREF Lifecycle Funds—Institutional Class

 c/o Boston Financial Data Services

 P.O. Box 8009

 Boston, MA 02266-8009

Overnight Mail: The TIAA-CREF Lifecycle Funds—Institutional Class

 c/o Boston Financial Data Services

 30 Dan Road

 Canton, MA 02021-2809

To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to remember for all purchases—all investors:

• Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

• If you invest in the Institutional Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

• If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar-day hold on all purchases by check or through electronic funds transfer.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect

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transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• An investor’s ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund's Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind purchases of shares

Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares of a Fund with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Redeeming shares—Institutional Class

Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares on any business day.

Redeeming shares—for shares held through an Eligible Investor

If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming shares—for shares held by Direct Purchasers

If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     61

registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

If you request a redemption, we will send the proceeds by check to the address of record or by electronic funds transfer to the bank account on file. A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

Points to remember—for all redemptions

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Redemption proceeds—all investors

Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund's transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check or electronic funds transfer, it will take 10 calendar days for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund reserves the right to require a signature guarantee on any redemption.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional

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Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of an Underlying Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares—Institutional Class

Investors can exchange Institutional Class shares for Institutional Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund's Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in a Fund and a purchase of shares in another fund.)

Exchanging shares—Eligible Investors

If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

Exchanging shares—Direct Purchasers

If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

Exchange requirements—all investors

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Fund, including if it is considered to be market timing activity.

Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     63

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund's transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Fund's market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements,

64     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Important transaction information

Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund's transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund's transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund's transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share Price. If the Fund's transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund's transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

If you hold Institutional, Premier or Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Large Redemptions—Applicable to All Investors. Please contact the Fund before redeeming a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund.

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By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum Account Size.

• Premier and Retirement Class. Except as noted above under “Eligibility–Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

• Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through a plan or account administrated by TIAA-CREF) of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

66     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

Transferring Shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is the principal underwriter for the Fund, and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of investment companies or other pooled investment vehicles managed by TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop S/B 730/07/01, Attention: Director, Distribution Operation Services.

TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provides written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of a Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     67

portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar-day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus

68     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

accounts, by their nature, do not initially identify their individual investors to the Fund, thereby making it more difficult for the Fund to identify market timing by such individual investors. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

Additional information about index providers

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. russell makes no

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     69

representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the russell indexes or any data included in the russell indexes. russell makes no representation, warranty or guarantee regarding the use or the results of use of the russell indexes or any data included therein, or any securities (or combination thereof) comprising the russell indexes. russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the russell index(es) or any data or any security (or combination thereof) included therein.

The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Advisors. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of a fund or any other person or entity regarding the advisability of investing in funds generally or in this Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the Fund or the issuer or owners of a fund or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of the Fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by or the consideration into which a fund is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of the Fund or any other person or entity in connection with the administration, marketing or offering of the Fund.

although msci shall obtain information for inclusion in or for use in the calculation of the msci indexes from sources that msci considers reliable, none of the msci parties warrants or guarantees the originality, accuracy and/or the completeness of any msci index or any data included therein. none of the msci parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any msci index or any data included therein. none of the msci parties shall have any liability for any errors, omissions or interruptions of or in connection with any msci index or any data included therein. further, none of the msci parties makes any express or implied warranties of any kind, and the msci parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each msci index and any data included therein. without limiting any of the foregoing, in no event shall any of the msci parties have any liability for any direct, indirect,

70     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, product or Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     71

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: A bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default than an investment-grade bond.

Investment Glidepath: The general movement of the target allocations of the Fund from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as the Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating

72     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

organization (“NRSRO”) or an unrated security that Advisors determines are of comparable quality.

Short-Term Fixed-Income: Fixed-income securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Lifecycle 2060 Fund  ■  Prospectus     73

Financial highlights

Because the Fund is new, no financial highlights information is currently available.

74     Prospectus  ■  TIAA-CREF Lifecycle 2060 Fund

[This page intentionally left blank.]

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Fund's SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund's SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund's annual and semiannual reports provide additional information about the Fund's investments. In the Fund's annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the preceding fiscal year.

Requesting documents. You can request a copy of the Fund's SAI or these reports (once available) without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund's SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund's Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it needs, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	LC60PRO485A (10/14)

PROSPECTUS

[________], 2014

TIAA-CREF Lifecycle Index 2060 Fund

of the TIAA-CREF Funds

Class Ticker: Institutional _____ Retirement _____ Premier _____

This Prospectus describes the Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Lifecycle Index 2060 Fund (the “Fund”). The Fund is part of the TIAA-CREF Lifecycle Index Funds (the “Lifecycle Index Funds”), a sub-family of funds offered by the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information 3

Investment objective 3

Fees and expenses 3

Shareholder fees 3

Annual Fund operating expenses 4

Example 4

Portfolio turnover 5

Principal investment strategies 5

Principal investment risks 7

Past performance 8

Portfolio management 9

Purchase and sale of Fund shares 9

Tax information 9

Payments to broker-dealers and other financial intermediary compensation 10

Additional information about investment strategies and risks 10

Additional information about the Fund 10

More about the Fund’s strategy 10

Additional information about the Fund’s composite benchmark indices 12

Additional information about the Underlying Funds 14

Additional information on principal investment risks of the Fund and Underlying Funds 15

Additional information on principal and non-principal investment strategies and risks of Underlying Funds 23

Portfolio holdings 25

Portfolio turnover 25

Share classes 25

Management of the Fund 26

The Fund’s investment adviser 26

Investment management fees 26

Portfolio management team 27

Other services 28

Distribution and services arrangements 28

Calculating share price 30

Dividends and distributions 31

Taxes 32

Your account: purchasing, redeeming or exchanging shares 35

Retirement Class 35

Eligibility—Retirement Class 35

Purchasing Shares— Retirement Class 35

Redeeming Shares—Retail Class 39

Exchanging Shares— Retirement Class 41

Premier Class 43

Eligibility—Premier Class 43

Purchasing Shares— Premier Class 45

Redeeming Shares— Premier Class 48

Exchanging Shares— Premier Class 51

Institutional Class 52

Eligibility—Institutional Class 52

Purchasing Shares— Institutional Class 55

Redeeming Shares— Institutional Class 58

Exchanging Shares— Institutional Class 59

Conversion of shares–applicable to all investors 60

Important transaction information 61

Market timing/excessive trading policy–applicable to all investors 64

Electronic prospectuses 66

Additional information about index providers 66

Glossary 68

Financial highlights 70

Summary information

TIAA-CREF Lifecycle Index 2060 Fund

of the TIAA-CREF Funds

Investment objective

The Lifecycle Index 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class
Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	0.87%	0.62%	0.62%
Acquired Fund Fees and Expenses[2,3]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.10%	0.95%	0.80%
Waivers and Expense Reimbursements[4,5]	(0.69)%	(0.64)%	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.41%	0.31%	0.16%

1

The Retirement Class of the Fund has adopted a Distribution (Rule 12b-1) Plan that compensates the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for its expenses in providing distribution, promotional and/or shareholder services to Retirement Class shares at the annual rate of 0.05% of average daily net assets attributable to Retirement Class shares. TPIS has contractually agreed not to seek payment of this fee under the Plan for Retirement Class shares through September 30, 2015, unless changed with approval of the Board of Trustees.

2	Estimates for the current fiscal year.
3

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.33% of average daily net assets for Retirement Class shares; (ii) 0.23% of average daily net assets for Premier Class shares; and (iii) 0.08% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2015, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.02%. This waiver will remain in effect through September 30, 2015, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement agreement will remain in place through September 30, 2015, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

	Retirement Class	Premier Class	Institutional Class
1 Year	$42	$32	$16
3 Years	$281	$239	$191

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no annual portfolio turnover rate because the Fund is newly operational.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring or planning to retire within a few years of 2060. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

The Fund expects to allocate approximately 90.00% of its assets to equity Underlying Funds and 10.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in the Fund’s target retirement year of 2060 and reaching the Fund’s final target allocation of approximately 40% equity/60% fixed-income at some point from 2067 to 2070. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed-income, and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s target market sector allocations for June 30, 2015, which will change over time, are approximately as follows: U.S. Equity: 63.00%; International Equity: 27.00%; Fixed-Income: 10.00%; and Inflation-Protected Assets: 0.00%.

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     5

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund and Emerging Markets Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets).

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

The Fund’s target asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, for June 30, 2015, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
EQUITY	90.00%	U.S. Equity	63.00%	• Equity Index Fund	63.00%
		International Equity	27.00%	• International Equity Index Fund	20.85%
				• Emerging Markets Equity Index Fund	6.15%
FIXED-INCOME	10.00%	Fixed-Income	10.00%	• Bond Index Fund	10.00%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately seven to ten years following the target date.

6     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a relatively stable allocation among the Underlying Funds reflecting the resting point on the glidepath described in the chart above. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus for that fund.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets; and

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     7

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings; and

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates.

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

Performance information is not available for the Fund for the most recently completed calendar year because the Fund is newly operational.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

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Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2014	since 2014

Purchase and sale of Fund shares

Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

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Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks

Additional information about the Fund

The Fund is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative as a target retirement year approaches and for approximately seven to ten years afterwards. Generally, this means that the Fund’s investments will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek an investment return that tracks particular market indices.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

No one can assure that the Fund will achieve its investment objective and investors should not consider the Fund to be a complete investment program.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

More about the Fund’s strategy

General information about the Fund

This Prospectus describes the shares of one of twelve Lifecycle Index Funds, a sub-family of funds offered by the Trust. The Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider the

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Fund separately to determine if it is an appropriate investment. Allocations for the Fund are based on historical risk/return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust without shareholder approval. Certain investment restrictions described in the SAI are fundamental and may only be changed with shareholder approval. The Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

Investment glidepath and target allocations

The target allocations along the investment glidepath for the Fund will gradually become more conservative (e.g., invest less in Underlying Funds holding primarily equity securities and invest more in Underlying Funds holding primarily fixed-income securities) over time as the target retirement year of the Fund approaches and is passed.

Investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund, depending on performance of the equity markets generally.

The following chart shows, effective June 30, 2015, how the investment glidepath for the Fund and the other Lifecycle Index Funds are expected to gradually move their target allocations over time between the equity and fixed-income asset classes and each Fund’s current position on the glidepath. The actual asset allocations of the Funds may differ from this chart.

The Funds’ investment glidepath

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Future potential investments

A portion of the Fund may be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time, and provided that the Fund has received the necessary exemptive relief from the SEC.

Rebalancing

In order to maintain its target allocations, the Fund will generally invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the current target allocation for the Fund, the Fund will generally rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Fund’s portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

Additional information about the Fund's composite benchmark index

The composite benchmark index for the Fund is a composite of four unmanaged benchmark indices that represent the four market sectors in which the Fund invests across the equity and fixed-income asset classes. The composite benchmark is created by applying the performance of the benchmark indices in proportion to the Fund’s target allocations across the market sectors. As a result, the Fund’s composite benchmark changes over time with changes in the Fund’s target allocations.

The four market sectors and the related benchmark indices for the Fund are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI EAFE® Index + MSCI Emerging Markets® Index (the “MSCI EM Index,” and together with the MSCI EAFE Index, the “MSCI EAFE + EM Index”)); Fixed-Income (Barclays U.S. Aggregate Bond Index); and Inflation-Protected Assets (Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series–L)).

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

The benchmark indices for the Fund are described below.

Russell 3000® Index (U.S. Equity)

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of April 30, 2014 the market capitalization of companies in the Russell 3000®Index ranged from $129 million to $554 billion, with a mean market capitalization of $101 billion and a median market capitalization of $1.4 billion. The Russell Investment Group

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determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI EAFE + EM Index (International Equity)

The MSCI EAFE + EM Index tracks the performance of the leading stocks in 22 MSCI developed countries outside of North America (Europe, Australasia and the Far East) and in 21 MSCI emerging countries. The MSCI EAFE + EM Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE + EM Index analyzes each stock in that country’s market based on its market capitalization, trading volume, significant owners and other factors.

The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE + EM Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 22 developed and 21 emerging countries around the world.

The MSCI EAFE + EM Index primarily includes securities of large- and mid-cap issuers. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

Barclays U.S. Aggregate Bond Index (Fixed-Income)

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. This index contains approximately 8,449 issues. The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. To be selected for inclusion in the Barclays U.S. Aggregate Bond Index, the securities must be dollar denominated and have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (Inflation-Protected Assets)

The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for all Urban Consumers (“CPI-U”). To be selected for inclusion in the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must

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have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

Additional information about the Underlying Funds

The following is a description of the investment objectives and principal investment strategies of the Underlying Funds of the Trust in which the Fund may invest. For a discussion of the risks associated with these investments, see the “Additional information on principal investment risks of the Fund and Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectus for the Institutional Class shares of the Underlying Funds at www.tiaa-cref.org/prospectuses.

Fund	Investment Objective and Strategies/Benchmark
Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of large-mid- and small-cap equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index, which is also its benchmark index. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities within the Russell 3000® Index.

Emerging Markets Equity Index Fund

Seeks a favorable long-term total return, mainly by investing in a diversified portfolio of equity securities selected to track publicly traded stocks in emerging markets, as represented by its benchmark index, the MSCI EM Index. Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities within the MSCI EM Index or in instruments with economic characteristics similar to all or a portion of the index.

International Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index, which is also its benchmark index. Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities within the MSCI EAFE® Index.

Bond Index Fund

Seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities (including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed, commercial mortgage-backed and asset-backed securities) that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on the Barclays U.S. Aggregate Bond Index. The Fund has a policy of investing in at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities within the Barclays U.S. Aggregate Bond Index.

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Fund	Investment Objective and Strategies/Benchmark
Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests primarily in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers, over the life of the security. Typically, the Fund invests in U.S. Treasury Inflation-Indexed Securities. The Fund’s benchmark index is the Barclays U.S. Treasury Inflation Protected Securities Index (Series-L), which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers.

Additional information on principal investment risks of the Fund and Underlying Funds

The assets of the Fund are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities. The Fund is subject to asset allocation risk, index risk underlying funds risk, which includes the risks of equity securities, fixed-income securities and other investments in proportion to the allocation of Fund assets among Underlying Funds, active management risk and fund of funds risk. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

Asset allocation risk

The Fund may not achieve its target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in the Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in the Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause the Fund to not meet its investment objective. The Fund will generally rebalance its allocation among the Underlying Funds by using cash flows where possible. If cash flows are not sufficient to reestablish the current target allocation for the Fund, the Fund will generally rebalance by buying and selling Underlying Fund shares. Periodic rebalancing of the Fund’s allocation can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Fund and the Underlying Funds.

Index risk

The Fund may invest in the Equity Index Fund, the International Equity Index Fund, the Emerging Markets Equity Index Fund and the Bond Index Fund (each, an “Underlying Index Fund” and collectively, the “Underlying Index Funds”). Index risk is the risk that the performance of an Underlying Index Fund will not

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correspond to, or may underperform, its benchmark index for any period of time. Although each Underlying Index Fund generally attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Underlying Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Underlying Index Funds can guarantee that its performance will match or exceed its index for any period of time.

Underlying Funds risk

The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds are exposed to the risks of investing in equity and/or fixed-income securities and other investments in accordance with their investment strategies. The risks associated with investing in equity securities and fixed-income securities and other investments are described below:

Equity securities risks

The Fund may gain exposure to some degree, depending on where it is on the investment glidepath, to equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its exposure to equity securities. More specifically, the Fund, through one or more Underlying Funds, is typically subject to the following principal investment risks (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund, or both):

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in

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the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     17

dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

• Index Risk—Index risk is the risk that the performance of an indexed Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an indexed Fund attempts to use the investment performance of its particular index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed Fund can guarantee that its performance will match or exceed its index for any period of time.

Fixed-income securities risks

The Fund may gain exposure to some degree, depending on where it is on the investment glidepath, to fixed-income securities, through certain Underlying Funds. The Fund, through its investments in one or more Underlying Funds, is typically subject to the following investment risks related to fixed-income securities described below (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund, or both):

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income

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volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

• Credit Risk (a type of Issuer Risk)—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities (such as non-investment-grade securities may also be referred to as “high-yield” or “junk bonds”) because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, a reduction in dealer capacity, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such investments. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all. Further, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of fixed-income

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investments (particularly those paying a fixed rate of interest) tend to increase while yields on fixed-income investments tend to decrease, which could adversely affect the Fund’s income. Conversely, when prevailing interest rates increase, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to decline. Depending on the timing of the purchase of a fixed-income investment and the price paid for it, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-term investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low. As of the date of this prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

• Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

• Special Risks Relating to Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by the Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

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• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, may be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and the Fund could lose more than the amount invested.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible seizure, expropriation or nationalization of assets; (4) more limited foreign financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (5) the impact of political, social or diplomatic events; (6) the difficulty of evaluating some foreign economic trends; and (7) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

 The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     21

reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Index Risk—Index risk is the risk that the performance of an indexed Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an indexed Fund attempts to use the investment performance of its particular index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed Fund can guarantee that its performance will match or exceed its index for any period of time.

Active management risk

The risk that the performance of the Fund or the Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund's or Underlying Funds’ investment objectives. As a result of investment selection or trade execution, the Fund or an Underlying Fund could underperform its respective benchmarks or other mutual funds with similar investment objectives.

Fund of funds risk

The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds in which it invests to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund's Prospectus and in the Fund's SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

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Additional information on principal and non-principal investment strategies and risks of Underlying Funds

The Equity Funds

The Underlying Funds of the Trust that invest primarily in equity securities—the Equity Index Fund, the International Equity Index Fund and the Emerging Markets Equity Index Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

Each Equity Fund may write (sell) call options, including covered call options, and purchase put options, to try to enhance income, reduce portfolio volatility and protect gains in its portfolio. Such options may include put and call options on securities of the types in which the Equity Fund may invest and on securities indices composed of such securities. In writing (selling) call options, the Equity Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of the Equity Fund’s losses during periods of market decline. In purchasing put options, the Equity Fund pays a premium for the option regardless of whether it is exercised and put options that expire worthless expose the Equity Fund to loss of the premiums. The Equity Funds can also write (sell) put options. In writing put options, the Equity Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from the put options sold may not reduce the extent of the Equity Fund’s losses during periods of market decline.

In addition, each Equity Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Equity Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, an Equity Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also invest in ETFs as well as exchange-traded notes (“ETNs”) for cash management purposes or other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. ETFs and ETNs will be subject to the risks

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     23

associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When an Equity Fund or the Fund invests in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Unaffiliated Underlying Funds”), they will bear a proportionate share of expenses charged by the investment company in which the Equity Fund or the Fund invests. An ETF may trade at a premium or discount to NAV. In seeking to manage currency exposure, the Equity Funds may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security or a stock market index), options on swaps and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Equity Fund’s investment objective, restrictions and policies and current regulations.

The Fixed-Income Funds

The Underlying Funds of the Trust that invest primarily in fixed-income securities—the Bond Index Fund and the Inflation-Linked Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, the Fixed-Income Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. In seeking to manage currency risk, the Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency contracts. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

Investments for temporary defensive purposes

The Fund, as well as each Underlying Fund, may, for temporary defensive purposes, invest all of its assets in cash and money market instruments, including, for the Fund, the Money Market Fund. In doing so, the Fund and the Underlying Fund may be successful in reducing market losses but may otherwise fail to achieve their respective investment objectives.

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Portfolio holdings

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's SAI.

Portfolio turnover

While the Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocation. Therefore, the Fund may sell shares of Underlying Funds regardless of how long they have been held. Although the Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust, it may bear brokerage commissions or other transaction costs when it transacts in shares of Unaffiliated Underlying Funds. A “high portfolio turnover rate” for the Fund with respect to its holdings of Unaffiliated Underlying Funds generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover and is generally not managed to minimize tax burdens of shareholders.

An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Fund and, ultimately, by Fund shareholders. Also, Underlying Funds with high turnover rates may be more likely to generate capital gains that must be distributed to the Fund, and ultimately to Fund shareholders, as taxable income. None of the Underlying Funds of the Trust is subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

Share classes

The Fund offers Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     25

Management of the Fund

The Fund's investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of May 31, 2014, Advisors and TCIM together had approximately $309 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in the Prospectus, however, pays the management fees and other expenses that are described in the table of fees and expenses in this Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision; furnishing an investment program for the Fund; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

Investment management fees

Under the terms of the Management Agreement, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of the Fund. Advisors has contractually agreed to waive a portion of management fees equal to, on an annual basis, 0.02% of the average daily net assets of the Fund. This waiver will remain in effect through September 30, 2015 unless changed with approval of

26     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

the Board of Trustees. Advisors also receives management fees as the investment adviser to the Underlying Funds.

In addition, Advisors has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; and (iii) 0.10% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2015 unless changed with approval of the Board of Trustees. The Fund also pays Advisors for certain administrative services Advisors provides to the Fund on an at-cost basis.

A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Management Agreement will become available in the Fund's shareholder report for the period ending November 30, 2014. For a free copy of the Fund's shareholder report, please call 800 842-2252, visit the Fund's website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
Lifecycle Index Funds
John M. Cunniff, CFA Managing Director	Asset Allocation (allocation strategies)	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management—2001 to 2006 (U.S. Research Director, oversight of equity research analysis team for U.S. market segments)	2006	1992	2009

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     27

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
Hans L. Erickson, CFA Managing Director	Asset Allocation (general oversight)	Advisors, TCIM and other advisory affiliates of TIAA—1996 to present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	2009

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers ownership of shares of the Fund.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other Expenses” in the “Fees and expenses” section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

Distribution and services arrangements

All Classes

Teachers Personal Investors Services, Inc. (“TPIS”) distributes each class of Fund shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC

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(“Services”), to offer and sell shares of the Fund. For Premier Class shares, TPIS may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class shares. In addition, TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. Additional information about payments to intermediaries appears in the Fund's SAI.

Retirement Class

Each Fund has adopted a distribution plan under Rule 12b-1 with respect to Retirement Class shares under which each Fund pays TPIS an annual fee for TPIS’ or other entities’ for services related to the sale and promotion of Retirement Class shares and ongoing servicing and maintenance of accounts of the Fund's shareholders, including sales and other expenses relating to the servicing efforts.

Under the plan, each Fund may pay TPIS and TPIS may, in turn, pay another entity up to 0.05% of average daily net assets attributable to Retirement Class shares for distribution and promotion-related expenses as well as shareholder services. Because Rule 12b-1 plan fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment in the Fund. TPIS has contractually agreed not to seek any compensation from the Fund under the Distribution Plan through at least September 30, 2015. This agreement may be amended or terminated at any time by TPIS with the approval of the Board of Trustees.

More information about the Fund's distribution and services arrangements for Retirement Class shares appears in the Fund's SAI.

Premier Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Fund pays TPIS an annual fee as compensation for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and TPIS may pay another entity for providing such services. Advisors, TPIS and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     29

assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Fund's distribution and services arrangements for Premier Class shares appears in the Fund's SAI.

Institutional Class

More information about the Fund's distribution and services arrangements for Institutional Class shares appears in the Fund's SAI.

Calculating share price

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the NYSE is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes). The Fund does not price its shares on days that the NYSE is closed. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of the Fund consist primarily of shares of Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Underlying Funds held by the Fund are based on the market value of the shares. Therefore, the share price of the Fund is determined based on the NAV per share or market value per share of each of its Underlying Funds (and the value of any other assets and liabilities of the Fund), subject to the fair value pricing procedures described below.

To value securities and other instruments held by the Underlying Funds of the Trust such Underlying Funds generally use market quotations or values obtained from independent pricing services to value such assets. Fixed-income securities with remaining maturities of 60 days or less that are held by the Underlying Funds of the Trust are generally valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. Like the Fund, the Underlying Funds of the Trust do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio

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securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities will typically see more of their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities. Using the same procedures, the Fund will use fair value to the extent that the value of any of its investments, including any Underlying Funds, are unavailable or not considered reliable.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. For these foreign securities, an Underlying Fund of the Trust uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Underlying Fund may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Money market instruments (other than those held by a money market Underlying Fund of the Trust) with maturities of more than 60 days are valued using market quotations or independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

Dividends and distributions

The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by the Fund and capital gains realized from the sale of investments. Each Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the same Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months, then the Fund reserves the right to reinvest the distribution check into your account using the Fund’s current NAV and to

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change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-CREF-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash Option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in any Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable

32     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”)(for taxable accounts only). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Fund's SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

The Fund is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first in/first out (FIFO), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. If average cost is used for a shareholder’s first sale of Fund shares, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     33

is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you would have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its Underlying Funds and their investments and these taxes generally will reduce the Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund or an Underlying Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

Other tax matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund's SAI.

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Your account: purchasing, redeeming
or exchanging shares

Retirement Class

Eligibility—Retirement Class

Retirement Class shares are (or may be made) available by or through:

• accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) or 457 of the Code, that are sponsored or administered by TIAA-CREF.

• certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

• certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

Definition of Eligible Investor for Retirement Class

Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing shares—Retirement Class

Purchasing shares—for participants purchasing shares through a plan or account administered by TIAA-CREF:

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

You may direct the purchase of Retirement Class shares by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see “Allocating retirement contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of

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the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

The Fund has the right to reject your account application and to refuse to sell additional Retirement Class shares to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund's transfer agent (or other authorized Fund agent) (See below.) The Fund may suspend or terminate the offering of Retirement Class shares to your employer’s plan.

Allocating retirement contributions to the Fund—for participants purchasing shares through a plan or account administered by TIAA-CREF

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Opening an IRA or Keogh account

Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund's Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase Retirement Class shares.

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Purchasing shares—for Eligible Investors and their clients:

Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund's transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

Eligible Investors should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Retirement Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

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To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to remember for all purchases by Eligible Investors:

• Each investment by an Eligible Investor in Retirement Class shares must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

• If you invest in the Retirement Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

• If any payment or transfer to the Fund is returned as “insufficient funds,” the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund's Market Timing/Excessive Trading Policy (See below.)

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind purchases of shares by Eligible Investors

Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund;

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(2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming shares—Retirement Class

Redeeming shares—for participants holding shares through a plan or account administered by TIAA-CREF:

TIAA-CREF participants may redeem (sell) their Retirement Class shares on any business day, subject to the terms of their employer’s plan, and Eligible Investors can redeem (sell) their Retirement Class shares on any business day. A redemption can be part of an exchange.

To request a redemption, you can do one of the following:

• write to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• call our Automated Telephone Service (24 hours a day) at 800 842-2252.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time, for any reason.

Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the Trust available under the participant’s plan, or (2) shares of other mutual funds available under the participant’s plan. Redemptions are effective as of the day that the Fund's transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to 10 days. If you request a redemption, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a bank signature guarantee is required if the redemption is sent to an address other than the address of record, or to an address of record that has been changed within either the last 30 or 14 calendar days depending on the service model applicable to your account. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have similar

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30 day or 14 day restrictions that require completion of a verification process. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to Employee Retirement Income Security Act (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming shares—for Eligible Investors and their clients:

Eligible Investors can redeem (sell) their Retirement Class shares at any time.

If your shares are held through an Eligible Investor, such as a plan or intermediary, contact the Eligible Investor for redemption requests and applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund's transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check or electronic funds transfer, it will take 10 calendar days for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

If you request a redemption, the Fund will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file.

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A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s or an Underlying Fund's portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or an Underlying Fund's entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares—Retirement Class

Exchanging shares—for participants purchasing shares through a plan or account administered by TIAA-CREF:

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares for Retirement Class shares of another fund available under the plan (including other funds or series of the Trust, if available). An “exchange” means:

• a sale of Retirement Class shares held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

• a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares for your participant, IRA or Annuity account; or

• a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real

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Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be at least $100) or your entire balance, if less.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging shares—for Eligible Investors and their clients:

Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund's Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities and therefore may be a taxable event.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares.

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The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Premier Class

Eligibility—Premier Class

Premier Class shares are available for purchase by or through

• certain intermediaries or entities affiliated with TIAA-CREF including

• registered investment companies,

• state-sponsored tuition savings plans or healthcare savings accounts (“HSAs”),

• insurance company separate accounts advised by or affiliated with Advisors, or

• other affiliates of TIAA-CREF;

• other non-affiliated persons, entities or intermediaries including

• investment companies,

• state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

• employer-sponsored employee benefit plans which have entered into a contract or arrangement that enables them to purchase shares of the Fund, or

• through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans; or

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

The Fund reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

Collectively, all investors in the Fund, except for investors through an employer-sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account minimums (not applicable at the participant level)

With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

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• Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

• Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $5 million with respect to the Fund is required:

• Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors;

• Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

• Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

• State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

• Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

• Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

• Other persons or entities that the Fund may approve from time to time.

Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

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Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

The Fund reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing shares—Premier Class

Purchasing shares—for participants purchasing shares through a plan or account sponsored or administered by TIAA-CREF:

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

You may direct the purchase of Premier Class shares by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Fund offering Premier Class shares (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

The Fund has the right to reject your application and to refuse to sell additional Premier Class shares to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares to your employer’s plan.

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Allocating retirement contributions to the Fund—for participants purchasing through a plan or account sponsored or administered by TIAA-CREF:

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Purchasing shares—for Eligible Investors and their clients:

Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

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Opening an account or purchasing shares by wire—Eligible Investors:

Eligible Investors should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Premier Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to remember for all purchases by Eligible Investors:

• Each investment by an Eligible Investor in Premier Class shares must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

• If you invest in the Premier Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

• If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect

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transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund's Market Timing/Excessive Trading Policy (See below.)

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind purchases of shares by Eligible Investors

Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming shares—Premier Class

Redeeming shares—for participants holding shares through a plan or account administered by TIAA-CREF:

TIAA-CREF participants may redeem (sell) their Premier Class shares on any business day, subject to the terms of their employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

To request a redemption, you can do one of the following:

• write to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• call our Automated Telephone Service (24 hours a day) at 800 842-2252.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. The Fund can suspend or terminate your ability to transact by telephone, Internet, or by fax at any time for any reason.

Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the

48     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

Trust available under the participant’s plan, or (2) shares of other mutual funds available under the participant’s plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a redemption, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a bank signature guarantee is required if the redemption is sent to an address other than the address of record, or to an address of record that has been changed within either the last 30 or 14 calendar days depending on the service model applicable to your account. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have similar 30 day or 14 day restrictions that require completion of a verification process. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to ERISA or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming shares—for Eligible Investors and their clients:

Eligible Investors can redeem (sell) their Premier Class shares at any time.

If your shares are held through an Eligible Investor, contact the Eligible Investor for redemption requests and applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying

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a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it will take 10 calendar days for your check to clear and for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

If you request a redemption, the Fund will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file. A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

The Fund reserves the right to require a signature guarantee on any redemption.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to other Fund shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of Fund assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

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Exchanging shares—Premier Class

Exchanging shares—for participants holding shares through a plan or account administered by TIAA-CREF:

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares for Premier Class shares of another fund available under the plan (including other funds or series of the Trust, if available). An “exchange” means:

• a sale of Premier Class shares held in your participant account and the use of the proceeds to purchase Premier Class shares of other funds or series of the Trust for your account;

• a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares for your participant or Annuity account; or

• a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

• writing to TIAA-CREF at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252; or

• using the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

Exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if less.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging shares—for Eligible Investors and their clients:

Eligible Investors can exchange Premier Class shares for Premier Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund's Market Timing/Excessive Trading Policy

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below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities and therefore may be a taxable event.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Shareholders who hold shares through an Eligible Investor such as a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Institutional Class

Eligibility—Institutional Class

Institutional Class shares are available for purchase by or through:

• certain intermediaries affiliated with TIAA-CREF, or

• other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

• state-sponsored tuition savings plans or prepaid plans,

• insurance company separate accounts,

• employer-sponsored employee benefit plans,

• accounts established by employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals such as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

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Definition of Eligible Investor and Direct Purchaser

Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account minimums—certain Eligible Investors

No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

• Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors;

• Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities;

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

• Registered investment companies advised by or affiliated with Advisors, including funds of funds;

• State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

• Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

• Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

• Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

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Account minimums—other investors

With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

• Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

• Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

• State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

• Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

• Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services;

• Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

• Other persons, accounts, entities and categories of shareholders as determined by the Fund from time to time.

Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund, over a reasonable period of time. At its sole discretion, each Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing

54     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

Each Fund reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

Purchasing shares—Institutional Class

Eligible Investors and Direct Purchasers may invest directly in Institutional Class shares. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund's transfer agent (or other authorized Fund agent) (See below.) The Fund will not accept third-party checks except in limited circumstances with regard to subsequent investments. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established.

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Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

 State Street Bank

 One Lincoln Street

 Boston, MA 02111

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Lifecycle Index Funds—Institutional Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail: The TIAA-CREF Lifecycle Index Funds—Institutional Class

 c/o Boston Financial Data Services

 P.O. Box 8009

 Boston, MA 02266-8009

Overnight Mail: The TIAA-CREF Lifecycle Index Funds—Institutional Class

 c/o Boston Financial Data Services

 30 Dan Road

 Canton, MA 02021-2809

To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to remember for all purchases—all investors:

• Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

56     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

• If you invest in the Institutional Class through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

• If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar-day hold on all purchases by check or through electronic funds transfer.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• An investor’s ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations related to the Fund's Market Timing/Excessive Trading Policy (See below.)

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-kind purchases of shares

Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares of a Fund with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the

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Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Redeeming shares—Institutional Class

Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares on any business day.

Redeeming shares—for shares held through an Eligible Investor

If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming shares—for shares held by Direct Purchasers

If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

If you request a redemption, we will send the proceeds by check to the address of record or by electronic funds transfer to the bank account on file. A letter of instruction with a Medallion Signature Guarantee is required if the redemption is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee. Please contact the Fund for further information.

Points to remember—for all redemptions

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

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Redemption proceeds—all investors

Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund's transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check or electronic funds transfer, it will take 10 calendar days for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund reserves the right to require a signature guarantee on any redemption.

In-kind redemptions of shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of an Underlying Fund's entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging shares—Institutional Class

Investors can exchange Institutional Class shares for Institutional Class shares of any other fund or series of the Trust on any business day, subject to the limitations described in the Fund's Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the Fund and a purchase of shares in another fund.)

Exchanging shares—Eligible Investors

If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

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Exchanging shares—Direct Purchasers

If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

Exchange requirements—all investors

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund's transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

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The Fund's market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Important transaction information

Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund's transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund's transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund's transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     61

whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share Price. If the Fund's transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund's transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

If you hold Institutional, Premier or Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Large Redemptions—Applicable to All Investors. Please contact the Fund before redeeming a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum Account Size.

• Premier and Retirement Class. Except as noted above under “Eligibility–Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly

62     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

• Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through a plan or account administrated by TIAA-CREF) of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

Transferring Shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is the principal underwriter for the Fund, and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of investment companies or other pooled investment vehicles managed by TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     63

Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop S/B 730/07/01, Attention: Director, Distribution Operation Services.

TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provides written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar-day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap

64     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

programs, asset allocation programs and other similar programs that are approved by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Fund, thereby making it more difficult for the Fund to identify market timing by such individual investors. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     65

timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic Prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

Additional information about index providers

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the russell indexes or any data included in the russell indexes. russell makes no representation, warranty or guarantee regarding the use or the results of use of the russell indexes or any data included therein, or any securities (or combination thereof) comprising the russell indexes. russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the russell index(es) or any data or any security (or combination thereof) included therein.

The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are of MSCI or its affiliates and have been licensed for use for certain purposes by Advisors. None of the service mark(s) MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of a fund or any other person or entity regarding the advisability of investing in funds generally or in this Fund particularly or the ability

66     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the Fund or the issuer or owners of a fund or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of the Fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by or the consideration into which a fund is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of the Fund or any other person or entity in connection with the administration, marketing or offering of the Fund.

although msci shall obtain information for inclusion in or for use in the calculation of the msci indexes from sources that msci considers reliable, none of the msci parties warrants or guarantees the originality, accuracy and/or the completeness of any msci index or any data included therein. none of the msci parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any msci index or any data included therein. none of the msci parties shall have any liability for any errors, omissions or interruptions of or in connection with any msci index or any data included therein. further, none of the msci parties makes any express or implied warranties of any kind, and the msci parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each msci index and any data included therein. without limiting any of the foregoing, in no event shall any of the msci parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, product or Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     67

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: A bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default than an investment-grade bond.

Investment Glidepath: The general movement of the target allocations of the Fund from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as the Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating

68     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

organization (“NRSRO”) or an unrated security that Advisors determines are of comparable quality.

Short-Term Fixed-Income: Fixed-income securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Lifecycle Index 2060 Fund  ■  Prospectus     69

Financial highlights

Because the Fund is new, no financial highlights information is currently available.

70     Prospectus  ■  TIAA-CREF Lifecycle Index 2060 Fund

[This page intentionally left blank.]

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Fund's SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund's SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund's annual and semiannual reports provide additional information about the Fund's investments. In the Fund's annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the preceding fiscal year.

Requesting documents. You can request a copy of the Fund's SAI or these reports (once available) without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund's SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund's Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it needs, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A12014 (10/14)

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION SUBJECT TO COMPLETION ON OR AFTER SEPTEMBER 26, 2014. THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. SHARES OF THE EMERGING MARKETS DEBT FUND MAY NOT BE SOLD UNTIL THE FUND’S REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THE EMERGING MARKETS DEBT FUND’S SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THE EMERGING MARKETS DEBT FUND’S SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Statement of Additional Information

TIAA-CREF Funds

[__________], 2014 (with respect to the Emerging Markets Debt Fund)

MARCH 1, 2014 (with respect to the Equity Funds)

AUGUST 1, 2013, AS SUPPLEMENTED MARCH 1, 2014 (with respect to all other Fixed-Income Funds and the Real Estate Securities Fund)

Tickers by Class
	Retail	Retirement	Premier	Institutional
Equity Funds
Emerging Markets Equity Fund	TEMRX	TEMSX	TEMPX	TEMLX
Emerging Markets Equity Index Fund	TEQKX	TEQSX	TEQPX	TEQLX
Enhanced International Equity Index Fund	—	—	—	TFIIX
Enhanced Large-Cap Growth Index Fund	—	—	—	TLIIX
Enhanced Large-Cap Value Index Fund	—	—	—	TEVIX
Equity Index Fund	TINRX	TIQRX	TCEPX	TIEIX
Global Natural Resources Fund	TNRLX	TNRRX	TNRPX	TNRIX
Growth & Income Fund	TIIRX	TRGIX	TRPGX	TIGRX
International Equity Fund	TIERX	TRERX	TREPX	TIIEX
International Equity Index Fund	—	TRIEX	TRIPX	TCIEX
International Opportunities Fund	TIOSX	TIOTX	TIOPX	TIOIX
Large-Cap Growth Fund	TIRTX	TILRX	TILPX	TILGX
Large-Cap Growth Index Fund	—	TRIRX	—	TILIX
Large-Cap Value Fund	TCLCX	TRLCX	TRCPX	TRLIX
Large-Cap Value Index Fund	—	TRCVX	—	TILVX
Mid-Cap Growth Fund	TCMGX	TRGMX	TRGPX	TRPWX
Mid-Cap Value Fund	TCMVX	TRVRX	TRVPX	TIMVX
Small-Cap Blend Index Fund	—	TRBIX	—	TISBX
Small-Cap Equity Fund	TCSEX	TRSEX	TSRPX	TISEX
Social Choice Equity Fund	TICRX	TRSCX	TRPSX	TISCX
S&P 500 Index Fund	—	TRSPX	—	TISPX
Fixed-Income Funds
Bond Fund	TIORX	TIDRX	TIDPX	TIBDX
Bond Index Fund	TBILX	TBIRX	TBIPX	TBIIX
Bond Plus Fund	TCBPX	TCBRX	TBPPX	TIBFX
High-Yield Fund	TIYRX	TIHRX	TIHPX	TIHYX
Inflation-Linked Bond Fund	TCILX	TIKRX	TIKPX	TIILX
Short-Term Bond Fund	TCTRX	TISRX	TSTPX	TISIX
Social Choice Bond Fund	TSBRX	TSBBX	TSBPX	TSBIX
Tax-Exempt Bond Fund	TIXRX	—	—	TITIX
Emerging Markets Debt Fund	[_____]	[_____]	[_____]	[_____]
Money Market Fund	TIRXX	TIEXX	TPPXX	TCIXX
Real Estate Securities Fund
Real Estate Securities Fund	TCREX	TRRSX	TRRPX	TIREX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the (i) TIAA-CREF Emerging Markets Debt Fund prospectus, dated [______], 2014; (ii) TIAA-CREF Funds’ prospectuses, dated March 1, 2014, as subsequently supplemented (with respect to the Equity Funds); and (iii) TIAA-CREF Funds’ prospectuses, dated August 1, 2013, as subsequently supplemented (with respect to the Fixed-Income Funds and the Real Estate Securities Fund other than the Emerging Markets Debt Fund) (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017–3206 or by calling 877 518–9161.

This SAI describes 32 Funds. Each Fund offers Institutional Class shares. Certain of the Funds also offer other share classes, such as Retail Class, Retirement Class and/or Premier Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements of the Trust for the Funds covered by this SAI for the fiscal periods ended October 31, 2013 (with respect to the Equity Funds), and March 31, 2014 (with respect to the Fixed-Income Funds and Real Estate Securities Fund other than the Emerging Markets Debt Fund), are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Reports to shareholders dated October 31, 2013 and March 31, 2014. The Funds will furnish you, without charge, a copy of the Annual Reports on request by calling (877) 518–9161.

Investment objectives, policies, and restrictions	B-2	About the Trust and the shares	B-46

Disclosure of portfolio holdings	B-25	Pricing of shares	B-51

Management of the Trust	B-26	Tax status	B-53

Proxy voting policies	B-36	Brokerage allocation	B-59

Principal holders of securities	B-37	Legal matters	B-63

Investment advisory and other services	B-37	Experts	B-63

Underwriter and other service providers	B-41	Financial statements	B-63

Personal trading policy	B-41	Appendix A: TIAA-CREF policy statement on corporate governance	B-64

Information about the Funds’ portfolio management	B-41

Investment objectives, policies and restrictions

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the thirty two Funds of the Trust described in this SAI.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the Tax-Exempt Bond Fund, the investment objective of each Fund as described in the Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

Each Fund, other than the Global Natural Resources Fund and the Emerging Markets Debt Fund, is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #8 below. Investment in a “non-diversified” fund, such as the Global Natural Resources Fund and the Emerging Markets Debt Fund, may involve greater risk than investment in a diversified fund because losses resulting from an investment in a single issuer may represent a larger portion of the total assets of a non-diversified fund. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

Fundamental policies

Except as noted, the following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.
2.	The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in Restriction #7 below; and (b) from banks (only in amounts not in excess of 33⅓% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).
3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.
4.	The Fund will not purchase real estate or mortgages directly.
5.	The Fund (other than the Global Natural Resources Fund) will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein. The Global Natural Resources Fund will invest in commodities and commodities-related instruments as permitted under applicable securities, commodities and tax regulations.
6.	The Fund will not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.
7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
Restriction #8 is a fundamental policy of each Fund other than the Global Natural Resources Fund and Emerging Markets Debt Fund:
8.	The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.
Restrictions #9 and #10 are fundamental policies of the Tax-Exempt Bond Fund only.

B-2     Statement of Additional Information  ■  TIAA-CREF Funds

9.	The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.
10.	Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.
11.	The Fund (other than the Real Estate Securities and Global Natural Resources Funds) will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate sector. The Global Natural Resources Fund has a policy of investing more than 25% of its total assets in securities of issuers in the natural resources industry.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

Investment policies

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

Non-Equity Investments of the Equity and the Real Estate Securities Funds. The Equity Funds and the Real Estate Securities Fund can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as the Money Market Fund invests in (as described in its Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund may hold, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

When market conditions warrant, the Equity Funds and the Real Estate Securities Fund may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds and the Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds and the Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

These investments and other Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

Credit Facility. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

Taxable Securities Purchased by the Tax-Exempt Bond Fund. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

TIAA-CREF Funds  ■  Statement of Additional Information     B-3

Instability in the financial markets during and after the 2008–09 financial downturn has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of portfolio holdings of a Fund, the Trust or TIAA (or their affiliates) is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of certain portfolio holdings of a Fund, the issuers thereof, the Trust or TIAA (or their affiliates) in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio holdings. Advisors will monitor developments and seek to manage each Fund in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Illiquid Investments. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. The Funds may invest up to 15% (5% in the case of the Money Market Fund) of their net assets (taken at current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for their fair market value.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). Advisors intends to use options and future contracts for a variety of purposes. These purposes include the following: (i) hedging; (ii) cash management; (iii) risk management; (iv) seeking to stay fully invested; (v) seeking to increase total return; (vi) seeking to reduce transaction costs; (vii) seeking to simulate an investment in equity

B-4     Statement of Additional Information  ■  TIAA-CREF Funds

or debt securities or other investments; (viii) seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments; and (ix) for other purposes.

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Fund’s investment objective.

Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The Global Natural Resources Fund may also purchase and sell futures contracts on natural resources or other commodities. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

TIAA-CREF Funds  ■  Statement of Additional Information     B-5

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract-assuming a “short” position—Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Funds usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

B-6     Statement of Additional Information  ■  TIAA-CREF Funds

It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds and/or Advisors have claimed an exclusion from the definition of the terms “commodity pool operator” and “commodity pool” under the Commodity Exchange Act and the regulations thereunder and, therefore, are not currently subject to registration or regulation as commodity pool operators or pools.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt instruments generally

A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

The Money Market Fund utilizes short-term credit ratings of the following designated NRSROs to help determine whether a security is eligible for purchase by the Fund under applicable securities laws. The Board of Trustees has designated the following four NRSROs as the designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service Inc. (“Moody’s”), (2) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), (3) Fitch Ratings, and (4) Dominion Bond Rating Service, Ltd.

TIAA-CREF Funds  ■  Statement of Additional Information     B-7

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC have continued to operate as going concerns while in conservatorship.

Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps—a liquidity backstop and the mortgage-backed securities purchase program—expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA- and FHLM-guaranteed mortgage-backed securities held by the Funds.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, under normal market conditions, the High-Yield Fund invests at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

B-8     Statement of Additional Information  ■  TIAA-CREF Funds

Any debt instrument, no matter its initial rating may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

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Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

A Fund (except for the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

A Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

B-10     Statement of Additional Information  ■  TIAA-CREF Funds

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Social Choice Bond Fund and Social Choice Equity Fund, Advisors does not take into consideration whether the sponsor of an asset-backed security in which a Fund invests meets the Fund’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Fund could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Fund could not invest directly.

Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by

TIAA-CREF Funds  ■  Statement of Additional Information     B-11

governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been

B-12     Statement of Additional Information  ■  TIAA-CREF Funds

realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, a Fund could receive securities with investment characteristics that are different than those originally sold by the Fund, which may adversely affect the sensitivity of the Fund to changes in interest rates.

Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Fund. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loaned securities have not been returned.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the applicable regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve

TIAA-CREF Funds  ■  Statement of Additional Information     B-13

“swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices. The Global Natural Resources Fund may also engage in swaps based on natural resources or other commodities.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

In addition to other swap transactions, the Funds may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Funds may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

Segregated Accounts. In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

B-14     Statement of Additional Information  ■  TIAA-CREF Funds

Investment Companies. Subject to certain exceptions and limitations, each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (like the Lifecycle Funds, the Lifecycle Index Funds, Lifestyle Funds and the Managed Allocation Fund) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds.

Exchange-Traded Funds. Additionally, the Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes, subject to the limitations set forth above. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund, and not a fixed-income investment.

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33⅓% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

TIAA-CREF Funds  ■  Statement of Additional Information     B-15

Currency transactions

The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Funds may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Funds will have flexibility to roll-over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

Real estate securities

As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

B-16     Statement of Additional Information  ■  TIAA-CREF Funds

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code, or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

Foreign investments

As described more fully in the Prospectuses, certain of the Funds (but especially the International Equity Fund, Emerging Markets Equity Fund, International Equity Index Fund, Emerging Markets Equity Index Fund, Global Natural Resources Fund, Enhanced International Equity Index Fund, International Opportunities Fund and Emerging Markets Debt Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses, there are a number of country or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

TIAA-CREF Funds  ■  Statement of Additional Information     B-17

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund, Emerging Markets Equity Index Fund and Emerging Markets Debt Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, Inc. (“MSCI”), which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles the JP Morgan Emerging Markets Bonds Index (EMBI) Global Diversified; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

B-18     Statement of Additional Information  ■  TIAA-CREF Funds

Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the recent global economic crisis. The Canadian economy has recently shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar may negatively affect Canada’s exporting industries.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member countries generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member countries, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member countries. In addition, in recent years most EU members have suffered severe economic declines as part of the worldwide economic downturn. These declines have led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some nations required external assistance to meet their obligations, and all of these countries run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. In addition, it is possible that the euro could be abandoned in the future by EU countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the EU are uncertain and could be negative. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn which could significantly affect the value of investments tied economically to Europe or the euro.

Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

TIAA-CREF Funds  ■  Statement of Additional Information     B-19

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property. In addition, Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008.

Investment in Russia. Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the underdeveloped state of Russia’s banking system and its settlement, clearing and securities registration processes. In addition, there is a heightened risk of political corruption and weak and variable government oversight. Due to these risks, Advisors has determined not to purchase Russian securities directly through the Russian market. Instead, a Fund’s exposure to Russian securities will be obtained through investments in depositary receipts (see section on these below for more detail).

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed economic sanctions on certain Russian individuals and a Russian financial institution. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatoryactions which may further impair the value and liquidity of Russian securities.

Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The recent global economic crisis weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery, but there can be no assurance that such recovery will be sustained.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is only a small but growing foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. These countries were highly dependent upon foreign credit and loans from external sources to fund their fiscal deficits. During the 1990s most countries were forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

B-20     Statement of Additional Information  ■  TIAA-CREF Funds

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with the Japanese economic recovery, which had set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

Japan suffered significant loss and damage from the earthquake and tsunami that devastated its northeastern coastal region in March 2011. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and is expected to result in an appreciable decline in Japan’s economic output in the near future. As a result of the earthquake, the Fukushima Daiichi nuclear power plant in northern Japan experienced substantial damage, causing the ongoing release of radioactive materials. Efforts are being undertaken to mitigate the effects of the release of radioactive materials but the extent of the ultimate damage is unclear.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The recent global economic crisis spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

Depositary Receipts. The Equity Funds, the Emerging Markets Debt Fund and the Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid

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currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Municipal securities

The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (AMT) or from state or local taxes).

Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of Fixed-Income securities also may be affected by changes in the credit rating or financial condition of the issuing entities and the level of federal funding received by issuing entities (e.g., U.S. municipalities).

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Tax-Exempt Bond Fund within the applicable limits set forth in the Prospectus.

Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. Although these bonds have private insurance guarantees, Advisors performs an independent analysis and review of the underlying municipal obligor to determine the appropriateness of the investment for the Fund. The credit crisis in 2008 adversely affected private financial insurance companies that offer insurance guarantees on municipal bonds. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by the Fund to guarantee specific bonds only while held by the Fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

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Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the Tax-Exempt Bond Fund, the participation interest will backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Natural resources investments

The Global Natural Resources Fund primarily invests in securities of issuers engaged in the ownership, development exploration, production, distribution or processing of natural resources, as well as in securities of companies that are suppliers to firms producing natural resources, in instruments with economic characteristics similar to natural resources securities or in direct holdings of natural resources. The Fund generally defines “natural resources” as energy, metals, agriculture and other commodities, as well as related products and services. During periods of financial or economic instability, the securities of natural resources companies may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the price of particular natural resources may result in volatile earnings of natural resources issuers, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resources issuers may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas. Please see the section above entitled “Foreign Investments” for more information on investing in both emerging and developed foreign markets.

The value of direct investments in natural resources or commodities by the Global Natural Resources Fund may involve different risks than investing in companies that deal in the same natural resources or commodities. Items such as precious

TIAA-CREF Funds  ■  Statement of Additional Information     B-23

metals may be particularly sensitive to monetary, economic and political policies, such as currency devaluations, inflation, trade imbalances, defaults and trade or currency restrictions. However, such direct holdings may be less subject to other factors, such as regional instability or issuer risk, since such direct holdings usually are no longer tied to a specific area of the world or company. Direct investment in natural resources can also present concerns and expenses related to the delivery, storage, protection and maintenance of such resources, such investments may potentially be more illiquid than investments in securities and there may be more difficulty determining their market value.

Subchapter M of the Code states that a corporation will not qualify as a regulated investment company unless, among other things, 90% of its gross income is derived from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). For purposes of this test, income received from direct investments in natural resources, or derivatives based on commodities, is not “qualifying income” and, therefore, may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause the Fund to hold or sell such investments or other securities when it would not otherwise do so.

Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

Industry Concentration. With the exception of the Real Estate Securities and Global Natural Resources Funds, none of the Funds will concentrate more than 25% of its total assets in any one industry.

Portfolio Turnover. Generally, the transactions in which a Fund engages are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

For the fiscal year ended October 31, 2013, the portfolio turnover rates of some of the Equity Funds significantly changed from portfolio turnover rates in 2012 as a result of a variety of factors.

The Enhanced Large-Cap Growth Index Fund’s portfolio turnover rate decreased to 104% for the twelve-month period ended October 31, 2013 as compared with 150% for the twelve-month period ended October 31, 2012. The decrease in portfolio turnover was a result of a reduction in reconstitution-related turnover in the Fund’s benchmark, the Russell Large-Cap Growth Index. Additionally, the reduction reflected a transition to more weekly rebalances than daily rebalances.

The Global Natural Resources Fund’s portfolio turnover rate increased to 162% for the twelve-month period ended October 31, 2013 as compared with 65% for the twelve-month period ended October 31, 2012. The increase in portfolio turnover was largely attributable to transaction activity related to investments in the Fund by the TIAA-CREF Lifecycle Funds.

The Growth & Income Fund’s portfolio turnover rate increased to 146% for the twelve-month period ended October 31, 2013 as compared with 111% for the twelve-month period ended October 31, 2012. The increase in portfolio turnover reflected heightened market volatility which resulted in more frequent trading around core positions within the portfolio.

The International Equity Index Fund’s portfolio turnover rate decreased to 3% for the twelve-month period ended October 31, 2013 as compared with 6% for the twelve-month period ended October 31, 2012. The decrease in portfolio turnover was primarily attributable to an increase in the Fund’s assets without a proportionate increase in the level of transaction activity.

The Large-Cap Growth Fund’s portfolio turnover rate decreased to 102% for the twelve-month period ended October 31, 2013 as compared with 148% for the twelve-month period ended October 31, 2012. The decrease in portfolio turnover was primarily attributable to effective positioning in biotech sector securities and to the avoidance of large-cap technology sector securities, as such positions required little adjustment through the year.

For the fiscal year ended March 31, 2013, the portfolio turnover rate of one of the Fixed-Income Funds significantly changed from portfolio turnover rate in 2012 as a result of a variety of factors.

The Short-Term Bond Fund’s portfolio turnover rate decreased to 78% for the twelve-month period ended March 31, 2013, as compared with 146% for the twelve-month period ended March 31, 2012. The decrease in portfolio turnover was primarily due to an increase in fund size without a proportionate increase in the level of transaction activity.

Note that descriptions of the other Funds’ portfolio turnover rates are not included because either their portfolio turnover rates did not change significantly over the periods addressed above or they were not operational during these periods.

The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

B-24     Statement of Additional Information  ■  TIAA-CREF Funds

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Trust and Advisors will not disclose a Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month- end. The Trust may disclose its portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Fund, the Fund posts on its website (www.tiaa-cref.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose a Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative detractors to fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.
•	Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Trust’s or Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of General Counsel or above.
•	Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.
•	Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:
•	approved by an individual holding the title of Funds’ Treasurer, Chief Investment Officer, Executive Vice President or above; and
•	approved by an individual holding the title of Managing Director and General Counsel or above; and
•	reported to the Trust’s and Advisors’ Chief Compliance Officer; and
•	subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.
•	as may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Funds invest.

On an annual basis, the respective Boards of Trustees of the Trust and of Advisors receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute (the “ICI”); R.R. Donnelley; Bloomberg L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a/ Nu:Pitch); and CoreOne Technologies. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities listed above. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

TIAA-CREF Funds  ■  Statement of Additional Information     B-25

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q) and five business days after the end of each month for the Money Market Fund (through Form N-MFP). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or Teachers Personal Investor Services, Inc. (“TPIS”), a broker-dealer affiliated with Advisors, to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or Services will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA-CREF for information about obtaining Portfolio Data. Advisors and/or Services may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors and/or Services believes the release of such Portfolio Data may be harmful to the Fund.

Management of the Trust

The Board of Trustees

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board leadership structure and related matters

The Board is composed of ten trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent trustees). One of the independent trustees, Howell E. Jackson, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes six standing committees, each composed solely of independent trustees and chaired by an independent trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the trustees as the trustees of

B-26     Statement of Additional Information  ■  TIAA-CREF Funds

other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.

The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 60 funds within the Trust (including the TIAA-CREF Lifecycle Funds, TIAA-CREF Lifecycle Index Funds and TIAA-CREF Lifestyle Funds and the Managed Allocation Fund), the 11 series of TCLF, the 8 Accounts within CREF and the single portfolio within VA-1. The same persons who constitute the Board also constitute, and Prof. Jackson also serves as the Chairman of, the respective boards of trustees of CREF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the trustees is qualified to serve as a trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each trustee relevant to the Board’s belief that the trustee should serve in this capacity is provided in the table below. The table includes, for each trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Officers of the Trust and of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives

TIAA-CREF Funds  ■  Statement of Additional Information     B-27

reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

Disinterested Trustees

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustees
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	80	Director of GMO; Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation, and the Elmina B. Sewall Foundation; Director, Maine Chapter of The Nature Conservancy; Director and member of the Investment Committee of the Boston Athenaeum; Former Director of Appalachian Mountain Club.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	80	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Trustee, Lazard Alternative Strategies 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	80	Director, Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee and Chairman of the Board	Indefinite term. Chairman for term ending December 31, 2015. Trustee since 2005. Chairman since January 1, 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	80	Director, D2D Fund.

B-28     Statement of Additional Information  ■  TIAA-CREF Funds

Disinterested Trustees (continued)

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustees
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacobs Consultant (economic and business consultant) (since 2012). President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997–2006). Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.	80	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on nonprofit boards.	80	Director, Sansum Clinic; Investment committee member, College of Mount Saint Vincent, Cottage Health System; Member, United States Olympics Paralympics Advisory Committee; University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010) of First Eagle Investment Management, LLC. Principal, BAM Consulting, LLC (2003–2009). Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	80	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Close Brothers Group plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); North Shore Land Alliance.; and Prep for Prep. Former Director, Prudential plc; J. Sainsbury plc; British-American Business Council; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).

TIAA-CREF Funds  ■  Statement of Additional Information     B-29

DISINTERESTED TRUSTEES (continued)

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustees
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	80	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers. Former Director, The Jeffrey Company and the Jeflion Company (unregistered investment companies).
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer (since 1991) and Chief Investment Officer (1991-2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) Chief Investment Officer, (2013-2013). NCM Capital Advisers, Inc. Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012). Mr. Sloan has particular experience in investment management, finance and organizational development.	80	Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors. Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). The Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	80	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

B-30     Statement of Additional Information  ■  TIAA-CREF Funds

Officers

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1 (“VA-1”), TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011), and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Separate Accounts VA-1, VLI-1 and VLI-2 (since 2013). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (since 2013).

TIAA-CREF Funds  ■  Statement of Additional Information     B-31

Officers (continued)

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/13/62	Executive Vice President	One-year term. Executive Vice President since 2013.	Chief Executive Officer (since 2014), Director (since 2011), Executive Vice President (2013- 2014), Chief Operating Officer (“COO”) (2013-2014), Inerim Head (2012-2013) and Manager (since 2013) of TIAA-CREF Asset Management (“TCAM”) and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Interim Head of Asset Management, TIAA (2012–2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Senior Managing Director and COO of Advisors and Investment Management (since 2012). Director of Advisors (since 2008). Manager, President, and COO of TCAA and TCAS (since 2011). Manager of TIAA-CREF Individual and Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd., and TH RE Group Holdings Ltd. (since 2013).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TCAM (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“T-C Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Senior Vice President and Funds Treasurer of TCAS (since 2011).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA and Executive Vice President of the TIAA -CREF Fund Complex (since 2009). Executive Vice President, Head of Risk Management of TIAA (2009-2013). Executive Vice President, Risk Management (since 2009), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011). Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA.
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/20/61	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	President and Principal Executive Officer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Manager (since 2013). President and CEO (2013-2014) of TCAM and Executive Vice President of CREF and VA-1 (since 2013). Director, President and Chief Executive Officer of Advisors (since 2013). Manager, President and Chief Executive Officer of Investment Management (since 2013). Director of TH RE Ltd. (since 2013). Director (since 2013), President & CEO (2013-2014) of TPIS. Director of TIAA International Holdings 1 Ltd., TIAA International Holdings 2 Ltd., and TIAA International Holdings 3 Ltd. (since 2013). Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds (June-September 2013). Representative, Securities Research Inc. (February- May 2013). President and Chief Operating Officer, U.S., ING Americas (2011–2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Director, Covariance (since 2012). Director, TC Life (since 2012). Manager, Kaspick & Company, LLP (“Kaspick”) (since 2012). Manager, TIAA-CREF Redwood, LLC (since 2013). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director (since 2013) and Corporate Secretary since 2012.	Senior Managing Director (since 2013), Corporate Secretary (since 2012) and Senior Vice President (2012-2013) of TIAA and the TIAA-CREF Fund Complex. Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.

B-32     Statement of Additional Information  ■  TIAA-CREF Funds

Officers (continued)

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and CEO (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of T-C Life (2009–2010).
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA -CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

Equity ownership of the Trustees

The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2013. At that time, the Funds’ family of investment companies included the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar range of equity securities in the Funds	Aggregate dollar range of equity securities in all Registered Investment Companies overseen by Trustee in family of investment companies
Forrest Berkley	Over $100,000 (Large-Cap Growth Index)	Over $100,000
Over $100,000 (International Equity)
Over $100,000 (International Equity Index)
Nancy A. Eckl	$10,001–50,000 (Emerging Markets Equity Index)	Over $100,000
$50,001–100,000 (Small-Cap Blend Index)
Over $100,000 (Growth & Income)
$10,001–50,000 (International Equity)
$50,001–100,000 (Large-Cap Value)
$1–10,000 (Large-Cap Growth)
$10,001–50,000 (Social Choice Equity)
$10,001–50,000 (High-Yield)
Michael A. Forrester	$50,001–100,000 (S&P 500 Index)	Over $100,000
Howell E. Jackson	Over $100,000 (International Equity Index)	Over $100,000
$1–10,000 (Emerging Markets Equity)
Nancy L. Jacob	$50,001–100,000 (Emerging Markets Equity)	Over $100,000
$10,001–50,000 (Equity Index)
$50,001–100,000 (Mid-Cap Value)
Over $100,000 (Growth & Income)
$50,001–100,000 (International Equity Fund)
$50,001–100,000 (Mid-Cap Growth)
$50,001–100,000 (Real Estate Securities)
Over $100,000 (Lifecycle 2010)
$10,001-50,000 (Lifecycle 2015)
$50,001–100,000 (Small-Cap Equity)
$10,001–50,000 (Large-Cap Value)
$10,001–50,000 (Short-Term Bond)
$10,001–50,000 (Money Market)
$10,001–50,000 (High-Yield)
$10,001-50,000 (Lifecycle 2025)

TIAA-CREF Funds  ■  Statement of Additional Information     B-33

Name of Trustee	Dollar range of equity securities in the Funds	Aggregate dollar range of equity securities in all Registered Investment Companies overseen by Trustee in family of investment companies
Thomas J. Kenny	$10,001–50,000 (International Equity Index)	Over $100,000
$1-10 (Emerging Markets Equity Index)
$10,001-50,000 (Large-Cap Value Index)
$10,000-50,000 (Mid-Cap Value)
$1-10,000 (Small-Cap Blend Index)
$10,001-50,000 (Social Choice Equity)
$1-10,000 (Large-Cap Value)
$1-10,000 (Real Estate Securities)
$10,001-50,000 (Bond Index)
$10,001-50,000 (Bond)
Bridget Macaskill	Over $100,000 (Growth & Income)	Over $100,000
Over $100,000 (International Equity Index)
$10,001–50,000 (International Equity)
Over $100,000 (Large-Cap Value)
Over $100,000 (Mid-Cap Growth)
Over $100,000 (Mid-Cap Value)
Over $100,000 (Small-Cap Equity)
$50,001–100,000 (Large-Cap Growth)
$50,001–100,000 (High-Yield)
$10,001–50,000 (Real Estate Securities)
James M. Poterba	$0	Over $100,000
Maceo K. Sloan	Over $100,000 (S&P 500 Index)	Over $100,000
Over $100,000 (Growth & Income)
Over $100,000 (International Equity Index)
$50,001–100,000 (Emerging Markets Equity Index)
Over $100,000 (Large-Cap Value)
Over $100,000 (Mid-Cap Growth)
Over $100,000 (Mid-Cap Value)
Over $100,000 (Real Estate Securities)
Over $100,000 (Small-Cap Equity)
Over $100,000 (Large-Cap Growth)
Laura T. Starks	$10,001–50,000 (Large-Cap Growth Index )	Over $100,000
$10,001–50,000 (Large-Cap Value Index)
$10,001–50,000 (Small-Cap Blend Index)
$10,001–50,000 (S&P 500 Index)
Over $100,000 (International Equity Index)
$50,001–100,000 (Emerging Markets Equity)
Over $100,000 (Growth & Income)
Over $100,000 (Social Choice Equity)
Over $100,000 (Large-Cap Value)
Over $100,000 (Mid-Cap Growth)
Over $100,000 (Mid-Cap Value)
Over $100,000 (Small-Cap Equity)
Over $100,000 (Large-Cap Growth)
$10,001–50,000 (High-Yield)

*	As of December 31, 2013, no Trustee could own any shares of the Emerging Markets Debt Fund because it was not yet operational.

Trustee and officer compensation

The following tables show the compensation from the Trust and the TIAA-CREF Fund Complex received by each trustee: for the Equity Funds for the fiscal year ended October 31, 2013; and for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund, which was not yet operational) for the fiscal year ended March 31, 2013. The Trust’s officers received no compensation from the Trust for either of those fiscal years. For purposes of this chart, the TIAA-CREF Fund Complex consists of the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

FISCAL YEAR ENDED 10/31/13

Name of Trustee	Aggregate compensation from Trust*	Pension or retirement benefits accrued as part of Trust expenses†	Total compensation paid from TIAA-CREF Fund Complex*
Forrest Berkley‡	$79,486.71	$20,262.43	$367,500.00
Nancy A. Eckl	$81,976.19	$20,262.43	$378,750.00
Michael A. Forrester	$80,625.36	$20,262.43	$372,500.00

B-34     Statement of Additional Information  ■  TIAA-CREF Funds

Howell E. Jackson	$97,573.65	$20,262.43	$448,750.00
Nancy L. Jacob‡	$84,890.02	$20,262.43	$392,500.00
Thomas J. Kenny‡	$75,222.05	$20,262.43	$347,500.00
Bridget Macaskill	$86,195.88	$20,262.43	$397,500.00
James M. Poterba‡	$83,751.37	$20,262.43	$387,500.00
Maceo K. Sloan‡	$81,898.91	$20,262.43	$381,250.00
Laura T. Starks‡	$81,764.01	$20,262.43	$377,500.00
Total:	$833,384.15	$202,624.28	$3,851,250.00

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferral compensation plan described below.
†	Amounts deferred under the long-term compensation plan described below. Messrs. Berkley, Kenny and Sloan, Prof. Poterba and Drs. Jacob and Starks elected to defer receipt of a portion of this compensation in accordance with the provisions of such plan.
‡	A portion of this compensation was not actually paid based on the prior election of the trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. For the fiscal year ended October 31, 2013, Mr. Berkley elected to defer $220,000, Dr. Jacob elected to defer $24,000, Mr. Kenny elected to defer $200,000, Prof. Poterba elected to defer $211,500, Mr. Sloan elected to defer $72,500, and Dr. Starks elected to defer $225,000 of total compensation from the TIAA-CREF Fund Complex.

FISCAL YEAR ENDED 3/31/14

Name of Trustee	Aggregate compensation from Trust*	Pension or retirement benefits accrued as part of Trust expenses†	Total compensation paid from TIAA-CREF fund complex*
Forrest Berkley‡	$67,582.64	$17,183.79	$295,000.00
Nancy A. Eckl	$71,049.96	$17,183.79	$310,000.00
Michael A. Forrester	$69,904.38	$17,183.79	$305,000.00
Howell E. Jackson	$87,088.17	$17,183.79	$380,000.00
Nancy L. Jacob‡	$72,164.99	$17,183.79	$315,000.00
Thomas J. Kenny‡	$65,322.03	$17,183.79	$285,000.00
Bridget Macaskill	$75,632.31	$17,183.79	$330,000.00
James M. Poterba‡	$71,026.33	$17,183.79	$310,000.00
Maceo K. Sloan‡	$66,443.99	$17,183.79	$290,000.00
Laura T. Starks‡	$71,043.03	$17,183.79	$310,000.00
Total:	$717,257.82	$171,837.90	$3,130,000.00

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and option deferral compensation plan described below.
†	Amounts deferred under the long-term compensation plan described below. Messrs. Berkley and Kenny, Prof. Poterba and Drs. Jacob and Starks elected to defer receipt of a portion of this compensation in accordance with the provisions of such plan.
‡	A portion of this compensation was not actually paid based on the prior election of the trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. For the fiscal year ended March 31, 2014, Mr. Berkley elected to defer $220,000, Mr. Kenny elected to defer $210,000, Prof. Poterba elected to defer $235,000. Dr. Jacob elected to defer $76,875 and Dr. Starks elected to deter $235,000 of total compensation from the TIAA-CREF Fund Complex.

The Board has approved trustee compensation at the following rates, effective since January 1, 2012: an annual retainer of $150,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $20,000 ($25,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $75,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee do not receive fees for service on that committee. The trustees may also receive special or ad hoc Board or committee fees, or related chair fees, as determined by the Board. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

 The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, trustees shall cease to be a member of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such person is 72 years of age. Such requirement may be waived with respect to one

TIAA-CREF Funds  ■  Statement of Additional Information     B-35

or more trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)	An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended March 31, 2014, the Audit and Compliance Committee held five meetings. During the fiscal year ended October 31, 2013, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Forrester, Prof. Jackson, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated as an “audit committee financial expert” as defined by the rules of the SEC.
(2)	An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended March 31, 2014, the Investment Committee held five meetings. During the fiscal year ended October 31, 2013, the Investment Committee held six meetings. The current members of the Investment Committee are , Mr. Kenny (chair), Mr. Berkley, Ms. Eckl, Mr. Forrester, Dr. Jacob, Prof. Jackson, Ms. Macaskill, Prof. Poterba, Mr. Sloan and Dr. Starks.
(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust. During the fiscal year ended March 31, 2014, the Corporate Governance and Social Responsibility Committee held four meetings. During the fiscal year ended October 31, 2013, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.
(4)	An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal years ended March 31, 2014 and October 31, 2013, the Executive Committee held no meetings. The current members of the Executive Committee are Prof. Jackson (chair), Ms. Eckl, Ms. Macaskill and Mr. Sloan.
(5)	A Nominating and Governance Committee, consisting solely of independent trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as trustees, reviewing the qualification and independence of trustees, conducting evaluations of the trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended March 31, 2014, the Nominating and Governance Committee held six meetings. During the fiscal year ended October 31, 2013, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Dr. Starks (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill and Mr. Sloan.
(6)	An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended March 31, 2014, the Operations Committee held five meetings. During the fiscal year ended October 31, 2013, the Operations Committee held seven meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Berkley, Dr. Jacob, Mr. Kenny, and Dr. Starks.
(7)	A Special Emergency Valuation Committee (the “Special Valuation Committee”) of Trustees, which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Advisors due to extraordinary circumstances. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member who is the longest serving Trustee on the Board. During the fiscal year ending December 31, 2013, the Special Valuation Committee held no meetings.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

Proxy voting policies

B-36     Statement of Additional Information  ■  TIAA-CREF Funds

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other corporate governance-focused organizations, consultants, and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the twelve-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

Principal holders of securities

As of September ____, 2014, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

[To be provided.]

The current trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of September ___, 2014.

Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment advisory and other services

Investment advisory services

Investment advisory and related services for the Trust are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of TIAA-CREF Asset Management, Inc. (“TCAM”). TCAM, in turn, holds all of the shares of Advisors, Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter for the Trust, and TIAA-CREF Investment Management, LLC (“Investment Management”). TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”). Investment Management provides investment advisory services to, and Services acts as the principal underwriter for, CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

TIAA-CREF Funds  ■  Statement of Additional Information     B-37

Advisors manages each Fund according to an Investment Management Agreement. Under the Agreement, fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

The Funds also pay Advisors for certain administrative and compliance services that Advisors provides to the Funds on an at-cost basis. Advisors provides these administrative and compliance services pursuant to a separate Administrative Services Agreement dated January 2, 2012, which was approved by the Board in December 2011. Prior to January 2, 2012, such services were provided pursuant to the Investment Management Agreement.

Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts, as stated in the Prospectuses through February 28, 2015 for all Equity Funds and July 31, 2014 for all Fixed-Income Funds and the Real Estate Securities Fund.

For the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011 for the Equity Funds, the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

EQUITY FUNDS

	Gross			Waived			Net
	Fiscal year ended October 31,			Fiscal year ended October 31,			Fiscal year ended October 31,
Fund	2013	2012	2011	2013	2012	2011	2013	2012	2011
Emerging Markets
Equity Fund	$5,798,366	$4,223,196	$2,506,846	$—	$—	$—	$5,798,366	$4,223,196	$2,506,846
Emerging Markets
Equity Index Fund	798,352	338,505	206,927	—	—	—	798,352	338,505	206,927
Enhanced International
Equity Index Fund	3,389,987	2,795,612	2,418,927	—	—	13,535	3,389,987	2,795,612	2,405,137
Enhanced Large-Cap
Growth Index Fund	4,137,691	3,316,435	2,816,694	—	—	80,182	4,137,691	3,316,435	2,736,512
Enhanced Large-Cap
Value Index Fund	4,276,672	3,258,712	2,722,318	—	—	72,611	4,276,672	3,258,712	2,649,707
Equity Index Fund	2,540,285	1,446,807	900,124	—	—	—	2,540,285	1,446,807	900,124
Global Natural
Resources Fund	1,930,055	1,226,628	—	—	—	—	1,930,055	1,226,628	—
Growth & Income Fund	14,689,501	11,389,962	9,266,684	—	—	—	14,689,501	11,389,962	9,266,684
International Equity Fund	15,172,172	12,284,083	12,633,024	—	—	—	15,172,172	12,284,083	12,633,024
International Equity Index
Fund	1,833,002	1,219,811	957,199	—	—	—	1,833,002	1,219,811	957,199
International Opportunities
Fund	1,044,141	—	—	—	—	—	1,044,141	—	—
Large-Cap Growth Fund	8,286,848	6,600,242	5,212,716	—	—	—	8,286,848	6,600,242	5,212,716
Large-Cap Growth Index
Fund	498,846	380,116	287,377	—	—	—	498,846	380,116	287,377
Large-Cap Value Fund	15,946,912	11,135,203	8,976,359	—	—	—	15,946,912	11,135,203	8,976,359
Large-Cap Value Index
Fund	587,088	394,187	315,011	—	—	—	587,088	394,187	315,011
Mid-Cap Growth Fund	6,985,984	5,960,523	5,670,282	—	—	—	6,985,984	5,960,523	5,670,282
Mid-Cap Value Fund	16,763,460	12,875,731	11,207,152	173,023	—	—	16,590,437	12,875,731	11,207,152
Small-Cap Blend Index
Fund	490,621	333,033	337,906	—	—	—	490,621	333,033	337,906
Small-Cap Equity Fund	8,643,417	6,994,707	5,849,275	465,162	386,653	394,095	8,178,255	6,608,054	5,455,180
Social Choice Equity Fund	2,186,243	1,793,650	1,594,168	—	—	—	2,186,243	1,793,650	1,594,168
S&P 500 Index Fund	667,814	566,266	471,376	—	—	—	667,814	566,266	471,376

For the fiscal years ended March 31, 2013 and March 31, 2012 and the six-month fiscal period ended March 31, 2011 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund, which is newly operational), the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

B-38     Statement of Additional Information  ■  TIAA-CREF Funds

FIXED-INCOME AND REAL ESTATE SECURITIES FUNDS

	Gross Fiscal year ended March 31,			Waived Fiscal year ended March 31,			Net Fiscal year ended March 31,
Fund	2013	2012	2011	2013	2012	2011	2013	2012	2011
Bond Fund	$6,728,712	$6,080,572	$3,134,521	$—	$—	$—	$6,728,712	$6,080,572	$3,134,521
Bond Index Fund	3,612,071	1,990,129	575,506	—	—	—	3,612,071	1,990,129	575,506
Bond Plus Fund	3,531,941	2,927,836	1,073,519	—	—	—	3,531,941	2,927,836	1,073,519
High-Yield Fund	6,308,383	3,640,730	1,428,714	—	—	—	6,308,383	3,640,730	1,428,714
Inflation-Linked Bond Fund	4,315,483	3,366,927	1,336,294	—	—	—	4,315,483	3,366,927	1,336,294
Short-Term Bond Fund	2,452,090	1,719,062	644,432	—	—	—	2,452,090	1,719,062	644,432
Social Choice Bond	97,471	—	—	—	—	—	97,471	—	—
Tax-Exempt Bond Fund	1,139,203	961,727	465,438	—	—	—	1,139,203	961,727	465,438
Money Market Fund	926,819	1,057,679	557,763	—	—	—	926,819	1,057,679	557,763
Real Estate Securities Fund	6,000,671	4,420,487	1,877,971	—	—	—	6,000,671	4,420,487	1,877,971

Under the Administrative Services Agreement (effective January 2, 2012), and prior to such agreement, under the Investment Management Agreement, the Equity Funds paid to Advisors the allocated cost of certain administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the Equity Funds for these administrative and compliance services for the prior fiscal years ended October 31, 2011, October 31, 2012 and October 31, 2013:

EQUITY FUNDS

	Fund administration fees			Compliance fees
Fund	10/31/2011	10/31/2012	10/31/2013	10/31/2011	10/31/2012	10/31/2013
Emerging Markets Equity Fund	$20,638	$29,442	$30,528	$7,003	$14,573	$15,886
Emerging Markets Equity Index Fund	10,422	14,303	24,374	3,522	7,130	12,769
Enhanced International Equity Index Fund	38,230	37,968	34,827	12,851	18,881	18,122
Enhanced Large-Cap Growth Index Fund	57,154	57,412	52,531	19,204	28,486	27,451
Enhanced Large-Cap Value Index Fund	55,198	55,978	55,166	18,629	27,698	28,911
Equity Index Fund	160,334	218,053	275,219	54,268	107,668	143,254
Global Natural Resources Fund	—	10,848	13,556	—	5,346	7,067
Growth & Income Fund	149,648	156,045	150,023	50,494	77,397	78,125
International Equity Fund	188,332	146,938	139,703	63,243	73,558	72,892
International Equity Index Fund	171,818	180,320	200,575	57,748	90,073	104,393
International Opportunities Fund	—	—	4,853	—	—	2,758
Large-Cap Growth Fund	82,503	89,569	81,740	27,658	44,609	42,654
Large-Cap Growth Index Fund	51,202	55,595	56,345	17,223	27,745	28,996
Large-Cap Value Fund	144,970	151,710	162,877	48,718	75,394	84,831
Large-Cap Value Index Fund	56,092	55,075	66,163	18,751	28,363	34,433
Mid-Cap Growth Fund	89,733	78,041	67,464	30,154	39,004	35,232
Mid-Cap Value Fund	183,181	176,631	170,220	61,553	87,943	88,672
Small-Cap Blend Index Fund	61,092	49,067	52,780	20,501	24,544	27,585
Small-Cap Equity Fund	92,189	92,758	85,009	30,981	46,191	44,364
Social Choice Equity Fund	75,797	72,016	63,424	25,525	35,808	33,054
S&P 500 Index Fund	82,938	84,964	73,445	27,808	42,322	38,264

Under the Administrative Services Agreement (effective January 2, 2012), and prior to such agreement, under the Investment Management Agreement, the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund, which is newly operational) paid to Advisors the allocated cost of certain administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund, which is newly operational) for these administrative and compliance services for the prior fiscal year ended September 30, 2010, the prior six-month fiscal period ended March 31, 2011, and the fiscal years ended March 31, 2012 and March 31, 2013:

TIAA-CREF Funds  ■  Statement of Additional Information     B-39

FIXED-INCOME AND REAL ESTATE SECURITIES FUNDS

	Fund administration fees				Compliance fees
Fund	9/30/2010	3/31/2011	3/31/2012	3/31/2013	9/30/2010	3/31/2011	3/31/2012	3/31/2013
Bond Fund	$ 220,506	$ 69,751	$ 141,658	$ 128,504	$ 88,133	$ 25,517	$ 54,621	$ 65,144
Bond Index Fund	12,684	38,763	130,901	202,877	4,567	13,642	52,314	102,978
Bond Plus Fund	44,844	24,730	66,762	66,259	18,026	8,527	25,853	33,707
High-Yield Fund	48,898	28,845	69,864	101,684	19,549	9,858	27,297	51,543
Inflation-Linked Bond Fund	77,017	37,778	92,861	98,337	30,548	12,917	36,453	50,304
Short-Term Bond Fund	28,497	18,272	46,820	54,094	11,205	6,290	18,293	27,643
Social Choice Bond	—	—	—	1,666	—	—	—	827
Tax-Exempt Bond Fund	23,464	11,302	21,845	21,290	9,370	3,853	8,466	10,850
Money Market Fund	99,773	41,703	70,598	52,725	38,764	8,856	32,521	26,952
Real Estate Securities Fund	46,066	26,464	59,693	67,908	18,268	9,108	23,082	34,445

Service agreements

Retirement Class Service Agreement

The Trust, on behalf of each Fund that offers Retirement Class Shares (as described in the Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”). The service fees attributable to the Retirement Class Service Agreement are set forth in the table below on the following page.

For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class Shares of the Fund.

The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the Equity Funds for the prior fiscal years ended October 31, 2011, October 31, 2012, and October 31, 2013 are set forth in the table below:

			Service fees for fiscal year or period ended
Fund*	Class	Current service fee rate	October 31, 2011	October 31, 2012	October 31, 2013
Emerging Markets Equity Fund	Retirement Class	0.25%	$9,752	$20,640	$34,872
Emerging Markets Equity Index Fund	Retirement Class	0.25	456	40,521	75,543
Equity Index Fund	Retirement Class	0.25	53,676	528,185	563,659
Global Natural Resources Fund	Retirement Class	0.25	—	21,931	31,756
Growth & Income Fund	Retirement Class	0.25	1,274,244	1,228,257	1,450,836
International Equity Fund	Retirement Class	0.25	2,628,348	1,805,420	1,946,699
International Equity Index Fund	Retirement Class	0.25	173,090	1,562,450	1,761,878
International Opportunities Fund	Retirement Class	0.25	—	—	2,217
Large-Cap Growth Fund	Retirement Class	0.25	136,360	250,331	361,792
Large-Cap Growth Index Fund	Retirement Class	0.25	451,982	540,839	601,677
Large-Cap Value Fund	Retirement Class	0.25	2,055,214	1,901,445	2,464,793
Large-Cap Value Index Fund	Retirement Class	0.25	37,820	522,860	664,583
Mid-Cap Growth Fund	Retirement Class	0.25	1,652,975	1,283,593	1,294,359
Mid-Cap Value Fund	Retirement Class	0.25	3,506,470	3,075,452	3,516,491
Small-Cap Blend Index Fund	Retirement Class	0.25	83,528	821,354	986,829
Small-Cap Equity Fund	Retirement Class	0.25	1,388,557	1,246,717	1,251,998
Social Choice Equity Fund	Retirement Class	0.25	90,656	842,449	869,260
S&P 500 Index Fund	Retirement Class	0.25	73,394	947,395	1,099,365

*	The Institutional, Retail and Premier classes of the Equity Funds are not currently subject to the Retirement Class Service Agreement.

B-40     Statement of Additional Information  ■  TIAA-CREF Funds

The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund, which is newly operational) for the prior fiscal year ended September 30, 2010, the prior six-month fiscal period ended March 31, 2011 and the fiscal years ended March 31, 2012 and March 31, 2013 are set forth in the table below:

			Service fees for fiscal year or period ended
Fund*	Class	Current service fee rate	September 30, 2010	March 31, 2011	March 31, 2012	March 31, 2013
Bond Fund	Retirement Class	0.25%	$529,437	$309,912	$740,399	$847,244
Bond Index Fund	Retirement Class	0.25	3,877	3,128	51,841	131,143
Bond Plus Fund	Retirement Class	0.25	191,392	100,518	209,416	293,105
High-Yield Fund	Retirement Class	0.25	378,354	206,795	441,718	632,097
Inflation-Linked Bond Fund	Retirement Class	0.25	408,038	211,204	522,940	533,632
Short-Term Bond Fund	Retirement Class	0.25	252,709	157,099	388,748	644,764
Social Choice Bond Fund	Retirement Class	0.25	–	–	–	1,997
Money Market Fund	Retirement Class	0.25	286,207	86,791	180,120	181,468
Real Estate Securities Fund	Retirement Class	0.25	542,664	338,108	616,791	636,277

*  The Institutional, Retail and Premier classes of the Fixed-Income and Real Estate Securities Funds are not currently subject to the service agreement.

Underwriter and other service providers

Underwriter

Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

Custodian, transfer agent and fund accounting agent

State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111 acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

Independent registered public accounting firm

PricewaterhouseCoopers, LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as the independent registered public accounting firm of the Trust and audited: (i) the Equity Funds’ financial statements for the fiscal year ended October 31, 2013 and (ii) the Fixed-Income and Real Estate Securities Funds’ financial statements for the fiscal year ended March 31, 2013 (except the Emerging Markets Debt Fund, which is newly operational).

Personal trading policy

The Trust and TPIS have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a Code of Ethics under Rule 204A-1 of the Advisers Act. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all transaction confirmations and other brokerage account reports to a special compliance unit for review.

Information about the Funds’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are

TIAA-CREF Funds  ■  Statement of Additional Information     B-41

determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar rankings (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ prospectuses for more information regarding their benchmark indices. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, with equal weighting over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. Please see the Funds’ prospectuses for more information regarding their benchmark indices.

Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings. For managers with less than a 5-year track record, a 40% weighting is assigned to the 1-year ranking and a 60% weighting to the 3-year ranking.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The following chart includes information relating to the portfolio managers listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Equity Funds they manage, as of October 31, 2013 (except as otherwise noted).

B-42     Statement of Additional Information  ■  TIAA-CREF Funds

	Number of other accounts managed		Total assets in accounts managed (millions)
	Registered	Other pooled	Registered	Other pooled	Dollar range of equity	Dollar range of equity
Name of	investment	investment	investment	investment	securities owned	securities owned in Fund
portfolio manager	companies	vehicles	companies	vehicles	in Fund	as of 12/31/13
Emerging Markets Equity Fund
Alex Muromcew	0	0	702	0	$100,001–500,000	$100,001–500,000
Emerging Markets Equity Index Fund
Anne Sapp, CFA*** Phillip James (Jim) Campagna, CFA	12 12	0 0	51,250 51,250	0 0	$0 $0	$1-10,000 $0
Lei Liao, CFA**	12	0	51,250	0	$0	$0

Enhanced International Equity Index Fund
Pablo Mitchell	23	0	18,698	0	$50,001–100,000	$50,001–100,000
Steven Rossiello, CFA	0	1	822	48	$100,001–500,000	$100,001–500,000
Enhanced Large-Cap Growth Index Fund
Kelvin Zhang	0	0	1,471	0	$100,001–500,000	$100,001–500,000
Enhanced Large-Cap Value Index Fund
Michael S. Shing, CFA	2	1	3,806	49	$100,001–500,000	$100,001–500,000
Pei Chen	0	0	1,416	0	$10,001–50,000	$10,001–50,000
Equity Index Fund
Anne Sapp, CFA*** Philip James (Jim) Campagna, CFA	12 12	0 0	51,250 51,250	0 0	$100,001-500,000 $50,001–100,000	$100,001-500,000 $50,001–100,000
Lei Liao, CFA**	12	0	51,250	0	$0	$0
Global Natural Resources Fund
Navaneel Ray	0	0	262	0	$100,001–500,000	$100,001–500,000
Growth & Income Fund
Susan Kempler	1	0	4,081	0	Over $1,000,000	Over $1,000,000
International Equity Fund
Christopher F. Semenuk	1	0	3,637	0	Over $1,000,000	Over $1,000,000
International Equity Index Fund
Anne Sapp***	12	0	51,250	0	$10,001-50,000	$10,001-50,000
Philip James (Jim) Campagna, CFA	12	0	51,250	0	$1–10,000	$1–10,000
Lei Liao, CFA**	12	0	51,250	0	$0	$0

International Opportunities Fund
Jason Campbell	0	0	783	0	$1–10,000	$1–10,000
Large-Cap Growth Fund
Susan Hirsch	3	0	22,350	0	$500,001–1,000,000	Over $ 1,000,000
Terry Kontos

TIAA-CREF Funds  ■  Statement of Additional Information     B-43

	Number of other accounts managed		Total assets in accounts managed (millions)
	Registered	Other pooled	Registered	Other pooled	Dollar range of equity	Dollar range of equity
Name of	investment	investment	investment	investment	securities owned	securities owned in Fund
portfolio manager	companies	Vehicles	companies	vehicles	in Fund	as of 12/31/13
Large-Cap Growth Index Fund
Anne Sapp***	12	0	51,250	0	$0	$0
Philip James (Jim) Campagna, CFA	12	0	51,250	0	$0	$0
Lei Liao, CFA**	12	0	51,250	0	$0	$0
Large-Cap Value Fund
Richard Cutler	2	0	8,990	0	Over $1,000,000	Over $ 1,000,000
Athanasios (Tom) Kolefas, CFA	2	1	8,990	31	$0	$0
Large-Cap Value Index Fund
Anne Sapp***	120	0	51,250	0	$0	$0
Philip James (Jim) Campagna, CFA	12	0	51,250	0	$0	$0
Lei Liao, CFA**	12	0	51,250	0	$0	$0
Mid-Cap Growth Fund
George (Ted) Scalise, CFA	0	0	1,838	0	$500,001–1,000,000	Over $1,000,000
Susan Hirsch	3	0	22,350	0	$0	$0
Mid-Cap Value Fund
Richard Cutler	2	0	8,990	0	$50,001–100,000	$50,001–100,000
Athanasios (Tom) Kolefas, CFA	2	1	8,990	31	$500,001–1,000,000	Over $1,000,000
Small-Cap Blend Index Fund
Anne Sapp***	120		51,250	0	$0	$0
Philip James (Jim) Campagna, CFA	12	0	51,250	0	$0	$0
Lei Liao, CFA**	12	0	51,250	0	$0	$0
Small-Cap Equity Fund
Michael S. Shing, CFA	2	1	3,806	49	$500,001–1,000,000	$500,001–1,000,000
Adam Cao	1	1	2,390	49	$100,001–500,000	$100,001–500,000
Social Choice Equity Fund
Anne Sapp***	12	0	51,250	0	$100,001-500,000	$100,001-500,000
Philip James (Jim) Campagna, CFA	12	0	51,250	0	$10,001–50,000	$10,001–50,000
Lei Liao, CFA**	12	0	51,250	0	$0	$0
S&P 500 Index Fund
Anne Sapp***	12	0	51,250	0	$10,001-50,000	$10,001-50,000
Philip James (Jim) Campagna, CFA	12	0	51,250	0	$50,001–100,000	$50,001–100,000
Lei Liao, CFA**	12	0	51,250	0	$0	$0

*  Dollar range of equity securities owned in Fund information is as of 12/31/13.

** Lei Liao was not a portfolio manager during the period ended 12/31/13.

***As of May 30, 2014, Anne Sapp will no longer be a portfolio manager of the Fund.

B-44     Statement of Additional Information  ■  TIAA-CREF Funds

The following chart includes information relating to the portfolio managers listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund, which is newly operational) they manage, as of March 31, 2013.

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Fund
Bond Fund
John Cerra	6	0	$31,553	$0	$10,001–50,000
Joseph Higgins, CFA	3	0	$16,972	$0	$100,001–500,000
Steven Raab, CFA	4	0	$28,992	$0	$100,001–500,000
Bond Index Fund
Lijun (Kevin) Chen, CFA	0	0	$4,270	$0	$10,001–50,000
James Tsang, CFA	0	0	$4,270	$0	$10,001–50,000
Bond Plus Fund
John M. Cerra	6	0	$31,553	$0	$50,001–100,000
Kevin R. Lorenz, CFA	1	0	$3,557	$0	$100,001–500,000
William Martin	0	0	$1,300	$0	$100,001–500,000
High-Yield Fund
Jean C. Lin, CFA	0	0	$2,258	$0	$100,001–500,000
Kevin R. Lorenz, CFA	1	0	$3,557	$0	$500,001–1,000,000
Inflation-Linked Bond Fund
John M. Cerra	6	0	$31,553	$0	$10,001–50,000
Stephen Liberatore, CFA	4	1	$24,640	$102	$0
Money Market Fund
Michael F. Ferraro, CFA	2	0	$12,629	$0	$0
Joseph Rolston	1	0	$12,558	$0	$0
Short-Term Bond Fund
John M. Cerra	6	0	$31,553	$0	$50,001–100,000
Richard Cheng	0	0	$1,180	$0	$100,001–500,000
Social Choice Bond Fund
Stephen Liberatore, CFA	4	1	$24,640	$102	$100,001–500,000
Joseph Higgins, CFA	3	0	$16,972	$0	$0
Tax-Exempt Bond Fund
Stephen Liberatore, CFA	4	1	$24,640	$102	$0
Barnet Sherman	0	0	$407	$0	$0
Real Estate Securities Fund
David Copp	1	0	$1,472	$0	$100,001–500,000
Brendan W. Lee	1	0	$1,472	$0	$100,001–500,000

Potential conflicts of interest of Advisors and portfolio managers

Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense

TIAA-CREF Funds  ■  Statement of Additional Information     B-45

of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregate orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities-on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

About the Trust and the shares

The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class structure

The Trust offers four classes of shares (Retirement Class, Premier Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS and in turn, may pay other entities for distributing, promoting and/or servicing Retail Class shares of the Funds at an annual rate of 0.25% of average daily net Retail Class assets.

Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Retirement Class shares also may be available through custody accounts sponsored or administered by

B-46     Statement of Additional Information  ■  TIAA-CREF Funds

TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code.

Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) (7) or 457 of the Code. Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net assets.

Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans.

Distribution (12b-1) plans

The Board of Trustees has adopted a distribution plan with respect to Retail Class shares and a distribution plan with respect to Premier Class shares offered by the Funds (collectively, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Retail Class Distribution Plan (“Retail Compensation Plan”), each Fund compensates TPIS for certain services that TPIS provides in connection with the promotion, distribution and/or shareholder servicing of Retail Class shares. Prior to January 1, 2013, certain Funds were subject to a separate Retail Class Distribution Plan (“Retail Reimbursement Plan”) wherein such Funds reimbursed TPIS for all or part of certain expenses that TPIS incurred in connection with its promotion, distribution and/or shareholder servicing of the Fund’s Retail Class shares. Reimbursements by a Fund under the Retail Reimbursement Plan were calculated daily and paid quarterly up to a rate or rates approved from time to time by the Board, provided that no rate exceeded the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund.

Under the Premier Class Distribution Plan (the “Premier Class Distribution Plan”), each Fund compensates TPIS an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. A Fund may pay TPIS under the Premier Class Distribution Plan for services that include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of the Fund’s Premier Class shares, as well as for shareholder servicing expenses.

For the fiscal year ended March 31, 2013 for the Fixed-Income and Real Estate Securities Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Fixed-Income and Real Estate Securities Funds in existence during the period under the Retail Compensation Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2013
Bond Fund	$57,143	$—	$11,105	$109,136	$36,576	$213,960
Bond Index Fund	$9,017	$—	$1,752	$17,221	$5,771	$33,761
Bond Plus Fund	$190,509	$—	$37,022	$363,843	$121,940	$713,314
High-Yield Fund	$221,051	$—	$42,957	$422,178	$141,489	$827,675
Inflation-Linked Bond Fund	$147,741	$—	$28,711	$282,163	$94,565	$553,180
Short-Term Bond Fund	$118,105	$—	$22,952	$225,565	$75,596	$442,218
Social Choice Bond Fund	$589	$—	$114	$1,124	$377	$2,204
Tax-Exempt Bond Fund	$247,189	$—	$48,037	$472,096	$158,219	$925,541
Money Market Fund	$—	$—	$—	$—	$—	$—
Real Estate Securities Fund	$107,381	$—	$20,868	$205,082	$68,732	$402,063

*	Effective January 1, 2013, the distribution (12b-1) plan for Retail Class shares was amended from a plan where each Fund may reimburse TPIS for distribution and related expenses up to 0.25% of average daily net assets to a plan where the Fund pays TPIS at the annual rate of 0.25% of average daily net assets for distribution and promotion-related activities as well as shareholder and account maintenance services.

TIAA-CREF Funds  ■  Statement of Additional Information     B-47

For the fiscal year ended October 31, 2013 for the Equity Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Equity Funds in existence during the period under the Retail Compensation Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2013
Equity Index Fund	$204,646	$29,192	$75,190	$532,266	$309,628	$1,150,922
Emerging Markets Equity Fund	$2,617	$—	$971	$7,547	$3,787	$14,922
Emerging Markets Equity Index Fund	$2,866	$—	$1,062	$8,263	$4,147	$16,338
Global Natural Resources Fund	$2,904	$—	$1,077	$8,374	$4,202	$16,557
Growth & Income Fund	$337,298	$49,721	$123,890	$874,100	$511,073	$1,896,082
International Equity Fund	$134,056	$20,132	$49,230	$346,668	$203,293	$753,379
International Opportunities Fund	$316	$—	$177	$913	$458	$1,804
Large-Cap Growth Fund	$192,871	$28,747	$70,834	$499,196	$292,383	$1,084,031
Large-Cap Value Fund	$47,132	$6,333	$17,326	$123,359	$71,130	$265,280
Mid-Cap Growth Fund	$65,584	$9,281	$24,098	$170,726	$99,194	$368,883
Mid-Cap Value Fund	$126,732	$16,269	$46,605	$333,199	$190,907	$713,712
Small-Cap Equity Fund	$36,041	$4,952	$13,246	$94,113	$54,442	$202,794
Social Choice Equity Fund	$116,649	$16,410	$42,864	$303,848	$176,383	$656,154

Effective January 1, 2013, the distribution (12b-1) plan for Retail Class shares was amended from a plan where each Fund may reimburse TPIS for distribution and related expenses up to 0.25% of average daily net assets to a plan where the Fund pays TPIS at the annual rate of 0.25% of average daily net assets for distribution and promotion-related activities as well as shareholder and account maintenance services.

Payments under the Retail Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund. Since the Emerging Markets Debt Fund is newly operational, it made no payments under its Retail Compensation Plan as of the date of this SAI.

Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended March 31, 2013 for the Fixed-Income and Real Estate Securities Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each of the Fixed-Income and Real Estate Securities Funds in existence during the period under the Premier Class Distribution Plan.

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2013
Bond Fund	$1,002	$—	$32,386	$5,267	$2,426	$41,081
Bond Index Fund	$649	$—	$20,972	$3,411	$1,571	$26,603
Bond Plus Fund	$510	$—	$16,488	$2,682	$1,235	$20,915
High-Yield Fund	$1,071	$—	$34,597	$5,627	$2,592	$43,887
Inflation-Linked Bond Fund	$621	$—	$20,072	$3,264	$1,503	$25,460
Short-Term Bond Fund	$680	$—	$21,962	$3,572	$1,645	$27,859
Social Choice Bond Fund	$19	$—	$624	$102	$47	$792
Money Market Fund	$84	$—	$2,702	$439	$202	$3,427
Real Estate Securities Fund	$2,220	$—	$71,764	$11,671	$5,376	$91,031

*	Effective January 1, 2013, the distribution (12b-1) plan for Premier Class shares was amended from a plan where each Fund may reimburse TPIS for distribution and related expenses up to 0.25% of average daily net assets to a plan where the Fund pays TPIS at the annual rate of 0.25% of average daily net assets for distribution and promotion-related activities as well as shareholder and account maintenance services.

For the fiscal year ended October 31, 2013 for the Equity Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each Equity Fund in existence during the period under the Premier Class Distribution Plan. Since the Emerging Markets Debt Fund is newly operational, it had made no payments under its Premier Class Distribution Plan as of October 31, 2013.

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Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2013
Emerging Markets Equity Fund	$92	$—	$3,695	$492	$261	$4,540
Emerging Markets Equity Index Fund	$119	$—	$4,782	$637	$338	$5,876
Equity Index Fund	$1,681	$—	$67,436	$8,978	$4,772	$82,867
Global Natural Resources Fund	$107	$—	$4,285	$571	$303	$5,266
Growth & Income Fund	$4,595	$—	$184,386	$24,548	$13,049	$226,578
International Equity Fund	$8,045	$—	$322,827	$42,979	$22,846	$396,697
International Equity Index Fund	$5,549	$—	$222,674	$29,645	$15,759	$273,627
International Opportunities Fund	$17	$—	$692	$92	$49	$850
Large-Cap Growth Fund	$138	$—	$5,536	$737	$392	$6,803
Large-Cap Value Fund	$9,363	$—	$375,685	$50,015	$26,587	$461,650
Mid-Cap Growth Fund	$5,077	$—	$203,743	$27,125	$14,419	$250,364
Mid-Cap Value Fund	$12,583	$—	$504,885	$67,216	$35,730	$620,414
Small-Cap Equity Fund	$5,427	$—	$217,771	$28,992	$15,412	$267,602
Social Choice Equity Fund	$2,477	$—	$99,394	$13,232	$7,034	$122,137

Effective January 1, 2013, the distribution (12b-1) plan for Premier Class shares was amended from a plan where each Fund may reimburse TPIS for distribution and related expenses up to 0.25% of average daily net assets to a plan where the Fund pays TPIS at the annual rate of 0.25% of average daily net assets for distribution and promotion-related activities as well as shareholder and account maintenance services.

Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by the Board. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAVs of the participating funds.

The Distribution Plans have been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the trustees concluded that the Distribution Plans would benefit the Retail Class or Premier Class shareholders of each Fund, as applicable.

One of the potential benefits of the Distribution Plans is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to the Distribution Plans, at least quarterly, TPIS provides the Board with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made.

Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares or Premier Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class or Premier Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees with respect to the applicable Fund or Class. The Retail Class and Premier Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan with respect to the applicable share classes of each Fund.

Payments to Intermediaries

TPIS, Services, Advisors and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of TPIS’s, Services’, Advisors’ and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by TPIS,

TIAA-CREF Funds  ■  Statement of Additional Information     B-49

Services, Advisors and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Funds to the intermediaries as described in the Funds’ Prospectuses and this SAI.

The Additional Payments may be intended to compensate intermediaries for, among other things: (i) marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; (ii) access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; (iii) assistance in training and education of personnel; (iv) “finders” or “referral” fees for directing investors to the Funds; (v) marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or (vi) other specified services intended to assist in the distribution and marketing of the Funds. In addition or alternatively, TPIS, Services, Advisors and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, plan administration, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by TPIS, Services, Advisors and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount or they may be a variable amount that is calculated or based on the number of customer accounts maintained by the intermediary, a percentage of the value of shares sold to, or held by, customers of the intermediary or other factors. The Additional Payments are separately negotiated with each intermediary based on a range of factors, including but not limited to the intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Additional Payments may be different for different intermediaries and may vary with respect to the type of Fund sold or serviced by the intermediary. Additional Payments are always made only to the firm, never to individuals. To the extent permitted by FINRA rules and corporate policies, TPIS, Services, Advisors and their affiliates may also pay non-cash compensation to sales representatives of intermediaries, including in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries or due diligence meetings.

Indemnification of shareholders

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

Indemnification of Trustees

The Declaration of Trust further provides that Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

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Shareholder meetings and voting rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the next asset value per share of the applicable Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Additional Funds or classes

Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The trustees have established another series of the Trust, known as the “Lifecycle Funds,” “Lifestyle Funds,” and “Managed Allocation Fund,” which are addressed in separate prospectuses and separate statements of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

Dividends and distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

Pricing of shares

The share price of each Fund is determined based on the Fund’s NAV. The assets of each Fund are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

TIAA-CREF Funds  ■  Statement of Additional Information     B-51

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund for purposes of calculating the NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

Special valuation procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if

B-52     Statement of Additional Information  ■  TIAA-CREF Funds

the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectus.

Tax status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Qualification as regulated investment company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate

TIAA-CREF Funds  ■  Statement of Additional Information     B-53

rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Equalization accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions to avoid federal excise tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital loss carryforwards

As of October 31, 2013, the following Equity Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Due to reorganizations in prior years the future utilization of the Equity Index and Small-Cap Blend Index Funds’ capital losses may be subject to limitations under the Code and regulations thereunder.

	Date of expiration
Fund	10/31/2017	10/31/2018	10/31/2019	No expiration	Total
Emerging Markets Equity Fund	$—	$—	$14,064,867	$28,705,748	$42,770,615
Emerging Markets Equity Index Fund	—	—	—	6,574,621	6,574,621
Global Natural Resources Fund	—	—	—	23,687,207	23,687,207
International Equity Fund	202,053,338	37,037,218	—	—	239,090,556
International Equity Index Fund	8,486,539	—	4,940,411	—	13,426,950
International Opportunities Fund	—	—	—	10,258,005	10,258,005
S&P 500 Index Fund	—	—	—	9,358,733	9,358,733

Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years must be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Investments in foreign securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a

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shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with original issue discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, futures, and swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

Shareholder taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their

TIAA-CREF Funds  ■  Statement of Additional Information     B-55

own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds are expected to pay tax on any retained net capital gain at their regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified dividend income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds (including the Money Market Fund) or Real Estate Securities Fund are expected to constitute qualified dividend income.

B-56     Statement of Additional Information  ■  TIAA-CREF Funds

Dividends-received deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and losses on redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund is required to report to the IRS and furnish certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first in/first out (FIFO), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Deduction of capital losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

TIAA-CREF Funds  ■  Statement of Additional Information     B-57

Reports to shareholders

The Fund sends to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup withholding

The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Shares held in certain custody accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

Treatment of Tax-Exempt Bond Fund

The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that are exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

B-58     Statement of Additional Information  ■  TIAA-CREF Funds

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the research. The valuation of such research may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients. Currently, some foreign brokerage commissions are fixed under local law and practice. There is, however, an ongoing trend in many countries to adopt a new system of negotiated commissions.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker charging a proportional or fixed fee.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with brokers who, through the use of commission-sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and its client or proprietary accounts.

Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts.

The following table shows the aggregate amount of brokerage commissions paid by the Equity Funds to firms that provided research services during the fiscal year ended October 31, 2013. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions
Emerging Markets Equity Fund	$3,362,498
Emerging Markets Equity Index Fund	$284,663
Enhanced International Equity Index Fund	$498,736
Enhanced Large-Cap Growth Index Fund	$190,149
Enhanced Large-Cap Value Index Fund	$219,681
Equity Index Fund	$57,823
Global Natural Resources Fund	$1,011,481
Growth & Income Fund	$5,964,941
International Equity Fund	$7,523,673
International Equity Index Fund	$315,414
International Opportunities Fund	$515,797
Large-Cap Growth Fund	$1,995,262
Large-Cap Growth Index Fund	$25,233
Large-Cap Value Fund	$3,340,878
Large-Cap Value Index Fund	$39,325
Mid-Cap Growth Fund	$1,518,590
Mid-Cap Value Fund	$2,979,449
Small-Cap Blend Index Fund	$58,694
Small-Cap Equity Fund	$666,506
Social Choice Equity Fund	$42,926
S&P 500 Index Fund	$16,969

TIAA-CREF Funds  ■  Statement of Additional Information     B-59

The following table shows the aggregate amount of brokerage commissions paid by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund) to firms that provided research services during the fiscal period ended March 31, 2013. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions
Real Estate Securities Fund	$ 1,007,208

The aggregate amount of brokerage commissions paid by the Equity Funds for the prior fiscal years ended October 31, 2011, October 31, 2012 and the fiscal year ended October 31, 2013, was as follows:

Fund	October 31, 2011	October 31, 2012	October 31, 2013
Emerging Markets Equity Fund	$1,278,361	$2,816,210	$3,450,095
Emerging Markets Equity Index Fund	69,979	115,722	288,735
Enhanced International Equity Index Fund	299,436	317,857	500,417
Enhanced Large-Cap Growth Index Fund	151,803	194,774	190,149
Enhanced Large-Cap Value Index Fund	207,274	187,939	224,642
Equity Index Fund	79,481	118,795	136,651
Global Natural Resources Fund	—	544,524	1,046,472
Growth & Income Fund	3,629,884	4,556,062	6,534,509
International Equity Fund	6,620,306	5,186,639	7,697,938
International Equity Index Fund	218,526	267,342	315,569
International Opportunities Fund	—	—	518,013
Large-Cap Growth Fund	2,100,949	1,979,387	2,055,955
Large-Cap Growth Index Fund	26,475	49,368	42,855
Large-Cap Value Fund	3,583,256	3,209,155	3,556,395
Large-Cap Value Index Fund	42,574	65,196	69,041
Mid-Cap Growth Fund	1,290,683	994,787	1,717,961
Mid-Cap Value Fund	2,272,611	1,824,662	3,153,381
Small-Cap Blend Index Fund	49,673	42,561	114,575
Small-Cap Equity Fund	652,717	727,326	666,810
Social Choice Equity Fund	50,876	39,168	49,167
S&P 500 Index Fund	33,351	40,393	27,333

Increases/decreases in brokerage commissions from one year to the next are primarily the result of an increase or decrease in trading activity and/or an increase or decrease in each Fund’s assets under management.

The aggregate amount of brokerage commissions paid by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund which is newly operational) for the prior six-month fiscal period ended March 31, 2011 and the fiscal years ended March 31, 2012 and March 31, 2013, was as follows:

Fund	March 31, 2011	March 31, 2012	March 31, 2013
Real Estate Securities Fund	$419,147	$1,464,228	$1,138,728

The increase in brokerage commissions in 2013 from 2011 for the Real Estate Securities Fund was primarily the result of an increase in the Fund’s assets under management, which resulted in an increase in the quantity of shares traded.

During the fiscal year ended October 31, 2013, certain of the Equity Funds acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of October 31, 2013, are set forth below:

B-60     Statement of Additional Information  ■  TIAA-CREF Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Holdings (US$)
Emerging Markets Equity Index Fund	BANCO SANTANDER CHILE	$724,555
Enhanced International Equity Index Fund	HSBC HOLDINGS PLC	$13,338,338
	SUMITOMO MITSUI FINANCIAL GR	9,589,837
	SKANDINAVISKA ENSKILDA BAN-A	8,715,858
	BANCO SANTANDER SA	2,383,648
	BNP PARIBAS	562,078
Enhanced Large-Cap Growth Index Fund	LAZARD LTD-CL A	$1,736,583
Enhanced Large-Cap Value Index Fund	WELLS FARGO & CO	$38,556,754
	JPMORGAN CHASE & CO	37,051,539
	CITIGROUP INC	26,438,760
	BANK OF AMERICA CORP	16,580,990
	GOLDMAN SACHS GROUP INC	16,295,118
	STATE STREET CORP	7,769,361
	MORGAN STANLEY	4,665,752
	SCHWAB (CHARLES) CORP	3,340,875
	FIFTH THIRD BANCORP	3,197,040
	TD AMERITRADE HOLDING CORP	986,267
	BB&T CORP	602,967
Equity Index Fund	WELLS FARGO & CO	$78,993,789
	JPMORGAN CHASE & CO	74,660,432
	BANK OF AMERICA CORP	57,714,577
	CITIGROUP INC	56,922,894
	GOLDMAN SACHS GROUP INC	28,275,810
	MORGAN STANLEY	16,880,484
	STATE STREET CORP	12,300,718
	SCHWAB (CHARLES) CORP	9,609,738
	BB&T CORP	9,197,921
	FIFTH THIRD BANCORP	6,374,308
	TD AMERITRADE HOLDING CORP	2,481,723
	RAYMOND JAMES FINANCIAL INC	2,126,103
	LAZARD LTD-CL A	1,888,671
	POPULAR INC	995,607
	STIFEL FINANCIAL CORP	989,966
	SUSQUEHANNA BANCSHARES INC	852,692
	INVESTMENT TECHNOLOGY GROUP	246,035
	PIPER JAFFRAY COS	239,996
	COWEN GROUP INC-CLASS A	132,320
	OPPENHEIMER HOLDINGS-CL A	93,300
	FBR & CO	86,522
Growth & Income Fund	CITIGROUP INC	$62,613,422
	BANK OF AMERICA CORP	56,751,239
	WELLS FARGO & CO	46,311,819
	MORGAN STANLEY	26,621,362
	JPMORGAN CHASE & CO	25,733,252
	STATE STREET CORP	22,360,388
	BNP PARIBAS	17,098,326
International Equity Fund	BNP PARIBAS	$62,045,348
	NOMURA HOLDINGS INC	433,227
International Opportunity Fund	BNP PARIBAS	$9,906,331
	SUMITOMO MITSUI FINANCIAL GR	6,878,194
	ROYAL BANK OF CANADA	5,561,978
International Equity Index Fund	HSBC HOLDINGS PLC	$84,986,910
	BANCO SANTANDER SA	40,868,159
	BNP PARIBAS	30,544,809
	SUMITOMO MITSUI FINANCIAL GR	25,593,843
	SOCIETE GENERALE	16,556,565
	NOMURA HOLDINGS INC	11,192,833
	SKANDINAVISKA ENSKILDA BAN-A	7,652,472
	MACQUARIE GROUP LTD	6,124,232
	ROYAL BANK OF SCOTLAND GROUP	5,241,334
	JULIUS BAER GROUP LTD	4,575,821

TIAA-CREF Funds  ■  Statement of Additional Information     B-61

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Holdings (US$)
Large-Cap Growth Fund	GOLDMAN SACHS GROUP INC	$25,734,866
Large-Cap Growth Index Fund	LAZARD LTD-CL A	$738,022
	SCHWAB (CHARLES) CORP	498,481
Large-Cap Value Fund	WELLS FARGO & CO	$120,695,986
	CITIGROUP INC	90,713,971
	STATE STREET CORP	54,344,610
	BANK OF AMERICA CORP	54,244,875
	MORGAN STANLEY	45,966,276
	GOLDMAN SACHS GROUP INC	43,992,154
	JPMORGAN CHASE & CO	41,624,580
	SOCIETE GENERALE	19,713,368
Large-Cap Value Index Fund	WELLS FARGO & CO	$38,273,848
	JPMORGAN CHASE & CO	36,175,050
	BANK OF AMERICA CORP	27,879,348
	CITIGROUP INC	27,563,675
	GOLDMAN SACHS GROUP INC	13,696,264
	MORGAN STANLEY	8,123,925
	STATE STREET CORP	5,934,368
	BB&T CORP	4,444,397
	SCHWAB (CHARLES) CORP	3,966,219
	FIFTH THIRD BANCORP	3,094,373
	TD AMERITRADE HOLDING CORP	1,194,261
	RAYMOND JAMES FINANCIAL INC	1,052,369
	POPULAR INC	466,241
Mid-Cap Growth Fund	LAZARD LTD-CL A	$14,585,505
Mid-Cap Value Fund	FIFTH THIRD BANCORP	$46,623,500
	RAYMOND JAMES FINANCIAL INC	20,680,135
	LAZARD LTD-CL A	11,071,872
Small-Cap Blend Index Fund	STIFEL FINANCIAL CORP	$2,562,569
	SUSQUEHANNA BANCSHARES INC	2,156,796
	INVESTMENT TECHNOLOGY GROUP	596,953
	PIPER JAFFRAY COS	579,336
	COWEN GROUP INC-CLASS A	372,847
	FBR & CO	252,307
	OPPENHEIMER HOLDINGS-CL A	199,470
	CASCADE BANCORP	20,913
Small-Cap Equity Fund	SUSQUEHANNA BANCSHARES INC	$11,789,714
Social Choice Equity Fund	STATE STREET CORP	$10,203,734
	BB&T CORP	9,623,905
	SCHWAB (CHARLES) CORP	9,214,065
	POPULAR INC	1,109,258
	TD AMERITRADE HOLDING CORP	81,780
	SUSQUEHANNA BANCSHARES INC	11,750
	INVESTMENT TECHNOLOGY GROUP	2,451
S & P 500 Index Fund	WELLS FARGO & CO	$25,290,581
	JPMORGAN CHASE & CO	23,789,524
	BANK OF AMERICA CORP	18,374,390
	CITIGROUP INC	18,193,769
	GOLDMAN SACHS GROUP INC	8,210,134
	MORGAN STANLEY	4,883,123
	STATE STREET CORP	3,803,259
	SCHWAB (CHARLES) CORP	3,210,592
	BB&T CORP	2,931,815
	FIFTH THIRD BANCORP	2,069,151

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Holdings (US$)
Enhanced Large-Cap Value Index Fund	BANK OF AMERICA CORP	16,580,990
Equity Index Fund	BANK OF AMERICA CORP	57,714,577
International Equity Fund	NOMURA HOLDINGS INC	433,227
International Equity Index Fund	NOMURA HOLDINGS INC	11,192,833
International Opportunities Fund	ROYAL BANK OF CANADA	5,561,978
Large-Cap Value Index Fund	BANK OF AMERICA CORP	27,879,348
S&P 500 Index Fund	GOLDMAN SACHS GROUP INC	8,210,134

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Directed brokerage

In accordance with the 1940 Act, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

Legal matters

All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Managing Director, General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

Experts

The financial statements incorporated into this SAI by reference to the Annual Report to shareholders for the period ending October 31, 2013 (for the Equity Funds) and March 31, 2013 (for the Fixed-Income and Real Estate Securities Funds) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial statements

The audited and unaudited financial statements of the Funds are incorporated herein by reference to (i) the Trust’s Annual Reports on Form N-CSR for the fiscal year ended October 31, 2013 for the Equity Funds and fiscal year ended March 31, 2013 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund, which is newly operational), and (ii) the Trust’s Semiannual Reports on Form N-CSR for the six-month fiscal period ended September 30, 2013 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund, which is newly operational). These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual or Semiannual Report on request. Note that such statements, reports and filings do not contain information on the Emerging Markets Debt Fund as the Fund was not operational during the applicable periods.

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Appendix A: TIAA-CREF policy statement on corporate governance

I. Introduction

Purpose and applicability of policy statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly-traded operating companies and may not be directly applicable to open-end investment companies or privately-held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly-traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why we focus on corporate governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options-back dating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

II. TIAA-CREF’s corporate governance program

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA

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board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance activities

1. Proxy voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impact their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

•	submitting shareholder resolutions
•	withholding or voting against one or more directors
•	requesting other investors to support our initiatives
•	engaging in collaborative action with other investors
•	engaging in public dialogue and commentary
•	supporting an election contest or change of control transaction
•	conducting a proxy solicitation
•	seeking regulatory or legislative relief
•	commencing or supporting litigation
•	pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

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1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.
2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.
3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.
4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.
5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.
6.	TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International corporate governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

•	Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.
•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.
•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.
•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.
•	Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.
•	Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.
•	Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. Shareholders rights and responsibilities

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly-traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

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Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally applicable shareholder rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly-traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.
2.	One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically asses the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.
3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.
4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.
5.	Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.
6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.
7.	Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.
8.	Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.
9.	Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.
10.	Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This is particularly problematic in many foreign markets.
11.	Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation.
Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.
12.	Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

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C. Shareholder responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1.	Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.
2.	Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.
3.	Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.
4.	Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.
5.	Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the life blood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.
6.	Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.
7.	Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.
8.	Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly-traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.
9.	Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the

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investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. Corporate governance principles

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation.

The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of portfolio companies

1. The board of directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board membership

1.	Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.
2.	Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.
3.	Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.
4.	Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.
5.	Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should

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include current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6.	Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director elections

TIAA-CREF has adopted the following policy on director elections:

1.	Directors should be elected annually by a majority rather than a plurality of votes cast.*
2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”
3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*
4.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.
5.	Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director nomination

1.	Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.
2.	Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.
3.	Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.
4.	Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board responsibilities

1.	Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.
2.	Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.
3.	CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.
4.	Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to

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be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board operation

1.	Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.
2.	Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.
3.	Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.
4.	Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty of loyalty) has occurred, then directors should not be indemnified.
5.	Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counterbalance to the CEO/chair.

Board organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the

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company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1.	Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.
2.	Each committee should have the power to hire independent experts and advisors.
3.	Each committee should report to the full board on the issues and decisions for which it is responsible.
4.	Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General principles

Executive compensation should be based on the following principles:

1.	Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.
2.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.
3.	Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivizing excessive risk.
4.	Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.
5.	Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.
6.	The board should not unduly rely on comparative industry data and other outside surveys to make compensations determinations; especially if such information is inconsistent with the company’s compensation philosophy.
7.	Compensation Committees should work only with consultants who are independent of management.
8.	Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.
9.	Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.
10.	If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

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Principles specific to equity-based compensation plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.
2.	All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.
3.	Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.
4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.
5.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.
6.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.
7.	Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.
8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.
9.	Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.
10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.
11.	Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.
12.	Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation discussion and analysis

A company’s compensation disclosure should be based on the following principles:

1.	The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.
2.	The disclosure should explain how the program seeks to identify and reward the value added by management.
3.	The disclosure should identify how compensation is linked to long-term sustainable value creation.
4.	Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.
5.	When possible, charts should be used in conjunction with narratives to enhance comprehension.
6.	When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.
7.	Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.
8.	Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.
9.	Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.
10.	Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.
11.	If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

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V. Environmental and social issues

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

•	A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

•	Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

•	Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

•	Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

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In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and non-discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and corporate political influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

TIAA-CREF Funds  ■  Statement of Additional Information     B-75

Appendix A: Proxy voting guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B.	Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

•	When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.
•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.
•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.
•	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

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General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C.	Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval; and

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

TIAA-CREF Funds  ■  Statement of Additional Information     B-77

D.	Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

•	Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•	Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•	Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•	Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

•	Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•	Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•	Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•	Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•	Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•	Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory vote on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachutes proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E.	Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

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Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General Policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.
•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.
•	TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

TIAA-CREF Funds  ■  Statement of Additional Information     B-79

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.
•	TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

B-80     Statement of Additional Information  ■  TIAA-CREF Funds

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Lifecycle Index 2025 Fund	—	TLQRX	TLVPX	TLQIX
Lifecycle Index 2030 Fund	—	TLHRX	TLHPX	TLHIX
Lifecycle Index 2035 Fund	—	TLYRX	TLYPX	TLYIX
Lifecycle Index 2040 Fund	—	TLZRX	TLPRX	TLZIX
Lifecycle Index 2045 Fund	—	TLMRX	TLMPX	TLXIX
Lifecycle Index 2050 Fund	—	TLLRX	TLLPX	TLLIX
Lifecycle Index 2055 Fund	—	TTIRX	TTIPX	TTIIX
Lifecycle Index 2060 Fund
Lifestyle Funds
Lifestyle Income Fund	TSILX	TLSRX	TSIPX	TSITX
Lifestyle Conservative Fund	TSCLX	TSCTX	TLSPX	TCSIX
Lifestyle Moderate Fund	TSMLX	TSMTX	TSMPX	TSIMX
Lifestyle Growth Fund	TSGLX	TSGRX	TSGPX	TSGGX
Lifestyle Aggressive Growth Fund	TSALX	TSARX	TSAPX	TSAIX
Managed Allocation Fund
Managed Allocation Fund	TIMRX	TITRX	—	TIMIX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in the Lifecycle Funds, Lifecycle Index Funds, Lifestyle Funds and Managed Allocation Fund, investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the Lifecycle Funds’, Lifecycle Index Funds’, Lifestyle Funds’ and Managed Allocation Fund’s prospectuses, dated [___________], 2014 (each, a “Prospectus”).

The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes 30 Funds: twelve Lifecycle Funds, twelve Lifecycle Index Funds, five Lifestyle Funds and the Managed Allocation Fund. Each Lifecycle Fund, Lifecycle Index Fund and Lifestyle Fund, as well as the Managed Allocation Fund, offers Retirement Class and Institutional Class shares. Each Lifecycle Fund, Lifecycle Index Fund and Lifestyle Fund also offers Premier Class shares and the Lifecycle Retirement Income Fund, Managed Allocation Fund, and each Lifestyle Fund offer Retail Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The Funds’ audited financial statements for the fiscal year ended May 31, 2013, and the Funds’ unaudited financial statements for the semiannual period ended November 30, 2013 are incorporated into this SAI by reference to the TIAA-CREF Funds of Funds’ Annual Reports, for that year to shareholders (except in the case of the TIAA-CREF Funds of Funds Lifecycle 2060 Fund and Lifecycle Index 2060 Fund, which are newly operational). The Funds will furnish you, without charge, a copy of the Annual Reports on request.

Investment objectives, policies, and restrictions	B-2	About the Trust and the shares	B-40
Disclosure of portfolio holdings	B-23	Pricing of shares	B-44
Management of the Trust	B-25	Tax status	B-46
Proxy voting policies	B-33	Brokerage allocation	B-52
Principal holders of securities	B-33	Legal matters	B-54
Investment advisory and other services	B-34	Experts	B-54
Underwriter and other service providers	B-37	Financial statements	B-54
Personal trading policy	B-38	Appendix A: TIAA-CREF policy statement on corporate governance	B-55
Information about the Funds’ portfolio management	B-38

Investment objectives, policies, and restrictions

The investment objectives and policies of each Fund are discussed in their respective Prospectuses. Because each Fund invests in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”), investors in each Fund will be affected by an Underlying Fund’s investment strategies in direct proportion to the amount of assets the Fund allocates to the Underlying Fund pursuing such strategies. Accordingly, each Fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following discussion of investment policies and restrictions supplements the descriptions in the Prospectuses of the Funds as well as the prospectuses of the Underlying Funds of the Trust described in this SAI.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, the investment objective of each Fund as described in the Prospectuses, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

Each Fund is classified as “diversified” within the meaning of the 1940 Act. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

Fundamental policies

The following restrictions are fundamental policies of each Fund:
1.	The Fund will not issue senior securities except as permitted by law.
2.	The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33⅓% of the market value of that Fund’s assets at the time of borrowing), and, from other sources for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).
3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.
4.	The Fund will not purchase real estate or mortgages directly, except that the Fund may invest in investment vehicles that purchase real estate or mortgages directly.
5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.
6.	The Fund will not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.
7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
8.	The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). With respect to investment restriction number 8, each Fund may invest more than 25% of its assets in any one Underlying Fund. With respect to this restriction, the Managed Allocation Fund may invest more than 25% of its assets in any one investment company or other permissible investment product or pool. For concentration purposes, each Fund will look through to the

B-2	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

holdings of its affiliated Underlying Funds to assess its industry concentration. Currently, none of the Funds nor any of the Underlying Funds, other than the Real Estate Securities Fund and Global Natural Resources Fund, concentrates, or intends to concentrate, its investments in a particular industry.
The following restriction is a fundamental policy of each Fund other than the Managed Allocation Fund:
9.	The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or hold more than 10% of the outstanding voting securities of any one issuer.
The following restriction is a fundamental policy of the Managed Allocation Fund:
10.	The Fund will not invest in securities other than securities of other registered investment companies or other permissible investment products or pools that are approved by the Board of Trustees, government securities or short-term securities.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in the values of portfolio securities will not be considered a violation by the Fund.

Investment policies

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board of Trustees without the approval of Fund shareholders. Since each Fund will invest primarily in shares of other investment companies, rather than investing directly in individual securities, the investment policies listed below are applicable to the Underlying Funds of the Trust (but not to other Underlying Funds unless specifically noted below) in which the Funds invest.

Non-Equity Investments of the Equity and Real Estate Securities Underlying Funds. The equity Underlying Funds (the “Equity Funds”) and the Real Estate Securities Fund can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as the TIAA-CREF Money Market Fund (the “Money Market Fund”) invests in (as described in the Underlying Funds’ prospectuses), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund may hold, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

When market conditions warrant, the Equity Funds and the Real Estate Securities Fund may invest directly in investment-grade debt securities similar to those the TIAA-CREF Bond Fund may invest in. The Equity Funds and the Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds and the Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

These investments and other Underlying Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Underlying Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of an Underlying Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, and/or the Money Market Fund, or (2) restrict the securities markets in which the Underlying Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Underlying Fund’s investment objective and policies. Under normal circumstances, each Underlying Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Underlying Fund’s investment objective and policies and to meet operating expenses.

To the extent that an Underlying Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

Credit Facility. Many of the Underlying Funds and the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds and Underlying Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

If an Underlying Fund or a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-3

Additional Risks Resulting From Market Events and Government Intervention in Financial Markets. Instability in the financial markets during and after the 2008–09 financial downturn has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of the portfolio holdings held by an Underlying Fund, the Trust or TIAA (or their affiliates) is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Underlying Funds invest, or certain portfolio holdings of a Fund the issuers of such securities, thereof, the Trust or TIAA (or their affiliates) in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds and the Underlying Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s or an Underlying Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ and the Underlying Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds and Underlying Funds to greater market and liquidity risk and potential difficulty in valuing portfolio securities. The Funds and the Underlying Funds have established procedures to assess the liquidity of portfolio holdings and to value securities for which market prices may not be readily available. Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of an Underlying Fund’s holdings is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which an Underlying Fund invests. In the event of such a disturbance, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Illiquid Investments. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Underlying Fund. An Underlying Fund may invest up to 15% of its net assets taken at current value in investments that may not be readily marketable. The Money Market Fund may invest up to 5% of its total assets (measured using the amortized cost method of calculation) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations, or delays in, resale may have an adverse effect on the marketability of portfolio securities and it may be difficult for the Underlying Fund to dispose of illiquid securities promptly or to sell such securities for their fair market value.

Restricted Securities. The Underlying Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by an Underlying Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees of the Underlying Funds has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

Preferred Stock. The Underlying Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and Futures. Each of the Underlying Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). The Underlying Funds may use options and futures strategies for hedging techniques and cash management purposes and to increase total return.

Options and futures transactions may increase an Underlying Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Fund’s investment objective.

Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts

B-4	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Underlying Fund may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The Underlying Funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that they had previously sold on that security. Depending on the premium for the call option purchased by an Underlying Fund, the Underlying Fund will realize a profit or loss on the transaction on that security.

 A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The Underlying Funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on that security. Depending on the premium for the put option purchased by an Underlying Fund, the Underlying Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls on groups of securities can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Underlying Fund’s portfolio of securities. To the extent that an Underlying Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of an Underlying Fund.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, each Underlying Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The Global Natural Resources Fund may also purchase and sell futures contracts on natural resources or other commodities. The purpose of hedging techniques using financial futures is to protect the principal value of an Underlying Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate an Underlying Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate an Underlying Fund to make the future delivery of the security or instrument against payment of the agreed price.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-5

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Underlying Fund usually will be liquidated in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to an Underlying Fund to do so. A clearing corporation associated with the exchange on which the futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of each Underlying Fund with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Underlying Funds’ securities portfolios against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, an Underlying Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Underlying Fund upon the purchase or sale of a futures contract. Initially, the Underlying Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Underlying Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Underlying Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Underlying Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate the Underlying Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Underlying Fund, and the Underlying Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of an Underlying Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Underlying Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where an Underlying Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Underlying Fund’s portfolio may decline. If this occurred, the Underlying Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of an Underlying Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if an Underlying Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Underlying Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if an Underlying Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Underlying Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

B-6	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The Underlying Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Underlying Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Underlying Funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Underlying Funds and/or Advisors have claimed an exclusion from the definition of the terms “commodity pool operator” and “commodity pool” under the Commodity Exchange Act and the regulations thereunder and, therefore, are not currently subject to registration or regulation as commodity pool operators or pools.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Underlying Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Underlying Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Underlying Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Underlying Funds’ risk of early repayment of principal, but exposes the Underlying Funds to some additional risk that the transaction will not be consummated.

When an Underlying Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Underlying Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Underlying Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Underlying Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt instruments generally

A debt instrument held by an Underlying Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Underlying Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Underlying Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Underlying Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Underlying Fund. These events will not require the sale of the securities by the Underlying Fund. However, Advisors will consider the event in its determination of whether the Underlying Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Underlying Funds’ investments in accordance with their investment objectives and policies.

The Money Market Fund utilizes short-term credit ratings of the following designated NRSROs to help determine whether a security is eligible for purchase by the Fund under applicable securities laws. The Board of Trustees has designated the following four NRSROs as the designated NRSROs of the Money Market Fund (1) Moody’s Investors Service, Inc. (“Moody’s”), (2) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), (3) Fitch Ratings and (4) Dominion Bond Ratings Services, Ltd.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-7

Certain Investment Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Underlying Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were or currently are part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks, and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors or its securities, an Underlying Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Underlying Fund.

In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC have continued to operate as going concerns while in conservatorship.

Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps—a liquidity backstop and the mortgage-backed securities purchase program—expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA- and FHLM-guaranteed mortgage-backed securities held by the Underlying Funds.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Underlying Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, under normal market conditions, the High-Yield Fund invests at least 80% of its net assets in below-investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Underlying Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Underlying Fund’s net asset value (“NAV”). In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

An Underlying Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Underlying Funds to obtain accurate market quotations for purposes of valuing an Underlying Fund’s assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued by using procedures approved by the Board of Trustees. This

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valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating may, after purchase by an Underlying Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Underlying Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Underlying Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Underlying Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Underlying Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Although most of the Underlying Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

Corporate Debt Securities. An Underlying Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Underlying Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Underlying Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of an Underlying Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that an Underlying Fund otherwise would not have done so. To the extent an Underlying Fund is required to liquidate thinly traded securities, an Underlying Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Underlying Fund to pay distributions, the Underlying Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

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Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Underlying Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

An Underlying Fund (except for the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Underlying Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity Linked Notes and Inflation-Indexed Bonds). Some of the Underlying Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Underlying Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

An Underlying Fund may invest in asset-backed securities, mortgage-backed securities and other securities that represent interests in assets such as pools of mortgage loans, automobile loans or credit card receivables. These securities are typically issued by legal entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government sponsored enterprises such as Fannie Mae or Freddie Mac.

An Underlying Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted

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principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Underlying Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable-rate-mortgage related securities and collateralized mortgage obligations. Some of the Underlying Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist. These securities are typically issued by legal entities established specifically to hold assets and to issue debt obligations backed by these assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees

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are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Underlying Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Underlying Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Underlying Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Underlying Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue soft bullet maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Underlying Funds may enter into mortgage “dollar rolls” in which the Underlying Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed

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the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Underlying Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, a Fund could receive securities with investment characteristics that are different than those originally sold by the Fund, which may adversely affect the sensitivity of the Fund to changes in interest rates.

Securities Lending. Subject to the Underlying Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Underlying Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Underlying Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by an Underlying Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Underlying Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the Underlying Fund may lose money as a result of the investment of such collateral. In addition, an Underlying Fund could suffer loss if the loan terminates and the Underlying Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

By lending its securities, an Underlying Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Underlying Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated back to the borrower by the Fund. Such loans will be terminable by the Underlying Fund at any time and will not be made to affiliates of TIAA. The Underlying Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, or including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Underlying Fund may pay reasonable fees to persons unaffiliated with the Underlying Fund for services, for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. In lending its securities, an Account bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Account. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Account if at the time of a default by a borrower some or all of the loaned securities have not been returned.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles an Underlying Fund can use to manage cash balances effectively. In a repurchase agreement, the Underlying Fund buys an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Underlying Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Underlying Fund’s seller to deposit with the Underlying Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Underlying Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Underlying Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Underlying Fund. In such event, the Underlying Fund might incur disposition costs in liquidating the collateral and might suffer a loss

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if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Each Underlying Fund (other than the Money Market Fund) may, to the extent permitted by the applicable regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments or financial indices. The Global Natural Resources Fund may also engage in swaps based on natural resources or other commodities.

By entering into a swap transaction, an Underlying Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Underlying Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Underlying Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Underlying Fund. However, there can be no assurance that the return an Underlying Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Underlying Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Underlying Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Underlying Fund will succeed when pursuing its contractual remedies. To minimize an Underlying Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Underlying Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Underlying Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Underlying Fund’s custodian. To the extent an Underlying Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Underlying Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

In addition to other swap transactions, certain Underlying Funds (including the Enhanced International Equity Index Fund) may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Underlying Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, the Underlying Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, the Underlying Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Underlying Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Underlying Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin, and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Underlying Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS shares many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on an Underlying Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Underlying Fund’s financial risk. No Underlying Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Underlying Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Underlying Fund.

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Segregated Accounts. In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which an Underlying Fund incurs an obligation to make payments in the future, the Underlying Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

Investment Companies. Subject to certain exceptions and limitations, each Underlying Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Underlying Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (such as the Lifecycle Funds, the Lifecycle Index Funds, the Lifestyle Funds and the Managed Allocation Fund), pursuant to Section 12(d)(1)(G) of the 1940 Act, has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) of the 1940 Act to invest in other affiliated or unaffiliated funds.

Exchange-Traded Funds (“ETFs”). Additionally, a Fund or an Underlying Fund may invest in other investment companies, which may include exchange-traded funds for cash management, investment exposure or defensive purposes, subject to the limitations set forth above. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and a Fund or an Underlying Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund or an Underlying Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund or an Underlying Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When a Fund or an Underlying Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, a Fund or an Underlying Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund or an Underlying Fund, and not a fixed-income investment.

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33⅓% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears

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more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

Currency transactions

The value of an Underlying Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an Underlying Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, an Underlying Fund (other than the Money Market Fund) may engage in foreign currency transactions in connection with their investments in foreign securities. The Underlying Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Underlying Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, an Underlying Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Underlying Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Underlying Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Underlying Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Underlying Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Underlying Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Underlying Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Underlying Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that an Underlying Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of an Underlying Fund’s assets that may be committed to foreign currency exchange contracts. An Underlying Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Underlying Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisor’s believes will correlate closely to the currency’s price movements. The Underlying Funds generally will not enter into forward contracts with terms longer than one year.

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Natural resources investments

Certain Funds may invest in the Global Natural Resources Fund. The Global Natural Resources Fund primarily invests in securities of issuers engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as in securities of companies that are suppliers to firms producing natural resources, in instruments with economic characteristics similar to natural resources securities or in direct holdings of natural resources. The Global Natural Resources Fund generally defines “natural resources” as energy, metals, agriculture and other commodities, as well as related products and services. During periods of financial or economic instability, the securities of natural resources companies may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the price of particular natural resources may result in volatile earnings of natural resources issuers, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resources issuers may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas. Please see the section above entitled “Foreign Investments” for more information on investing in both emerging and developed foreign markets.

The value of direct investments in natural resources or commodities by the Global Natural Resources Fund may involve different risks than investing in companies that deal in the same natural resources or commodities. Items such as precious metals may be particularly sensitive to monetary, economic and political policies, such as currency devaluations, inflation, trade imbalances, defaults and trade or currency restrictions. However, such direct holdings may be less subject to other factors, such as regional instability or issuer risk, since such direct holdings usually are no longer tied to a specific area of the world or company. Direct investment in natural resources can also present concerns and expenses related to the delivery, storage, protection and maintenance of such resources, such investments may potentially be more illiquid than investments in securities and there may be more difficulty determining their market value.

Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) states that a corporation will not qualify as a regulated investment company unless, among other things, 90% of its gross income is derived from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). For purposes of this test, income received from direct investments in natural resources, or derivatives based on commodities, is not “qualifying income” and, therefore, may not exceed 10% of the Global Natural Resources Fund’s gross income for its taxable year. This tax requirement could cause the Global Natural Resources Fund to hold or sell such investments or other securities when it would not otherwise do so.

Real estate securities

As described more fully in the Prospectuses, certain Funds may invest in the Real Estate Securities Fund. The Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean up of environmental problems.

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In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code, or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

Foreign investments

As described more fully in the Prospectuses and the prospectuses for the Underlying Funds, certain of the Underlying Funds (but especially the International Equity Fund, International Equity Index Fund, Emerging Markets Equity Fund, Emerging Markets Equity Index Fund, Global Natural Resources Fund, Enhanced International Equity Index Fund, and International Opportunities Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country- or region-specific risks and other considerations that may adversely affect these investments. These are also discussed in the Underlying Funds’ Statement of Additional Information. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Underlying Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds and Underlying Funds endeavor to achieve most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Losses to the Underlying Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Underlying Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Underlying Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Underlying Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Underlying Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Underlying Funds investing in

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them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Underlying Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Underlying Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Underlying Funds’ shareholders, including the Funds.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund and Emerging Markets Equity Index Fund primarily invest in emerging market securities, but other Underlying Funds may invest in emerging market securities as well.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, Inc. (“MSCI”), which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for an Underlying Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Underlying Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the recent global economic crisis. The Canadian economy has recently shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar may negatively affect Canada’s exporting industries.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro,

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which is in use in many of the member states. In addition to adopting a single currency, EMU member countries generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member countries, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member countries. In addition, in recent years most EU members have suffered severe economic declines as part of the worldwide economic downturn. These declines have led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some nations required external assistance to meet their obligations, and all of these countries run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. In addition, it is possible that the euro could be abandoned in the future by EU countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the EU are uncertain and could be negative. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn which could significantly affect the value of investments tied economically to Europe or the euro.

Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property. In addition, Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008.

Investment in Russia. Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the underdeveloped state of Russia’s banking system and its settlement, clearing and securities registration processes. In addition, there is a heightened risk of political corruption and weak and variable government oversight. Due to these risks, Advisors has determined not to purchase Russian securities directly through

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the Russian market. Instead, an Underlying Fund’s exposure to Russian securities will be obtained through investments in depositary receipts (see section on these below for more detail).

Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The recent global economic crisis weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery, but there can be no assurance that such recovery will be sustained.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is only a small but growing foreign exchange market for many currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of their interests in securities denominated in such currencies.

Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. These countries were highly dependent upon foreign credit and loans from external sources to fund their fiscal deficits. During the 1990s most countries were forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with the Japanese economic recovery, which had set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

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Japan suffered significant loss and damage from the earthquake and tsunami that devastated its northeastern coastal region in March 2011. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and is expected to result in an appreciable decline in Japan’s economic output in the near future. As a result of the earthquake, the Fukushima Daiichi nuclear power plant in northern Japan experienced substantial damage, causing the ongoing release of radioactive materials. Efforts are being undertaken to mitigate the effects of the release of radioactive materials but the extent of the ultimate damage is unclear.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The recent global economic crisis spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of their interests in securities denominated in such currencies.

A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

Depositary Receipts. The Underlying Equity Funds and the Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Equity Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that an Underlying Equity Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Underlying Equity Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Other Investment Techniques and Opportunities. Each Underlying Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Underlying Fund’s portfolio.

Industry Concentration. Currently, none of the Funds or the Underlying Funds, other than the Real Estate Securities Fund and Global Natural Resources Fund, will concentrate more than 25% of its total assets in any one industry. While the Funds will not concentrate their investments in a particular industry, the Funds may indirectly concentrate in a particular industry or group of industries through their investments in one or more Underlying Funds. Currently, no Underlying Fund, other than the Real Estate Securities Fund and Global Natural Resources Fund, concentrates 25% or more of its total assets in any one industry.

Portfolio Turnover. Generally, the transactions in which an Underlying Fund engages are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Underlying Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover for an Underlying Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Underlying Fund and ultimately by the Underlying Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or account operations make a sale advisable. As a result, each Fund will purchase

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and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer (the Underlying Funds), and the Funds will not incur any brokerage commissions on most of their portfolio trades.

For the fiscal year ended May 31, 2013, the portfolio turnover rates of some of the Funds significantly changed from portfolio turnover rates in 2012 as a result of a variety of factors:

The Lifecycle 2025 Fund’s portfolio turnover rate increased to 11% for 2013 as compared to 7% for 2012. The increase in portfolio turnover was primarily a result of increased transaction activity amongst the Underlying Funds as well as the addition of strategic enhancements, such as the addition of the TIAA-CREF International Opportunities Fund to the Underlying Fund mix.

The Lifecycle 2030 Fund’s portfolio turnover rate increased to 12% for 2013 as compared to 5% for 2012. The increase in portfolio turnover was primarily a result of increased transaction activity amongst the Underlying Funds as well as the addition of strategic enhancements, such as the addition of the TIAA-CREF International Opportunities Fund to the Underlying Fund mix.

The Lifecycle 2035 Fund’s portfolio turnover rate increased to 12% for 2013 as compared to 4% for 2012. The increase in portfolio turnover was primarily a result of increased transaction activity amongst the Underlying Funds as well as the addition of strategic enhancements, such as the addition of the TIAA-CREF International Opportunities Fund to the Underlying Fund mix.

The Lifecycle 2040 Fund’s portfolio turnover rate increased to 13% for 2013 as compared to 5% for 2012. The increase in portfolio turnover was primarily a result of increased transaction activity amongst the Underlying Funds as well as the addition of strategic enhancements, such as the addition of the TIAA-CREF International Opportunities Fund to the Underlying Fund mix.

The Lifecycle Index 2015 Fund’s portfolio turnover rate decreased to 10% for 2013 as compared to 21% for 2012. The decrease in portfolio turnover was primarily a result of a reduction of transactions to keep the portfolio properly balanced versus target allocations.

The Lifecycle Index 2030 Fund’s portfolio turnover rate decreased to 4% for 2013 as compared to 10% for 2012. The decrease in portfolio turnover was primarily a result of a reduction of transactions to keep the portfolio properly balanced versus target allocations.

The Lifecycle Index 2035 Fund’s portfolio turnover rate decreased to 7% for 2013 as compared to 19% for 2012. The decrease in portfolio turnover was primarily a result of a reduction of large in-flows as a percentage of assets. These large in-flows need to be deployed, intra-day, in ETFs to hedge market movements.

The Lifecycle Index 2040 Fund’s portfolio turnover rate decreased to 6% for 2013 as compared to 17% for 2012. The decrease in portfolio turnover was primarily a result of a reduction of large in-flows as a percentage of assets. These large in-flows need to be deployed, intra-day, in ETFs to hedge market movements.

None of the other Funds described in this SAI experienced a significant change in its portfolio turnover rate during the fiscal year ended May 31, 2013 relative to the same period in 2012. The Lifestyle Funds have less than two fiscal years of operations and therefore have not experienced a change. The Lifecycle 2060 and Lifecycle Index 2060 Funds are not reporting any changes because they are newly operational.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of a Fund’s market value. As a general rule, except as described below, the Trust and Advisors will not disclose each Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Fund may disclose its portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Fund, each Fund posts on its website (www.tiaa-cref.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose each Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative detractors to fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.
•	Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Trust’s or Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Managing Director and General Counsel or above.

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•	Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.
•	Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:
•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above; and
•	approved by an individual holding the title of Managing Director and General Counsel or above; and
•	reported to the Trust’s and Advisors’ Chief Compliance Officer; and

•	subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.
•	as may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Funds invest.

On an annual basis, the respective Boards of Trustees of the Trust and of Advisors receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute (the “ICI”); R.R. Donnelley; Bloomberg L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); and CoreOne Technologies. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities listed above. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q) and five business days after the end of each month for the Money Market Fund (through Form N-MFP). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or Teachers Personal Investor Services, Inc. (“TPIS”), a broker-dealer affiliated with Advisors, to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

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Portfolio Data may be based on a Fund’s most recent quarter end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or Services will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA-CREF for information about obtaining Portfolio Data. Advisors and/or Services may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors and/or Services believes the release of such Portfolio Data may be harmful to the Fund.

Management of the Trust

The Board of Trustees

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board leadership structure and related matters

The Board is composed of ten trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent trustees). One of the independent trustees, Howell E. Jackson, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes six standing committees, each composed solely of independent trustees and chaired by an independent trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.

The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 62 funds within the Trust (including the TIAA-CREF Lifecycle Funds, TIAA-CREF Lifecycle Index Funds, TIAA-CREF Lifestyle Funds and the Managed Allocation Fund), the 11 series of TCLF, the 8 Accounts within CREF and the single portfolio within VA-1. The same persons who constitute the Board also constitute, and Prof. Jackson also serves as the Chairman of, the respective boards of trustees of CREF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the trustees is qualified to serve as a trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each trustee relevant to the Board’s belief that the trustee should serve in this capacity is provided in the table below. The table includes, for each trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them in the last five years.

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Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Officers of the Trust and of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

B-26	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

DISINTERESTED TRUSTEES

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustees
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	82	Director of GMO; Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation and the Elmina B. Sewall Foundation; Director, Maine Chapter of The Nature Conservancy; Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of Appalachian Mountain Club.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas	82

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Trustee

Lazard Alternative Strategies 1099 Fund.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	82	Director, Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee and Chairman of the Board	Indefinite term. Chairman for term ending December 31, 2015. Trustee since 2005. Chairman since January 1, 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	82	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant)(since 2012). President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997–2006) Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.	82	None

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-27

DISINTERESTED TRUSTEES (continued)

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustees
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	Indefinite term. Trustee since December 2011.	Partner (2004–2010), and Managing Director (1999–2004), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on nonprofit boards.	82	Director, Sansum Clinic; Investment committee member, College of Mount Saint Vincent; Cottage Health System; Member, United States Olympics Paralympics Advisory Committee; University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010) of First Eagle Investment Management, LLC. Principal, BAM Consulting, LLC (2003–2009). Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	82	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Close Brothers Group plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance; and. Prep for Prep. Former Director, Prudential plc; J. Sainsbury plc; British-American Business Council; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development	82	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers. Former Director, The Jeffrey Company and the Jeflion Company (unregistered investment companies).
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer (since 1991) and Chief Investment Officer (1991-2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003-2013) , NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	82	Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors. Former Director, M&F Bancorp, Inc.; and NCM Capital Investment Trust.
			Mr. Sloan has particular experience in investment management, finance and organizational development.

B-28	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

DISINTERESTED TRUSTEES (continued)

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustees
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). The Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	82	Member of the Board of Governors of the Investment Company Institute, the Governing Council of the Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/ Trustee, USAA Mutual Funds.

OFFICERS

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1 (“VA-1”), TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011), and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Separate Accounts VA-1, VLI-1 and VLI-2 (since 2013). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (since 2013).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/13/62	Executive Vice President	One-year term. Executive Vice President since 2013.	Chief Executive Officer (since 2014), Director (since 2011), Executive Vice President (2013-2014), Chief Operating Officer (“COO”) (2013-2014), Interim Head (2012-2013), and Manager (since 2011)of TIAA-CREF Asset Management (“TCAM”) and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Interim Head of Asset Management, TIAA (2012–2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Senior Managing Director and COO of Advisors and Investment Management (since 2012). Director of Advisors (since 2008). Manager, President, and COO of TCAA and TCAS (since 2011). Manager of TIAA-CREF Individual and Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd., and TH RE Group Holdings Ltd. (since 2013).

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-29

OFFICERS (continued)

Name, address and date of birth (“DOB”)	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TCAM (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“T-C Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Senior Vice President and Funds Treasurer of TCAS (since 2011).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA and Executive Vice President of the TIAA -CREF Fund Complex (since 2009). Executive Vice President, Head of Risk Management of TIAA (2009-2013), Executive Vice President, Risk Management (since 2009), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011). Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA.
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/20/61	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2013.	Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Manager (since 2013), President and CEO (2013-2014) of TCAM and Executive Vice President of CREF and VA-1 (since 2013). Director, President and Chief Executive Officer of Advisors (since 2013). Manager, President and Chief Executive Officer of Investment Management (since 2013). Director of TH RE Ltd. (since 2013). Director (since 2013), President & CEO (2013-2014) of TPIS. Director of TIAA International Holdings 1 Ltd., TIAA International Holdings 2 Ltd., and TIAA International Holdings 3 Ltd. (since 2013). Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds (June-September 2013). Representative, Securities Research Inc. (February- May 2013). President and Chief Operating Officer, U.S., ING Americas (2011–2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Director, Covariance (since 2012). Director, TC Life (since 2012). Manager, Kaspick & Company, LLP (“Kaspick”) (since 2012). Manager, TIAA-CREF Redwood, LLC (since 2013). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director (since 2013) and Corporate Secretary since 2012.	Senior Managing Director (since 2013), Corporate Secretary (since 2012) and Senior Vice President (2012-2013) of TIAA and the TIAA-CREF Fund Complex. Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and CEO (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of T-C Life (2009–2010).
Constance K. Weaver	Executive Vice	One-year term.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice

B-30	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	President	Executive Vice President since 2010.	President of the TIAA -CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

Equity ownership of the Trustees

The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2012. At that time, the Funds’ family of investment companies included the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

DISINTERESTED TRUSTEES

Name of trustee	Dollar range of equity securities in the Funds	Aggregate dollar range of equity securities in all Registered Investment Companies overseen by Trustee in family of investment companies
Forrest Berkley	$0	Over $100,000
Nancy A. Eckl	$0	Over $100,000
Michael A. Forrester	Over $100,000 (Lifecycle 2035)	Over $100,000
Howell E. Jackson	Over $100,000 (Lifecycle Index 2030,) Over $100,000 (Lifecycle 2030)	Over $100,000
Nancy L. Jacob	Over $100,000 (Lifecycle 2010)	Over $100,000
Thomas J. Kenny	$0	Over $100,000
Bridget Macaskill	$0	Over $100,000
James M. Poterba	$0	Over $100,000
Maceo K. Sloan	$10,001–$50,000 (Lifecycle 2015)	Over $100,000
Laura T. Starks	$10,001–$50,000 (Lifecycle 2015,) $10,001–$50,000 (Lifecycle 2020,) $10,001–$50,000 (Lifecycle Index 2040)	Over $100,000

*	As of December 31, 2012, no Trustee could own any shares of the Lifecycle 2060 Fund or the Lifecycle Index 2060 Fund because the Funds were not yet operational.

Trustee and officer compensation

The following tables show the compensation from the Trust and the TIAA-CREF Fund Complex (other than the Lifecycle 2060 Fund and Lifecycle Index 2060 Fund, which were not yet operational) received by each trustee for the fiscal year ended May 31, 2013. The Trust’s officers received no compensation from the Trust during the fiscal year ended May 31, 2013. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, VA-1, TCLF and the Funds and all of the other then-existing series of the Trust, each a registered investment company.

DISINTERESTED TRUSTEES

FISCAL YEAR ENDED 5/31/13

Name of Trustee	Aggregate compensation from Trust*	Pension or retirement benefits accrued as part of Trust expenses†	Total compensation paid from TIAA-CREF Fund Complex*
Forrest Berkley‡	$59,057.08	$15,273.38	$290,000.00
Nancy A. Eckl	$60,075.30	$15,273.38	$295,000.00
Michael A. Forrester	$59,057.08	$15,273.38	$290,000.00
Howell E. Jackson	$67,702.19	$15,273.38	$330,000.00
Nancy L. Jacob‡	$63,129.98	$15,273.38	$310,000.00
Thomas J. Kenny‡	$54,984.17	$15,273.38	$270,000.00
Bridget Macaskill	$61,780.97	$15,273.38	$302,500.00
James M. Poterba‡	$63,129.98	$15,273.38	$310,000.00
Maceo K. Sloan‡	$66,158.79	$15,273.38	$327,500.00
Laura T. Starks‡	$59,057.08	$15,273.38	$290,000.00
Total:	$614,132.62	$152,733.80	$3,015,000.00

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and option deferral compensation plan described below.
†	Amounts deferred under the long-term compensation plan described below. Messrs. Berkley, Kenny and Sloan, Prof. Poterba and Drs. Jacob and Starks elected to defer a portion of this compensation in accordance with the provisions of such plan.
‡	For the fiscal year ended May 31, 2013, Mr. Berkley elected to defer $215,000, Mr. Kenny elected to defer $195,000, Mr. Sloan elected to defer $217,500, Prof. Poterba elected to defer $201,750, Dr. Jacob elected to defer $23,500 and Dr. Starks elected to defer $215,000 of total compensation from the TIAA-CREF Fund Complex. Deferral payments are accrued on a quarterly basis only and are not pro-rated monthly (figures as of March 31, 2013).

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-31

The Board has approved trustee compensation at the following rates, effective since January 1, 2012: an annual retainer of $150,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $20,000 ($25,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $75,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee do not receive fees for service on that committee. The trustees may also receive special or ad hoc Board or committee fees, or related chair fees, as determined by the Board. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, trustees shall cease to be a member of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such person is 72 years of age. Such requirement may be waived with respect to one or more trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)	An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended May 31, 2014, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Forrester, Prof. Jackson, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated as an “audit committee financial expert” as defined by the rules of the SEC.
(2)	An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended May 31, 2014, the Investment Committee held five meetings. The current members of the Investment Committee are Mr. Kenny, (chair), Mr. Berkley Ms. Eckl, Mr. Forrester, Prof. Jackson, Dr. Jacob, Ms. Macaskill, Prof. Poterba, Mr. Sloan and Dr. Starks.
(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust. During the fiscal year ended May 31, 2014, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.
(4)	An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended May 31, 2014, the Executive Committee held no meetings. The current members of the Executive Committee are Prof. Jackson (chair), Ms. Eckl, Ms. Macaskill and Mr. Sloan.
(5)	A Nominating and Governance Committee, consisting solely of independent trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as trustees, reviewing the qualification and independence of trustees, conducting evaluations of the trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended May 31, 2014, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Dr. Starks (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill and Mr. Sloan.
(6)	An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended May 31, 2014, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Macaskill

B-32	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

(chair) Mr. Berkley, Dr. Jacob, Mr. Kenny and Dr. Starks.
(7)	A Special Emergency Valuation Committee (the “Special Valuation Committee”) of Trustees, which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Advisors due to extraordinary circumstances. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member who is the longest serving Trustee on the Board. During the fiscal year ending December 31, 2013, the Special Valuation Committee held no meetings.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

Proxy voting policies

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors votes proxies solicited by an Underlying Fund in the same proportion as the vote of the Underlying Fund’s shareholders other than the Funds (sometimes called “mirror” or “echo” voting).

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third-party proxy advisory firms and other consultants, various corporate governance focused organizations, consultants, related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the twelve-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

Principal holders of securities

As of [_________], 2014, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

[Updated 5% ownership table to be inserted with definitive filing]

The current trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of [__________], 2014.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-33

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment advisory and other services

Investment advisory services

Investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of TIAA-CREF Asset Management, Inc. (“TCAM”). TCAM in turn holds all of the shares of Advisors, Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter for the Trust and TIAA-CREF Investment Management, LLC (“Investment Management”). TIAA also holds all of the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”). Investment Management provides investment advisory services, to and Services acts as the principal underwriter for, CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

Advisors manages each Fund according to an Investment Management Agreement. Under the Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses. However, Advisors has contractually agreed to waive its 0.10% investment management fee on each Lifecycle Fund through September 30, 2014, except for the Lifecycle 2060 Fund the waiver is extended through September 30, 2015. Advisors has contractually agreed to waive a portion of certain Lifecycle Index Fund’s management fees equal to, on an annual basis, the following percentages of the average daily net assets of each Lifecycle Index Fund: 0.06% for the Lifecycle Index Retirement Income Fund; 0.05% for the Lifecycle Index 2010 Fund; 0.04% for the Lifecycle Index 2015 and 2020 Funds; 0.03% for the Lifecycle Index 2025 Fund; 0.02% for the Lifecycle Index 2030 Fund, Lifecycle Index 2035 Fund, Lifecycle Index 2040 Fund, Lifecycle Index 2045 Fund, Lifecycle Index 2050 Fund, Lifecycle Index 2055 Fund and Lifecycle Index 2060 Fund. These waivers will remain in effect through September 30, 2014 except for the Lifecycle Index 2060 Fund, which will remain in effect through September 30, 2015, unless changed with approval of the Board of Trustees.

The Funds also pay Advisors for certain administrative and compliance services that Advisors provides to the Funds on an at-cost basis. Advisors provides these administrative and compliance services pursuant to a separate Administrative Services Agreement dated January 2, 2012, which was approved by the Board in December 2011. Prior to January 2, 2012, such services were provided pursuant to the Investment Management Agreement.

Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Lifecycle 2060 Fund and the Lifecycle Index 2060 Fund that exceed certain amounts, as stated in the Prospectuses, through September 30, 2015. Advisors has also contractually agreed to reimburse the Lifecycle Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.25% of average daily net assets for Retail Class shares; (ii) 0.25% of average daily net assets for Retirement Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.00% of average daily net assets for Institutional Class shares of the Lifecycle Funds. Advisors has contractually agreed to reimburse the Lifecycle Index Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees, and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; and (iii) 0.10% of average daily net assets for Institutional Class shares of the Lifecycle Index Funds. Advisors has contractually agreed to reimburse the Lifestyle Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.49% of the average daily net assets for the Retail Class shares, (ii) 0.35% of the average daily net assets for the Retirement Class shares, (iii) 0.25% of the average daily net assets for the Premier Class shares and (iv) 0.10% of the average daily net assets for the Institutional Class shares. Advisors has contractually agreed to reimburse the Managed Allocation Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees, and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares and 0.25% of average daily net assets for Retail and Retirement Class shares of the Managed Allocation Fund. All of the expense reimbursement arrangements referenced above will continue through at least September 30, 2014, unless changed with approval of the Board of Trustees.

Each of the Underlying Funds has also entered into an investment management agreement with Advisors. Each Fund indirectly bears a pro rata share of the investment management fees and other expenses incurred by the Underlying Funds in which the Fund invests.

B-34	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

For the fiscal periods ended May 31, 2013, May 31, 2012 and May 31, 2011 (eight months), the table below reflects the total dollar amount of investment management fees paid by each Fund (except for the Lifecycle 2060 Fund and Lifecycle Index 2060 Fund, which were not yet operational).

	Gross			Waived			Net
Fund	Fiscal period ended May 31, 2013	Fiscal period ended May 31, 2012	Eight-month period ended May 31, 2011	Fiscal period ended May 31, 2013	Fiscal period ended May 31, 2012	Eight-month period ended May 31, 2011	Fiscal period ended May 31, 2013	Fiscal period ended May 31, 2012	Eight-month period ended May 31, 2011
Lifecycle Retirement Income Fund	$179,789	$124.953	$57,788	$179,789	$124,953	$57,788	$—	$—	$—
Lifecycle 2010 Fund	841,020	688,228	398,378	841,020	688,228	398,378	—	—	—
Lifecycle 2015 Fund	1,219,764	938,838	517,191	1,219,764	938,838	517,191	—	—	—
Lifecycle 2020 Fund	1,562,438	1,148,632	610,845	1,562,438	1,148,632	610,845	—	—	—
Lifecycle 2025 Fund	1,506,345	1,084,784	578,966	1,506,345	1,084,784	578,966	—	—	—
Lifecycle 2030 Fund	1,434,781	1,038,197	559,265	1,434,781	1,038,197	559,265	—	—	—
Lifecycle 2035 Fund	1,441,810	1,033,170	558,884	1,441,810	1,033,170	558,884	—	—	—
Lifecycle 2040 Fund	1,973,086	1,473,687	820,660	1,973,086	1,473,687	820,660	—	—	—
Lifecycle 2045 Fund	441,372	234,227	92,953	441,372	234,227	92,953	—	—	—
Lifecycle 2050 Fund	239,589	124,744	47,443	239,589	124,744	47,443	—	—	—
Lifecycle 2055 Fund*	22,366	10,727	857	22,366	10,727	857	—	—	—
Lifecycle Index Retirement Income Fund	20,164	12,355	5,725	9,946	4,942	2,016	10,218	7,413	3,709
Lifecycle Index 2010 Fund	101,448	73,300	33,477	39,472	21,990	10,043	61,976	51,310	23,434
Lifecycle Index 2015 Fund	170,750	111,346	48,820	49,868	22,269	12,002	120,882	89,077	36,818
Lifecycle Index 2020 Fund	223,043	134,528	60,076	59,833	13,453	11,448	163,210	121,075	48,628
Lifecycle Index 2025 Fund	212,593	124,161	54,786	41,455	12,416	10,421	171,138	111,745	44,365
Lifecycle Index 2030 Fund	223,680	135,339	62,063	21,051	—	8,409	202,629	135,339	53,654
Lifecycle Index 2035 Fund	212,857	126,213	56,669	20,134	—	7,671	192,723	126,213	48,998
Lifecycle Index 2040 Fund	266,661	168,516	76,039	24,689	—	10,453	241,972	168,516	65,586
Lifecycle Index 2045 Fund	95,285	44,306	18,281	9,349	—	2,459	85,936	44,306	15,822
Lifecycle Index 2050 Fund	61,196	29,111	12,233	6,021	—	1,632	55,175	29,111	10,601
Lifecycle Index 2055 Fund*	13,197	9,644	859	1,192	—	—	12,005	9,644	859
Managed Allocation Fund	—	—	—	—	—	—	—	—	—
Lifestyle Income Fund†	16,471	4,992	—	—	—	—	16,471	4,992	—
Lifestyle Conservative Fund†	21,041	5,305	—	—	—	—	21,041	5,305	—
Lifestyle Moderate Fund†	21,180	5,394	—	—	—	—	21,180	5,394	—
Lifestyle Growth Fund†	16,648	5,364	—	—	—	—	16,648	5,364	—
Lifestyle Aggressive Growth Fund†	16,268	5,299	—	—	—	—	16,268	5,299	—

*	The Lifecycle 2055 Fund and Lifecycle Index 2055 Fund commenced operations on April 29, 2011.
†	The Lifestyle Funds commenced operations on December 9, 2011.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-35

Additionally, for years prior to 2012, under the Investment Management Agreement, the Funds paid to Advisors the allocated cost of certain compliance and administrative services provided by Advisors. Under a new Amended and Restated Administrative Services Agreement dated as of January 2, 2012, the Funds pay for certain compliance and administrative services provided by Advisors. The table below reflects the amounts paid to Advisors by the Funds for these compliance and administrative services for the fiscal years ended May 31, 2011 (eight months), May 31, 2012 and May 31, 2013 (except for the Lifecycle 2060 Fund and Lifecycle Index 2060 Fund, which were not yet operational).

	Fund administration fees			Compliance fees
Fund Name	5/31/2011	5/31/2012	5/31/2013	5/31/2011	5/31/2012	5/31/2013
Lifecycle Retirement Income Fund	$4,270	$8,058	$9,518	$1,334	$3,648	$4,659
Lifecycle 2010 Fund	30,795	43,299	44,980	9,663	19,896	21,774
Lifecycle 2015 Fund	39,741	59,323	64,837	12,366	27,242	31,573
Lifecycle 2020 Fund	46,651	72,828	83,233	14,531	33,425	40,407
Lifecycle 2025 Fund	44,243	68,647	80,019	13,773	31,519	38,926
Lifecycle 2030 Fund	42,739	65,759	76,133	13,317	30,189	37,044
Lifecycle 2035 Fund	42,624	65,465	76,406	13,283	30,039	37,213
Lifecycle 2040 Fund	62,806	93,323	104,755	19,669	42,818	50,908
Lifecycle 2045 Fund	6,850	14,942	23,334	2,144	6,870	11,302
Lifecycle 2050 Fund	3,482	7,962	12,674	1,049	3,685	6,138
Lifecycle 2055 Fund*	47	599	1,122	15	275	547
Lifecycle Index Retirement Income Fund	450	750	1,031	112	359	487
Lifecycle Index 2010 Fund	2,664	4,596	5,365	799	2,145	2,548
Lifecycle Index 2015 Fund	3,842	7,037	9,005	1,173	3,279	4,380
Lifecycle Index 2020 Fund	4,668	8,536	11,769	1,422	3,960	5,655
Lifecycle Index 2025 Fund	4,246	7,874	11,177	1,301	3,664	5,438
Lifecycle Index 2030 Fund	4,826	8,594	11,760	1,464	3,998	5,699
Lifecycle Index 2035 Fund	4,420	8,019	11,182	1,345	3,730	5,416
Lifecycle Index 2040 Fund	5,944	10,694	14,015	1,873	4,927	6,782
Lifecycle Index 2045 Fund	1,396	2,790	4,981	426	1,295	2,436
Lifecycle Index 2050 Fund	932	1,832	3,212	278	844	1,511
Lifecycle Index 2055 Fund*	47	581	696	15	278	299
Managed Allocation Fund	29,729	35,265	31,997	9,231	16,189	15,543
Lifestyle Income Fund†	—	298	842	—	158	389
Lifestyle Conservative Fund†	—	298	1,108	—	165	527
Lifestyle Moderate Fund†	—	298	1,114	—	166	528
Lifestyle Growth Fund†	—	297	903	—	168	423
Lifestyle Aggressive Growth Fund†	—	298	885	—	167	416

*	The Lifecycle 2055 Fund and Lifecycle Index 2055 Fund commenced operations on April 29, 2011.
†	The Lifestyle Funds commenced operations on December 9, 2011.

Retirement class service agreement

The Trust, on behalf of each Fund that offers Retirement Class Shares (as described in each Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).

For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class Shares of the Fund.

The annual rate is 0.25% of net assets attributable to Retirement Class shares of the Fund under the Retirement Class Service Agreement. The service fees are accrued daily at their proportional annual rate. The fees paid under the Service Agreement for the respective fiscal periods ended May 31, 2013, May 31, 2012 and May 31, 2011 (eight months) (except for the Lifecycle 2060 Fund and Lifecycle Index 2060 Fund, which were not yet operational), by the Funds are set forth in the table below:

B-36	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

Fund	Fiscal period ended May 31, 2013	Fiscal period ended May 31, 2012	Eight month period ended May 31, 2011
Lifecycle Retirement Income Fund	$211,181	$153,858	$79,845
Lifecycle 2010 Fund	1,111,191	1,100,224	813,719
Lifecycle 2015 Fund	1,542,460	1,451,225	1,042,091
Lifecycle 2020 Fund	1,931,682	1,767,098	1,227,084
Lifecycle 2025 Fund	1,813,268	1,661,948	1,157,004
Lifecycle 2030 Fund	1,638,811	1,540,132	1,109,975
Lifecycle 2035 Fund	1,623,012	1,526,459	1,104,263
Lifecycle 2040 Fund	2,306,258	2,258,426	1,653,556
Lifecycle 2045 Fund	495,131	339,661	180,885
Lifecycle 2050 Fund	278,307	183,892	92,087
Lifecycle 2055 Fund*	36,403	20,907	1,714
Lifecycle Index Retirement Income Fund	1,884	1,327	499
Lifecycle Index 2010 Fund	18,278	5,419	759
Lifecycle Index 2015 Fund	33,742	14,191	1,623
Lifecycle Index 2020 Fund	37,146	12,510	1,900
Lifecycle Index 2025 Fund	28,337	8,343	1,114
Lifecycle Index 2030 Fund	30,498	12,159	1,994
Lifecycle Index 2035 Fund	26,790	9,470	1,625
Lifecycle Index 2040 Fund	31,212	11,565	1,660
Lifecycle Index 2045 Fund	14,187	4,091	744
Lifecycle Index 2050 Fund	8,153	2,330	562
Lifecycle Index 2055 Fund*	2,888	2,353	215
Managed Allocation Fund	70,327	73,572	49,009
Lifestyle Income Fund**	13,284	4,884	—
Lifestyle Conservative Fund**	15,014	4,957	—
Lifestyle Moderate Fund**	17,410	5,020	—
Lifestyle Growth Fund**	15,363	5,073	—
Lifestyle Aggressive Growth Fund**	17,068	5,117	—

*	The Lifecycle 2055 Fund and Lifecycle Index 2055 Fund commenced operations on April 29, 2011.
**	The Lifestyle Funds commenced operations on December 9, 2011.

The Retirement Class Service Agreement will continue in effect until terminated. The Agreement provides that it may be terminated without penalty by the Board of Trustees or by Advisors, in each case on sixty (60) days’ written notice to the other party. The Agreement may also be amended as to any Fund by the parties only if such amendment is specifically approved by the Board of Trustees.

Underwriter and other service providers

Underwriter

Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

Custodian, transfer agent and fund accounting agent

State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111, acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Funds.

Independent registered public accounting firm

PricewaterhouseCoopers, LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as the independent registered public accounting firm of the Trust and audited the Lifecycle Funds’, Lifecycle Index Funds’, Managed Allocation Fund’s, Lifestyle Funds’ and the Underlying Funds’ annual financial statements.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-37

Personal trading policy

The Trust and TPIS have adopted Codes of Ethics under Rule 17j-l of the 1940 Act and Advisors has adopted a Code of Ethics Rule 204A-1 of the Advisers Act. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all transaction confirmations and other brokerage account reports to a special compliance unit for review.

Information about the Funds’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar rankings (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ prospectuses for more information regarding their benchmark indices. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, with equal weighting over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. Please see the Funds’ prospectuses for more information regarding their benchmark indices.

B-38	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings. For managers with less than a 5-year track record, a 40% weighting is assigned to the 1-year ranking and a 60% weighting to the 3-year ranking.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The following chart includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage as of May 31, 2013.

	Number of other accounts managed			Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies		Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Funds
John M. Cunniff, CFA	5	*	0	$15,771	$0	LC Fund 2030: $100,001–500,000 Managed Allocation: $10,001–50,000 Lifestyle Growth: $10,001–50,000
Hans L. Erickson, CFA	6	*	0	$130,718	$0	LC Fund 2030: Over $1,000,000 Managed Allocation: Over $1,000,000 Lifestyle Aggressive Growth Fund: $50,001–100,000, Lifestyle Conservative Fund: $500,001–1,000,000 Lifestyle Growth Fund: $100,001–500,000 Lifestyle Income Fund: $100,001–500,000 Lifestyle Moderate Fund: $100,001–500,000

*	Not including the thirty Lifestyle, Lifecycle, Lifecycle Index Funds and the Managed Allocation Fund.

Potential conflicts of interest of Advisors and portfolio managers

Portfolio managers of the Funds and the Underlying Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made for the Funds or the Underlying Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while an Underlying Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund or Underlying Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where accounts have similar investment mandates as an Underlying Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by an Underlying Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the Underlying Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as an Underlying Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of an Underlying Fund. In addition, an Underlying Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all. Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Underlying Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-39

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Underlying Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Underlying Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Underlying Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Underlying Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the Funds and the Underlying Funds, as well as certain other clients, is based on a percentage of assets under management whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

About the Trust and the shares

The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class structure

Each of the Funds, other than the Managed Allocation Fund, offers three classes of shares (Retirement Class, Premier Class and Institutional Class). The Managed Allocation Fund offers Retirement Class and Institutional Class shares. ,The Lifecycle Retirement Income Fund, Managed Allocation Fund and the Lifestyle Funds also offer Retail Class shares. The distribution and service fee arrangements of each share class are described below.

Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements apply to certain Retail Class investors, as well as a small account maintenance fee. Each Fund has adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act for its Retail Class through which it can compensate TPIS, and TPIS, in turn, may pay other entities for distributing, promoting and/or servicing Retail Class shares of the Funds in an annual amount up to 0.25% of average daily net Retail Class assets.

Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b)(7) or 457 of the Code. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code. Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the

B-40	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

intermediaries to purchase this class of shares. For the Retirement Class of the Funds, the Trust has adopted a distribution (12b-1) plan under which each Fund may compensate TPIS for its activities associated with distributing, promoting and/or servicing its Retirement Class shares in an annual amount up to 0.05% of average daily net Retirement Class assets. The Retirement Class of the Managed Allocation Fund is subject to a service fee of 0.25% paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b)(7) or 457 of the Code. Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares of each Fund are subject to a distribution (12b-1) plan pursuant to which the Fund may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net Premier Class assets.

Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors.

The Funds invest in the Institutional Class shares of the other Funds of the Trust and potentially other investment pools or investment products. Institutional Class shares of the other Funds of the Trust are offered without distribution plan or shareholder service expenses or fees.

Distribution (Rule 12b-1) plans

The Trust’s Board of Trustees has adopted three different forms of Distribution pursuant to Rule 12b-1 under the 1940 Act. The first form of distribution plan concerns the Retirement Class shares of each of the Lifecycle Funds and the Lifecycle Index Funds (the “Retirement Class Plan”); the second form of distribution plan concerns Retail Class shares of the Lifecycle Retirement Income Fund, the Managed Allocation Fund and the Lifestyle Funds (the “Retail Class Compensation Plan”) and the third form of distribution plan concerns the Premier Class shares of the Lifecycle Funds, Lifecycle Index Funds and the Lifestyle Funds (the “Premier Class Plan”) (collectively the “Plans”).

Under each Plan, the applicable Fund pays TPIS a set annual rate to compensate TPIS for promoting, distributing and/or servicing shares. The expenses for which a Fund may compensate TPIS under the Plans include, but are not limited to, compensation of dealers and others for expenses of their various activities primarily intended to promote the sale of the applicable class of shares, as well as for shareholder servicing expenses.

Prior to January 1, 2013, the Lifecycle Funds were subject to a separate Retirement Class Distribution Plan (the “Lifecycle Retirement Class Reimbursement Plan”) and the Lifecycle Retirement Income Fund and Managed Allocation Fund were subject to a separate Retail Class Distribution Plan (the “Retail Class Reimbursement Plan”) wherein such Funds reimbursed TPIS for all or part of certain expenses that TPIS incurred in connection with the promotion, distribution and/or shareholder servicing of the relevant shares.

Reimbursements by a Lifecycle Fund under the Lifecycle Retirement Class Reimbursement Plan were calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate approved by the Board for any Fund exceeded the annual rate of 0.05% of the average daily net asset value of Retirement Class shares of such Fund. Reimbursements by the Lifecycle Retirement Income Fund under the Retail Class Reimbursement Plan were calculated daily and paid monthly, and reimbursement by the Managed Allocation Fund under the Retail Class Reimbursement Plan were calculated daily and paid quarterly, up to a rate or rates approved from time to time by the Board, provided that no rate exceeded the annual rate of 0.25% of the average daily NAV of Retail Class shares of the Lifecycle Retirement Income Fund or the Managed Allocation Fund. For purposes of determining the reimbursements payable under each Plan, the NAV of the Funds’ outstanding Retirement Class or Retail Class shares was computed in accordance with the Declaration of Trust.

Please note, however, that TPIS contractually agreed not to seek any payment or reimbursement under the Lifecycle Retirement Class Reimbursement Plan and under the Retirement Class Plan through September 30, 2014. Therefore, no 12b-1 fees were paid by the Lifecycle Funds pursuant to the Lifecycle Retirement Class Reimbursement Plan or the Lifecycle Index Funds pursuant to the Retirement Class Plan in 2012. The continuing suspension agreement concerning the Retirement Class Plan may be amended or terminated at any time by TPIS with the approval of the Board of Trustees.

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For the fiscal period ended May 31, 2013, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Lifecycle Retirement Income Fund, the Managed Allocation Fund and the Lifestyle Funds under the Retail Class Plan:

Fund (Retail Class)	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses for the period ended May 31, 2013
Lifecycle Retirement Income Fund	$22,195	$11,551	$3,239	$35,410	$27,443	$99,838
Managed Allocation Fund	322,339	174,858	42,575	486,379	390,705	1,416,856
Lifestyle Income Fund	3,157	—	1,493	11,491	5,720	21,861
Lifestyle Conservative Fund	4,401	—	2,082	16,021	7,975	30,479
Lifestyle Moderate Fund	4,286	—	2,027	15,602	7,766	29,681
Lifestyle Growth Fund	2,897	—	1,370	10,546	5,249	20,062
Lifestyle Aggressive Growth Fund	2,505	—	1,185	9,120	4,539	17,349

For the fiscal period ended May 31, 2013, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each Lifecycle Fund, Lifecycle Index Fund and Lifestyle Funds (except for the Lifecycle 2060 Fund and Lifecycle Index 2060 Fund, which were not yet operational) under the Premier Class Plan:

Fund (Premier Class)	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses for the period ended May 31, 2013
Lifecycle Retirement Income Fund	$380	$—	$12,330	$1,966	$911	$15,587
Lifecycle 2010 Fund	$4,202	$—	$136,283	$21,731	$10,070	$172,286
Lifecycle 2015 Fund	$6,536	$—	$211,995	$33,804	$15,664	$267,999
Lifecycle 2020 Fund	$8,513	$—	$276,121	$44,029	$20,403	$349,066
Lifecycle 2025 Fund	$8,264	$—	$268,038	$42,740	$19,805	$338,847
Lifecycle 2030 Fund	$8,174	$—	$265,132	$42,277	$19,591	$335,174
Lifecycle 2035 Fund	$8,203	$—	$266,060	$42,425	$19,659	$336,347
Lifecycle 2040 Fund	$11,789	$—	$382,370	$60,971	$28,253	$483,383
Lifecycle 2045 Fund	$2,249	$—	$72,935	$11,630	$5,389	$92,203
Lifecycle 2050 Fund	$1,183	$—	$38,359	$6,117	$2,833	$48,492
Lifecycle 2055 Fund	$100	$—	$3,238	$516	$239	$4,093
Lifecycle Index Retirement Fund	$207	$—	$6,707	$1,069	$495	$8,478
Lifecycle Index 2010 Fund	$750	$—	$24,317	$3,878	$1,796	$30,741
Lifecycle Index 2015 Fund	$1,262	$—	$40,935	$6,527	$3,025	$51,749
Lifecycle Index 2020 Fund	$2,162	$—	$70,114	$11,180	$5,180	$88,636
Lifecycle Index 2025 Fund	$1,861	$—	$60,362	$9,625	$4,461	$76,309
Lifecycle Index 2030 Fund	$1,998	$—	$64,793	$10,332	$4,786	$81,909
Lifecycle Index 2035 Fund	$1,476	$—	$47,867	$7,633	$3,536	$60,512
Lifecycle Index 2040 Fund	$1,452	$—	$47,084	$7,508	$3,478	$59,522
Lifecycle Index 2045 Fund	$926	$—	$30,029	$4,788	$2,219	$37,962
Lifecycle Index 2050 Fund	$526	$—	$17,062	$2,721	$1,260	$21,569
Lifecycle Index 2055 Fund	$55	$—	$1,777	$283	$132	$2,247
Lifestyle Income Fund	$44	$—	$1,426	$227	$105	$1,802
Lifestyle Conservative Fund	$60	$—	$1,957	$312	$145	$2,474
Lifestyle Moderate Fund	$42	$—	$1,371	$219	$101	$1,733
Lifestyle Growth Fund	$46	$—	$1,499	$239	$111	$1,895
Lifestyle Aggressive Growth Fund	$46	$—	$1,477	$235	$109	$1,867

Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by the Board. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAV of the participating Fund.

The Distribution Plans have been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the trustees concluded that, the Distribution Plans would benefit the Retail Class or Premier Class shareholders of each Fund, as applicable.

One of the potential benefits of the Distribution Plans is payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

B-42	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

Pursuant to the Distribution Plans, at least quarterly, TPIS provides the Board with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made.

Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares or Premier Class shares (of that Fund, as applicable). Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of the fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class or Premier Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees with respect to the applicable Fund or Class. The Retail Class and Premier Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan with respect to the applicable share classes of each Fund.

Payments to Intermediaries

TPIS, Services, Advisors and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of TPIS’s, Services’, Advisors’ and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by TPIS, Services, Advisors and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Funds to the intermediaries as described in the Funds’ Prospectuses and this SAI.

The Additional Payments may be intended to compensate intermediaries for, among other things: (i) marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; (ii) access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; (iii) assistance in training and education of personnel; (iv) “finders” or “referral” fees for directing investors to the Funds; (v) marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or (vi) other specified services intended to assist in the distribution and marketing of the Funds. In addition or alternatively, TPIS, Services, Advisors and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, plan administration, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by TPIS, Services, Advisors and/or their affiliates for the performance of these or similar services.

The Additional Payments may be a fixed dollar amount or they may be a variable amount that is calculated or based on the number of customer accounts maintained by the intermediary, a percentage of the value of shares sold to, or held by, customers of the intermediary or other factors. The Additional Payments are separately negotiated with each intermediary based on a range of factors, including but not limited to the intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Additional Payments may be different for different intermediaries and may vary with respect to the type of Fund sold or serviced by the intermediary. Additional Payments are always made only to the firm, never to individuals. To the extent permitted by FINRA regulations and corporate policies, TPIS, Services, Advisors and their affiliates may also pay non-cash compensation to sales representatives of intermediaries, including in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries or due diligence meetings.

Indemnification of shareholders

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of

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the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

Indemnification of Trustees

The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents, nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Shareholder meetings and voting rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the next asset value per share of the applicable Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Additional Funds or classes

Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically “series” of shares) or “classes” of shares in the Trust without shareholder approval. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

Dividends and distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

Pricing of shares

The share price of each Fund and Underlying Fund is determined based on the Fund’s NAV, and the assets of each Fund consist primarily of shares of the Underlying Funds. Therefore, the prices of Fund shares are primarily determined

B-44	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

based on the NAVs per share of the Underlying Funds. The assets of each Underlying Fund are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Underlying Fund investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time an Underlying Fund’s NAV is calculated.

Foreign investments

Underlying Fund investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Underlying Fund’s NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when an Underlying Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Underlying Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing which occurs between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Underlying Fund may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

Special valuation procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-45

the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by an Underlying Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of an Underlying Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when an Underlying Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Underlying Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Underlying Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from an Underlying Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectuses.

Tax status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Qualification as regulated investment company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

B-46	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs. If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Equalization accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions to avoid federal excise tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital loss carryforwards

As of May 31, 2013, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Due to large shifts in the ownership percentage of the Lifecycle 2050 Fund in prior years, the use of capital losses and capital loss carryforwards in future fiscal years for the Fund may be subject to limitations under the Code and regulations thereunder.

Date of expiration
Fund	5/31/2018
Lifecycle 2050 Fund	$307,517

Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years must be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-47

Investments in foreign securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund or an Underlying Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund or Underlying Funds may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Trust will report to the shareholders of the Funds, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund or an Underlying Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund or an Underlying Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with original issue discount

Each Fund or an Underlying Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, futures, and swaps

A Fund or Underlying Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

B-48	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund or an Underlying Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

Shareholder taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified dividend income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-49

not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. A Fund may receive qualified dividend income to the extent it receives qualifying distributions from Underlying Funds and meets certain holding period requirements with respect to the Underlying Fund. In order to constitute qualified dividend income to an Underlying Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Underlying Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.

Dividends-received deduction

The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income from Underlying Funds during the taxable year. Capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Funds, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and losses on redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first in/first out (FIFO), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average

B-50	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Deduction of capital losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to shareholders

The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup withholding

The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Funds with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Shares held in certain custody accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

TIAA-CREF Funds ■ Funds-of-Funds ■ Statement of Additional Information	B-51

Brokerage allocation

Each Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer—the Underlying Funds. As such, the Funds incur minimal brokerage commissions but do incur commissions on certain instruments such as ETFs. As shown in the table below, certain Funds have increased their purchases of ETFs and have had corresponding increases in the amount of commissions paid. The aggregate amounts of brokerage commissions paid by the Funds for the fiscal year ended May 31, 2013, May 31, 2012 and May 31, 2011 (eight months) (except for the Lifecycle 2060 Fund and Lifecycle Index 2060 Fund, which were not yet operational) were as follows:

Fund	2013 commissions	2012 commissions	2011 commissions
Lifecycle Retirement Income Fund	$72	$103.44	$—
Lifecycle 2010 Fund	$—	$—	$—
Lifecycle 2015 Fund	$—	$—	$—
Lifecycle 2020 Fund	$—	$—	$—
Lifecycle 2025 Fund	$—	$—	$—
Lifecycle 2030 Fund	$—	$—	$—
Lifecycle 2035 Fund	$—	$—	$—
Lifecycle 2040 Fund	$—	$—	$—
Lifecycle 2045 Fund	$315	$916.26	$—
Lifecycle 2050 Fund	$—	$99.90	$—
Lifecycle 2055 Fund	$153	$215.17	$—
Lifecycle Index Retirement Income Fund	$76	$50.24	$—
Lifecycle Index 2010 Fund	$63	$145.19	$—
Lifecycle Index 2015 Fund	$102	$65.02	$—
Lifecycle Index 2020 Fund	$134	$—	$—
Lifecycle Index 2025 Fund	$267	$131.09	$—
Lifecycle Index 2030 Fund	$114	$204.61	$—
Lifecycle Index 2035 Fund	$766	$1,308.59	$—
Lifecycle Index 2040 Fund	$732	$1,706.47	$—
Lifecycle Index 2045 Fund	$956	$770.54	$—
Lifecycle Index 2050 Fund	$825	$577.22	$—
Lifecycle Index 2055 Fund	$57	$9.60	$—
Lifestyle Income Fund	$78	$3.02	$—
Lifestyle Conservative Fund	$205	$59.91	$—
Lifestyle Moderate Fund	$355	$72.34	$—
Lifestyle Growth Fund	$209	$31.14	$—
Lifestyle Aggressive Growth Fund	$174	$—	$—
Managed Allocation Fund	$—	$—	$—

B-52	Statement of Additional Information ■ TIAA-CREF Funds ■ Funds-of-Funds

The following table shows the aggregate amount of brokerage commissions paid by the Funds to firms that provided research services in fiscal year ended May 31, 2013 (except for the Lifecycle 2060 Fund and Lifecycle Index 2060 Fund, which were not yet operational). Note that the provision of research services was not necessarily a factor in the placement of business with these firms.

Fund	2013 Commissions
Lifecycle Retirement Income Fund	$—
Lifecycle 2010 Fund	$—
Lifecycle 2015 Fund	$—
Lifecycle 2020 Fund	$—
Lifecycle 2025 Fund	$—
Lifecycle 2030 Fund	$—
Lifecycle 2035 Fund	$—
Lifecycle 2040 Fund	$—
Lifecycle 2045 Fund	$—
Lifecycle 2050 Fund	$—
Lifecycle 2055 Fund	$13
Lifecycle Index Retirement Income Fund	$4
Lifecycle Index 2010 Fund	$—
Lifecycle Index 2015 Fund	$—
Lifecycle Index 2020 Fund	$—
Lifecycle Index 2025 Fund	$—
Lifecycle Index 2030 Fund	$—
Lifecycle Index 2035 Fund	$140
Lifecycle Index 2040 Fund	$190
Lifecycle Index 2045 Fund	$130
Lifecycle Index 2050 Fund	$121
Lifecycle Index 2055 Fund	$6
Lifestyle Income Fund	$4
Lifestyle Conservative Fund	$43
Lifestyle Moderate Fund	$48
Lifestyle Growth Fund	$31
Lifestyle Aggressive Growth Fund	$—
Managed Allocation Fund	$—

Advisors is responsible for decisions to buy and sell securities for the Underlying Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Underlying Fund, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Advisors deems the purchase or sale of a security to be in the best interests of an Underlying Fund, its personnel also may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Underlying Fund at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the research. The valuation of such research may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients. Currently some foreign brokerage commissions are fixed under local law and practice. There is, however, an ongoing trend in many countries to adopt a new system of negotiated commissions.

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Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Underlying Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with brokers who, through the use of commission-sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and its client or proprietary accounts.

Research or services obtained for one Underlying Fund may be used by Advisors in managing other Underlying Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts.

Information about the amounts of commissions paid by the Underlying Funds is included in the SAI for the Underlying Funds.

Directed brokerage

In accordance with the 1940 Act, as amended, the Funds and Underlying Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Underlying Funds.

Legal matters

All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Managing Director, General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

Experts

The financial statements incorporated in this Statement of Additional Information by reference to the Annual Report to shareholders for the period ending May 31, 2013 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial statements

The audited financial statements of the Funds are incorporated herein by reference to the Trust’s Annual Report on Form N-CSR for the fiscal period ended May 31, 2013 and the Funds’ unaudited financial statements for the semiannual period ended November 30, 2013 are incorporated by reference herein to the Trust’s Semiannual report on Form N-CSR for the six-month period ended November 30, 2013. These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual Report on request.

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Appendix A: TIAA-CREF policy statement on corporate governance

I. Introduction

Purpose and applicability of policy statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly-traded operating companies and may not be directly applicable to open-end investment companies or privately-held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly-traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why we focus on corporate governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa. In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options-back dating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

II. TIAA-CREF’s corporate governance program

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

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TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance activities

1. Proxy voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impacts their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

•	submitting shareholder resolutions
•	withholding or voting against one or more directors
•	requesting other investors to support our initiatives
•	engaging in collaborative action with other investors
•	engaging in public dialogue and commentary
•	supporting an election contest or change of control transaction
•	conducting a proxy solicitation
•	seeking regulatory or legislative relief
•	commencing or supporting litigation
•	pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

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1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.
2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.
3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.
4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.
5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.
6.	TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International corporate governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

•	Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.
•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.
•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.
•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.
•	Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.
•	Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.
•	Policies and internal systems designed to avoid bribery and corruption are underdeveloped or non existent.

III. Shareholders rights and responsibilities

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly-traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

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Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally applicable shareholder rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly-traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.
2.	One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically asses the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.
3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.
4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.
5.	Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.
6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.
7.	Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.
8.	Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.
9.	Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.
10.	Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This particularly problematic in many foreign markets.
11.	Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.
12.	Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

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C. Shareholder responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1.	Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.
2.	Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.
3.	Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.
4.	Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.
5.	Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the life blood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.
6.	Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.
7.	Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.
8.	Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly-traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.
9.	Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

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IV. Corporate governance principles

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of portfolio companies

1. The board of directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board membership

1.	Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.
2.	Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.
3.	Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.
4.	Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.
5.	Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include, current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.
6.	Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

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Director elections

TIAA-CREF has adopted the following policy on director elections:

1.	Directors should be elected annually by a majority rather than a plurality of votes cast.*
2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”
3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*
4.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.
5.	Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director nomination

1.	Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.
2.	Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.
3.	Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.
4.	Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.
Board responsibilities
1.	Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.
2.	Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.
3.	CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.
4.	Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board operation

1.	Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.
2.	Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

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3.	Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.
4.	Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty of loyalty) has occurred, then directors should not be indemnified.
5.	Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counter balance to the CEO/chair.

Board organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1.	Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

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2.	Each committee should have the power to hire independent experts and advisors.
3.	Each committee should report to the full board on the issues and decisions for which it is responsible.
4.	Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General principles

Executive compensation should be based on the following principles:

1.	Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.
2.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.
3.	Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.
4.	Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.
5.	Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.
6.	The board should not unduly rely on comparative industry data and other outside surveys to make compensations determinations; especially if such information is inconsistent with the company’s compensation philosophy.
7.	Compensation Committees should work only with consultants who are independent of management.
8.	Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.
9.	Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.
10.	If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles specific to equity-based compensation plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.
2.	All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.
3.	Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

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4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.
5.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.
6.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.
7.	Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.
8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.
9.	Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.
10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.
11.	Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.
12.	Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation discussion and analysis

A company’s compensation disclosure should be based on the following principles:

1.	The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.
2.	The disclosure should explain how the program seeks to identify and reward the value added by management.
3.	The disclosure should identify how compensation is linked to long-term sustainable value creation.
4.	Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.
5.	When possible, charts should be used in conjunction with narratives to enhance comprehension.
6.	When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.
7.	Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.
8.	Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.
9.	Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.
10.	Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.
11.	If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. Environmental and social issues

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our

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votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

•	A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;
•	Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;
•	Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and
•	Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and non-discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

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Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and corporate political influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

Appendix A: Proxy voting guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

•	When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.
•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.
•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.
•	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

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Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;
•	Whether the provisions of the device are in line with generally accepted governance principles;

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•	Whether the company has submitted the device for shareholder approval; and
•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

•	Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.
•	Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.
•	Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.
•	Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.
•	Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.
•	Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.
•	Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.
•	Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.
•	Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.
•	Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

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Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory vote on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachutes proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.
•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

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Corporate political influence:

General Policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.
•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.
•	TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.
•	TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

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730 Third Avenue New York, NY 10017-3206

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OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust, dated as of April 15, 1999.1/

(2)	Declaration of Trust, dated as of April 15, 1999, as amended to add the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”). 6/

(3)	Form of Amendment dated December 7, 2005 to the Declaration of Trust dated April 15, 1999.9/

(4)	Form of Amendment dated February 14, 2006 to the Declaration of Trust dated April 15, 1999. 9/

(5)	Amendment dated August 7, 2006 to the Declaration of Trust. 10/

(6)	Amendment dated October 2, 2006 to the Declaration of Trust. 10/

(7)	Amendment dated July 17, 2007 to the Declaration of Trust. 13/

(8)	Amendment dated August 29, 2008 to the Declaration of Trust. 15/

(9)	Amendment dated February 10, 2009 to the Declaration of Trust. 17/

(10)	Amendment dated May 12, 2009 to the Declaration of Trust. 17/

(11)	Form of Amendment dated May 18, 2010 to the Declaration of Trust. 20/

(12)	Form of Amendment dated December 7, 2010 to the Declaration of Trust. 22/

(13)	Form of Amendment dated May 17, 2011 to the Declaration of Trust. 24/

(14)	Form of Amendment dated September 13, 2011 to the Declaration of Trust. 25/

(15)	Form of Amendment dated May 15, 2012 to the Declaration of Trust. 28/

(16)	Form of Amendment dated December 4, 2012 to the Declaration of Trust. 32/

(17)	Amendment dated December 3, 2013 to the Declaration of Trust. 37/

(18)	Amendment dated May 13, 2014 to the Declaration of Trust.*

(b)	Registrant has adopted no bylaws.

(c)	The relevant portions of Registrant’s Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d)	(1)	Investment Management Agreement by and between Registrant and Teacher Advisors, Inc. (“Advisors”), dated as of June 1, 1999. 2/

(2)	Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002. 4/

(3)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2004. 5/

(4)	Amendment to Investment Management Agreement by and between Registrant and Advisors, dated as of October 1, 2004, for the Lifecycle Funds. 6/

(5)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2005. 7/

(6)	Form of Investment Management Agreement by and between the Registrant and Advisors, effective February 1, 2006. 8/

(7)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, regarding the Growth Equity Fund dated as of February 1, 2006. 8/

(8)	Form of Expense Reimbursement Agreement between Registrant and Advisors effective February 1, 2006. 8/

(9)	Form of Fee Waiver for Growth & Income Fund and Lifecycle Funds effective February 1, 2006. 8/

(10)	Form of Amendment dated March 31, 2006 to the Investment Management Agreement by and between the Registrant and Advisors dated as of February 1, 2006. 9/

(11)	Form of Amendment dated March 31, 2006 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2006. 9/

(12)	Form of Amendment dated March 31, 2006 to the Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds. 9/

(13)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 10/

(14)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement. 10/

(15)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Fee Waiver for Growth & Income Fund and Lifecycle Funds. 10/

(16)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds. 10/

(17)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 10/

(18)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement. 10/

(19)	Form of Amendment dated December 6, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Retirement Class of the Lifecycle Funds. 10/

(20)	Form of Amendment dated January 17, 2007 to the Expense Reimbursement Agreement dated February 1, 2006. 10/

(21)	Form of Amendment dated November 30, 2007 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 13/

(22)	Form of Amendment dated November 30, 2007 to the February 1, 2006 Fee Waiver. 13/

(23)	Form of Amendment dated November 30, 2007 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2007. 13/

(24)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 14/

(25)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Expense Reimbursement Agreement. 14/

(26)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Fee Waiver Agreement for Growth & Income Fund and Lifecycle Funds. 14/

(27)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Fee Waiver Agreement for the TIAA-CREF Lifecycle Funds. 16/

(28)	Form of Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for TIAA-CREF Growth Equity Fund. 16/

(29)	Form of Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 16/

(30)	Form of Amendment dated August 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 18/

(31)	Form of Amendment dated September 10, 2009 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 18/

(32)	Form of Amendment dated September 10, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 18/

(33)	Form of Amended and Restated Fee Waiver Agreement dated February 1, 2010 for the TIAA-CREF Lifecycle Funds. 20/

(34)	Form of Amended and Restated Expense Reimbursement Agreement dated February 1, 2010 for the TIAA-CREF Funds. 20/

(35)	Form of Amendment dated May 1, 2010 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 20/

(36)	Form of Amended and Restated Expense Reimbursement Agreement dated August 1, 2010 for the TIAA-CREF Funds. 21/

(37)	Form of Amendment dated August 1, 2010 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 21/

(38)	Form of Amended and Restated Fee Waiver Agreement between Registrant and Advisors for the TIAA-CREF Lifecycle Funds dated as of February 1, 201122/

(39)	Form of Amended and Restated Agreement to Suspend Distribution Plans between Registrant and TPIS for the TIAA-CREF Lifecycle and Lifecycle Index Funds dated as of February 1, 2011. 22/

(40)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors for the TIAA-CREF Funds dated as of February 1, 2011. 22/

(41)	Form of Amendment dated April 28, 2011 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 23/

(42)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors for the TIAA-CREF Funds dated as of February 1, 2011. 23/

(43)	Form of Amendment to the Investment Management Agreement for TIAA-CREF Global Natural Resources Fund dated September 20, 2011. 26/

(44)	Form of Amended and Restated Expense Reimbursement Agreement dated September 20, 2011 for TIAA-CREF Funds. 26/

(45)	Amendment to the Investment Management Agreement between the Registrant and Advisors dated as of December 6, 2011. 27/

(46)	Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors dated as of December 6, 2011. 27/

(47)	Amended and Restated Investment Management Agreement between Registrant and Advisors dated as of January 2, 2012. 27/

(48)	Form of Amendment to the Amended and Restated Investment Management Agreement between Registrant and Advisors dated as of March 1, 2012. 27/

(49)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors dated as of March 1, 2012. 27/

(50)	Form of Amendment to the Investment Management Agreement for TIAA-CREF Social Choice Bond Fund dated as of July 23, 2012. 28/

(51)	Form of Amended and Restated Expense Reimbursement Agreement dated as of July 23, 2012 for TIAA-CREF Funds. 28/

(52)	Form of Amended and Restated Expense Reimbursement Agreement for the TIAA-CREF Funds dated as of August 1, 2012. 29/

(53)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Social Choice Bond Fund dated as of September 21, 2012. 30/

(54)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of October 1, 2012. 31/

(55)	Form of Amended and Restated Fee Waiver Agreement between Registrant and Advisors for the TIAA-CREF Lifecycle Funds dated as of October 1, 2012. 31/

(56)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of March 1, 2013. 33/

(57)	Form of Amendment to the Investment Management Agreement for TIAA-CREF International Opportunities Fund dated as of April 10, 2013. 34/

(58)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of April 12, 2013. 34/

(59)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of August 1, 2013. 35/

(60)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of October 1, 2013. 36/

(61)	Form of Amended and Restated Fee Waiver Agreement between Registrant and Advisors for the TIAA-CREF Lifecycle Funds dated as of October 1, 2013. 36/

(62)	Form of Amended and Restated Expense Reimbursement Agreement for TIAA-CREF Funds dated as of March 1, 2014. 37/.

(e)	(1)	Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of June 1, 1999. 2/

(2)	Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”), dated as of June 1, 1999. 3/

(3)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002. 4/

(4)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004, for the Lifecycle Funds. 6/

(5)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 19, 2004. 7/

(6)	Form of Amendment to Distribution Agreement for the TIAA-CREF Funds dated as of January 1, 2013. 33/

(f)	(1)	TIAA and CREF None-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended. 5/

(2)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended. 5/

(3)	Non-Employee Trustee and Member Long-Term Compensation Plan, dated January 1, 2008. 14/

(4)	Non-Employee Trustee and Member Deferred Compensation Plan, dated January 1, 2008. 14/

(g)	(1)	Custodian Agreement by and between Registrant and State Street Bank and Trust Company (“State Street”), dated as of June 11, 1999. 3/

(2)	Custodian Agreement by and between Registrant and JPMorgan Chase Bank (“JPMorgan”), dated as of July 1, 2002. 4/

(3)	Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002. 4/

(4)	Form of Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company dated November 20, 2007. 13/

(5)	Form of Custodial Undertaking in Connection with Master Repurchase Agreement among Teachers Advisors Inc., on behalf of Registrant, Goldman, Sachs & Co. and The Bank of New York Mellon, dated March 8, 2010. 20/

(h)	(1)	Administration Agreement by and between Registrant and State Street, dated as of July 1, 1999. 3/

(2)	Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc. (“BFDS”), dated as of July 1, 1999. 3/

(3)	Transfer Agency and Service Agreement by and between Registrant and BFDS, dated as of July 1, 2002. 4/

(4)	Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003 5/, October 1, 2004, for the Lifecycle Funds 6/ and October 19, 2004. 7/

(5)	Form of Retirement Class Service Agreement by and between Registrant and Advisors dated as of February 1, 2006. 8/

(6)	Form of Amendment dated March 31, 2006 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 9/

(7)	Form of Transfer Agency Agreement by and between Registrant and BFDS, dated September 1, 2004. 12/

(8)	Form of Amendment dated November 30, 2007 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 13/

(9)	Form of Investment Accounting Agreement by and between Registrant and State Street Bank and Trust Company dated November 20, 2007. 13/

(10)	Form of Amendment dated September 10, 2009 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 18/

(11)	Form of Amendment dated September 1, 2009 to the Transfer Agency Agreement between the Registrant and BFDS dated September 1, 2004. 18/

(12)	Form of Amendment dated August 1, 2010 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 21/

(13)	Form of Amendment dated April 1, 2011 to the Retirement Service Agreement by and between Registrant and Advisors. 23/

(14)	Form of Amendment dated August 31, 2010 to Transfer Agency and Service Agreement between Registrant Boston Financial Services, Inc. 23/

(15)	Form of Amendment dated June 29, 2011 to Transfer Agency and Service Agreement between Registrant and Boston Financial Services, Inc. 24/

(16)	Form of Amendment to Retirement Service Agreement dated September 20, 2011 between Registrant and Advisors. 24/

(17)	Administrative Services Agreement between Registrant and Advisors dated as of January 2, 2012. 27/

(18)	Amendment to the Retirement Service Agreement between Registrant and Advisors dated as of December 6, 2011. 27/

(19)	Form of Amendment to Retirement Service Agreement dated July 23, 2012 between Registrant and Advisors. 28/

(20)	First Amendment dated May 31, 2012 to the Investment Accounting Agreement by and between Registrant and State Street Bank and Trust Company29/

(21)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of April 10, 2013. 34/

(i)	(1)	Opinion and Consent of Jonathan Feigelson, Esq.**

(j)	(1)	Consent of Dechert LLP.**

(2)	Consent of PricewaterhouseCoopers LLP.**

(k)	Not applicable.

(l)	(1)	Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America (“TIAA”), dated as of June 1, 1999.3/

(2)	Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002. 4/

(3)	Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004, for the Lifecycle Funds. 6/

(4)	Seed Money Agreement by and between Registrant and TIAA, dated as of March 31, 2006, for the Large Cap Growth Fund, High-Yield Fund II, Bond Plus Fund II, Short-Term Bond Fund II, Tax-Exempt Bond Fund II, Managed Allocation Fund II, International Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund. 9/

(5)	Form of Seed Money Agreement by and between Registrant and TIAA, dated as of January 17, 2007 for the Institutional Class of the Lifecycle Funds. 10/

(6)	Form of Seed Money Agreement by and between Registrant and TIAA, dated November 30, 2007 for the Lifecycle 2045, Lifecycle 2050 and Lifecycle Retirement Income Funds and the Enhanced Large-Cap Growth Index, Enhanced Large-Cap Value Index and Enhanced International Equity Index Funds. 13/

(7)	Form of Seed Money Agreement by and between Registrant and TIAA, dated September 10, 2009 for the Lifecycle Index Funds, Bond Index Fund and the Premier Class. 18/

(8)	Form of Seed Money Agreement by and between Registrant and TIAA, dated August 1, 2010 for the Emerging Market Equity and Emerging Market Equity Index Funds. 20/

(9)	Form of Initial Investment Agreement between Teachers Insurance Annuity Association of America and Registrant dated April 1, 2011. 23/

(10)	Form Initial Investment Agreement between Teachers Insurance and Annuity Association of America and Registrant dated September 20, 2011. 26/

(11)	Form of Initial Investment Agreement between Teachers Insurance and Annuity Association of America and Registrant dated July 23, 2012. 28/

(12)	Form of Initial Investment Agreement between Teachers Insurance and Annuity Association of America and Registrant dated as of April 12, 2013. 34/

(m)	(1)	Distribution Plan for the Lifecycle Funds of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”), dated October 1, 2004. 6/

(2)	Distribution Plan for Retail Class Shares of Registrant, adopted pursuant to Rule 12b-1 of the 1940 Act, dated as of February 1, 2006. 8/

(3)	Suspension of Distribution Plan Reimbursement Agreement by and between Registrant and TPIS dated effective February 1, 2006. 8/

(4)	Form of Amendment dated March 31, 2006 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated February 1, 2006. 9/

(5)	Form of Amendment dated March 31, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 9/

(6)	Form of Amendment dated May 16, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 10/

(7)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 11/

(8)	Form of Amendment dated November 30, 2007 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated October 1, 2004. 13/

(9)	Form of Distribution Plan for Lifecycle Retail Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated November 30, 2007. 13/

(10)	Form of Amendment dated November 30, 2007 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 13/

(11)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2008. 14/

(12)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 16/

(13)	Form of Amendment dated August 1, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 18/

(14)	Form of Distribution Plan for Premier Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

(15)	Form of Distribution Plan for Retirement Class Shares of Registrant on behalf of the Lifecycle Index Funds adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

(16)	Form of Distribution Plan for Retail Class Shares of Registrant on behalf of the Bond Index Fund adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

(17)	Form of Amendment dated September 10, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 18/

(18)	Form of Amended and Restated Agreement to Suspend Distribution Plans dated February 1, 2010 for TIAA-CREF Funds. 20/

(19)	Form of Amended and Restated Distribution Plan for Premier Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated July 20, 2010. 21/

(20)	Form of Amended and Restated Compensation Distribution Plan for Retail Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated July 20, 2010. 21/

(21)	Form of Amended and Restated Distribution Plan for the Retirement Class Reimbursement Plan of Registrant Lifecycle Fund Series adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

(22)	Form of Amended and Restated Agreement to Suspend Distribution Plans for the TIAA-CREF Lifecycle and Lifecycle Index Funds by and between Registrant and TPIS dated effective February 1, 2011. 23/

(23)	Form of Amended and Restated Distribution Plan for Retirement Class Compensation Plan of Registrant TIAA-CREF Lifecycle Index Funds adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

(24)	Form of Amended and Restated Distribution Plan for Premier Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

(25)	Form of Amended and Restated Distribution Plan for Retail Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 20, 2011. 26/

(26)	Form of Amended and Restated Distribution Plan for Premier Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 20, 2011. 26/

(27)	Amended and Restated Distribution Plan for Retail Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated December 6, 2011. 34/

(28)	Amended and Restated Distribution Plan for Premier Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated December 6, 2011 . 34/

(29)	Form of Amended and Restated Distribution Plan for Retail Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated July 23, 2012. 28/

(30)	Form of Amended and Restated Distribution Plan for Premier Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated July 23, 2012. 28/

(31)	Form of Amended and Restated Distribution Plan for Retail Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated January 1, 2013. 33/

(32)	Form of Amended and Restated Distribution Plan for Retirement Class shares of the TIAA-CREF Lifecycle Funds of the Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated January 1, 2013. 33/

(33)	Form of Amended and Restated Agreement to Suspend Distribution Plans for the TIAA-CREF Lifecycle and Lifecycle Index Funds by and between the Registrant and TPIS dated January 1, 2013. 33/

(34)	Form of Amended and Restated Distribution Plans for Retail Class shares Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated as of March 28, 2013. 34/

(35)	Form of Amended and Restated Distribution Plan for Premier Class shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act dated as of March 28, 2013. 34/

(36)	Form of Amended and Restated Agreement to Suspend Distribution Plans for the TIAA-CREF Lifecycle and Lifecycle Index Funds by and between the Registrant and TPIS dated as of October 1, 2013. 36/

(n)	(1)	Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act. 4/

(2)	Form of Amended and Restated Multiple Class Plan effective February 14, 2006. 9/

(3)	Form of Multiple Class Plan adopted pursuant to Rule 18f-3 of the 1940 Act with respect to the Lifecycle Funds effective January 17, 2007. 10/

(4)	Form of Amendment dated November 30, 2007 to the Multiple Class (18f-3) Plan for the Lifecycle Funds. 13/

(5)	Form of Amended and Restated Multiple Class (18f-3) Plan for the TCF Funds dated September 10, 2009. 18/

(6)	Form of Amended and Restated Multiple Class (18f-3) Plan for the Lifecycle and Lifecycle Index Funds dated September 10, 2009. 18/

(7)	Form of Amended and Restated Multiple Class (18f-3) Plan for the Lifecycle and Lifecycle Index Funds dated December 7, 2010. 23/

(8)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TCF Funds dated September 20, 2011. 26/

(9)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TCF Funds dated December 6, 2011. 34/

(10)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TCF Funds dated July 23, 2012. 28/

(11)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TCF Funds effective January 1, 2013. 33/

(12)	Form of Amended and Restated Multiple Class Plan (18f-3) for the Lifecycle Funds, Lifecycle Index Funds and Lifestyle Funds of the TIAA-CREF Funds effective January 1, 2013. 33/

(13)	Form of Amended and Restated Multiple Class Plan (18f-3) for the TIAA-CREF Funds dated as of March 28, 2013. 34/

(p)	TIAA-CREF Code of Ethics 22/

(q)	Powers of attorney 37/

1/	Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 20, 1999.

2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.

3/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/	Incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.

5/	Incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 30, 2004.

6/	Incorporated herein by reference to Post-Effective Amendment No. 11 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2004.

7/	Incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 31, 2005.

8/	Incorporated herein by reference to Post-Effective Amendment No. 16 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 1, 2006.

9/	Incorporated herein by reference to Post-Effective Amendment No. 19 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on March 31, 2006.

10/	Incorporated herein by reference to Post-Effective Amendment No. 20 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 17, 2007.

11/	Incorporated herein by reference to Post-Effective Amendment No. 22 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 23, 2007.

12/	Incorporated herein by reference to Post-Effective Amendment No. 24 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2007.

13/	Incorporated herein by reference to Post-Effective Amendment No. 26 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 30, 2007.

14/	Incorporated herein by reference to Post-Effective Amendment No. 27 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2008.

15/	Incorporated herein by reference to Post-Effective Amendment No. 28 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 21, 2008.

16/	Incorporated herein by reference to Post-Effective Amendment No. 29 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2009.

17/	Incorporated herein by reference to Post-Effective Amendment No. 30 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 25, 2009.

18/	Incorporated herein by reference to Post-Effective Amendment No. 31 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 11, 2009.

19/	Incorporated herein by reference to Post-Effective Amendment No. 32 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 22, 2010.

20/	Incorporated herein by reference to Post-Effective Amendment No. 34 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on May 21, 2010.

21/	Incorporated herein by reference to Post-Effective Amendment No. 35 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on August 4, 2010.

22/	Incorporated herein by reference to Post-Effective Amendment No. 36 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2011.

23/	Incorporated herein by reference to Post-Effective Amendment No. 41 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 25, 2011.

24/	Incorporated herein by reference to Post-Effective Amendment No. 44 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 15, 2011.

25/	Incorporated herein by reference to Post-Effective Amendment No. 47 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 23, 2011.

26/	Incorporated herein by reference to Post-Effective Amendment No. 48 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 29, 2011.

27/	Incorporated herein by reference to Post-Effective Amendment No. 54 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 28, 2012.

28/	Incorporated herein by reference to Post-Effective Amendment No. 57 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 18, 2012.

29/	Incorporated herein by reference to Post-Effective Amendment No. 58 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 30, 2012.

30/	Incorporated herein by reference to Post-Effective Amendment No. 60 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 18, 2012.

31/	Incorporated herein by reference to Post-Effective Amendment No. 61 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 28, 2012.

32/	Incorporated herein by reference to Post-Effective Amendment No. 64 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 10, 2013.

33/	Incorporated herein by reference to Post-Effective Amendment No. 65 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 27, 2013.

34/	Incorporated herein by reference to Post-Effective Amendment No. 68 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 12, 2013.

35/	Incorporated herein by reference to Post-Effective Amendment No. 70 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 29, 2013.

36/	Incorporated herein by reference to Post-Effective Amendment No. 72 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2013.

37/	Incorporated herein by reference to Post-Effective Amendment No. 74 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 27, 2014.

*	Filed herewith.

**	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with the Fund

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF mutual funds, each of which has Teachers Advisors or an affiliate as its investment adviser. In addition, the Registrant and the other TIAA-CREF mutual funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF mutual funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 30.	Indemnification

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated as of April 15, 1999 (the “Declaration”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration expressly provides that it has been organized under the DSTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant’s property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Advisors also provides investment management services to the TIAA-CREF Life Funds, TIAA Separate Account VA-1 and certain unregistered pools. The directors of Advisors are Robert G. Leary, Carol Deckbar, Phillip Goff, Thomas Garbutt, John Panagakis and William Wilkinson. These persons are also Managers of TIAA-CREF Investment Management, LLC (“TCIM”), which is a wholly owned investment adviser subsidiary of TIAA and manages the investment accounts of the College Retirement Equities Fund (“CREF”). Both Advisors and TCIM are located at 730 Third Avenue, New York, NY 10017-3206.

Item 32.	Principal Underwriters

Teachers Personal Investors Services, Inc. (“TPIS”) acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA Separate Account VA-1 and the TIAA-CREF Life Funds.

The directors of TPIS are Robert G. Leary, Keith Rauschenbach, Catherine McCabe, Michael Noone, Timothy Walsh and Kevin O’Leary. The officers of TPIS are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

Robert G. Leary	President and Chief Executive Officer	President and Chief Executive Officer
William Forgione	Senior Vice President and Assistant Secretary	None
Keith Henry Rauschenbach	Vice President	None

William Bair	Chief Financial Officer	None
Ilene Linda Shore	Chief Operating Officer	None
Brian Michael Moran	Chief Compliance Officer	None
Michael Phillips	Chief Legal Officer and Assistant Secretary	None
Stephen Collier	Senior Vice President, Head of Tax	None
Linda Dougherty	Controller	None
Marjorie Pierre-Merritt	Secretary	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
John George Panagakis	Vice President	None
Kevin John Maxwell	Vice President	None
Christopher Baraks	Vice President, Corporate Tax	None
Gerald McCarthy	Vice President, Tax	None
Janet Acosta	Assistant Secretary	None
Ann Medeiros	Assistant Secretary	None
Jamin Jenkins	Assistant Secretary, Corporate Tax	None
Gail Clinton	Assistant Secretary, Corporate Tax	None
Nicholas Cifelli	Assistant Secretary, Corporate Tax	None

* The business address of all directors and officers of TPIS is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of TPIS can be found on Schedule A of Form BD for TPIS, as currently on file with the Commission (File No. 8-47051).

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918 and CitiStorage, 5 North 11th Street, Brooklyn, NY 11211.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Funds has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of June 2014.

TIAA-CREF FUNDS

By:	/s/ Robert G. Leary
Name:	Robert G. Leary
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert G. Leary	President and Principal Executive Officer	June 27, 2014
Robert G. Leary	(Principal Executive Officer)

/s/ Phillip G. Goff	Principal Financial Officer	June 27, 2014
Phillip G. Goff	Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	June 27, 2014	*	June 27, 2014
Forrest Berkley		Thomas J. Kenny

*	June 27, 2014	*	June 27, 2014
Nancy A. Eckl		Bridget A. Macaskill

*	June 27, 2014	*	June 27, 2014
Michael A. Forrester		James M. Poterba

*	June 27, 2014	*	June 27, 2014
Howell E. Jackson		Maceo K. Sloan

*	June 27, 2014	*	June 27, 2014
Nancy L. Jacobs		Laura T. Starks

/s/ Rachael M. Zufall	June 27, 2014
Rachael M. Zufall
as attorney-in-fact

* Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

Exhibit List

(a)(18)	Amendment dated May 13, 2014 to the Declaration of Trust.